Federated Investors
World-Class Investment Manager

Federated International Small Company Fund

Established 1996

A Portfolio of Federated World Investment Series, Inc.

7TH ANNUAL REPORT

November 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated International Small Company Fund

President's Message

Dear Fellow Shareholder:

Federated International Small Company Fund was created in 1996, and I am pleased to present its seventh Annual Report. The fund is managed to bring you long-term capital growth opportunities from a portfolio of high-quality international small-cap stocks.1 As of November 30, 2002, this $365.6 million fund was invested in 28 countries and in more than 190 corporations with a median market capitalization of $1.2 billion. These smaller companies are selected for their success in supplying specialized products and services to large company assemblers and retailers, as well as for their ability to dominate their market niches and grow even under difficult economic conditions.

This report covers the 12-month reporting period from December 1, 2001 through November 30, 2002. It begins with an interview with the fund's portfolio manager Leonardo A. Vila, Vice President, Federated Global Investment Management Corp. Following his discussion of market conditions and fund strategy are two additional items of interest: a complete listing of the fund's investments and the publication of the fund's financial statements.

Investing in international markets has not been rewarding since the beginning of 2000. Even a broadly diversified portfolio of stocks in 28 countries did not increase the share values of the fund. The U.S. economy, whether strong or weak, is reflected in the international markets.

1 International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards. Smaller capitalization companies involve more risks than larger more established companies.

Individual share class total return performance for the fund's reporting period follows:2

	Total Return	Net Asset Value Change
Class A Shares	(12.89)%	$17.53 to $15.27 = (12.89)%
Class B Shares	(13.55)%	$16.75 to $14.48 = (13.55)%
Class C Shares	(13.51)%	$16.73 to $14.47 = (13.51)%

Despite disappointing returns, investors should keep in mind that the true measure of the value of a growth fund, such as Federated International Small Company Fund, is in years rather than months. The fund has performed well over the long term, producing average annual total returns of 8.31%, 7.52% and 7.51% for Class A, Class B and Class C Shares, respectively, from its inception on February 28, 1996 through November 30, 2002.2

Furthermore, valuation levels of many small-cap stocks are quite low at this time, which may represent a significant buying opportunity. Likewise, you can take steps to increase your fund investment regardless of the market's fluctuations through a systematic investment program, which allows you to add to your account on a regular basis to accumulate more shares at lower prices.3 I encourage you to discuss the benefits of dollar-cost averaging with your investment representative.

Thank you for selecting Federated International Small Company Fund to pursue your long-term financial goals and for your continued confidence in the fund. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
January 15, 2003

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, Class B and Class C Shares were (17.68)%, (18.31)% and (14.37)%, respectively. Annualized total returns, based on offering price (i.e., less any applicable sales charge), since inception (2/28/96) for Class A, Class B and Class C Shares were 7.41%, 7.52% and 7.51%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Leonardo A. Vila

Vice President

Federated Global Investment Management Corp.

Investment Review

What are your comments on economic conditions and the small-cap stock arena?

During the fund's fiscal year, the expected economic recovery showed potential in December 2001, but failed to materialize due to a number of events. External events such as corporate accounting scandals, bankruptcy filings, terrorism threats and bombings, and Iraqi investigations held back business spending and thus, depressed corporate earnings of manufacturers. Japan continued to fail to produce concrete plans to address their banking crisis or ailing economy. The German economy, unfortunately, seems to be going the way of Japan. Currently, unemployment stands at 10% in Europe's largest economy.

In this difficult global environment, international small-cap stocks have fared better than large caps in the United States and abroad. By comparison, the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE)1 was down 12.5% while the MSCI World ex-U.S. Small Cap Index (MSCI-WSC)2 was down 9.28%. Additionally, pockets of strong economies and markets like Australia and Canada clearly benefited small-caps over large caps. The MSCI EAFE-Australia Index1 was up 1.7%, while the small-cap equivalent index was up 7.8%. In Canada, the large cap index was down 11.1%, while the small-cap index was up 1.4%.

While "value" investing seemed to continue to be in favor over "growth," there was an appreciable convergence between the two styles in the past year. This is a positive indication of investors positioning themselves for next year's economic recovery, which should favor growth-oriented stocks.

1 MSCI EAFE is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. Investments cannot be made in an index.

2 MSCI-WSC represents international companies within the market capitalization range of $200 to $800 million in U.S. dollars. The dollar-denominated range is applied across all 23 developed markets. Investments cannot be made in an index.

United States investors in foreign markets have benefited from the weakness in the U.S. dollar. During the fund's reporting period, the U.S. dollar declined 8.6% against a foreign currency basket, while losing 5.0% directly against the euro, and remaining flattish against the yen, although quite volatile throughout the year. The willingness of the Federal Reserve Board to continue cutting rates encouraged other central banks to follow.

How did Federated International Small Company Fund perform?

For the 12-month period ended November 30, 2002, the fund produced total returns, based on net asset value, of (12.89)%, (13.55)%, and (13.51)% for Class A, Class B and Class C Shares, respectively. The fund's performance was less than the (9.28)% return of the small-cap international market, as represented by the MSCI-WSC in U.S. dollar terms. The fund also underperformed the Lipper International Small-Cap Funds Average, which returned (11.62)%.3

What strategies and holdings most affected the fund's performance?

As can be expected, funds with a growth orientation were overlooked during this period of intensified market uncertainty and prolonged economic weakness. Though your fund holds the stocks of many solid, profitable companies that are still growing, negative investor sentiment across world markets took down stocks in all countries and sectors as demonstrated by the performance of major market indexes.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

In December 2001, the fund's overweight position in Information Technology and Media sectors helped performance. The earlier part of the reporting period also saw an increased weighting towards emerging markets, as these markets tend to perform best during an economic recovery. During the course of the year, as recovery expectations were diminishing, the fund positioned itself in more defensive sectors such as Consumer Staples and Health Care, looking for companies that have visible growth in both sales and earnings.

What were the fund's top ten holdings as of November 30, 2002, and how were the assets allocated among different countries?

The top ten holdings were as follows:

Name	Country	Sector	Percentage of Net Assets
Tandberg ASA	Norway	Information Technology	1.4%
Swedish Match AB	Sweden	Consumer Staples	1.1%
Esprit Holdings Ltd.	Hong Kong	Consumer Discretionary	1.1%
Enterprise Inns PLC	United Kingdom	Consumer Discretionary	1.1%
Toll Holdings Ltd.	Australia	Industrials	1.1%
Man (ED&F) Group PLC	United Kingdom	Financials	1.1%
Magna International, Inc., Class A	Canada	Consumer Discretionary	1.0%
Medion AG	Germany	Consumer Discretionary	1.0%
SNC-Lavalin Group, Inc.	Canada	Industrials	1.0%
HIT Entertainment PLC	United Kingdom	Consumer Discretionary	0.9%
TOTAL			10.8%

The fund's assets were diversified across the following 28 countries:

Country	Percentage of Net Assets	Country	Percentage of Net Assets
Japan	17.4%	Denmark	1.7%
Canada	9.5%	Portugal	1.6%
United Kingdom	9.1%	Netherlands	1.6%
Hong Kong	7.4%	Thailand	1.2%
Italy	6.6%	Ireland	1.2%
Korea, Republic of	6.4%	Russia	1.0%
Germany	5.9%	Singapore	0.8%
France	4.9%	Taiwan	0.7%
Switzerland	4.1%	Belgium	0.5%
Australia	3.9%	Israel	0.5%
Sweden	3.4%	India	0.4%
Spain	2.6%	Venezuela	0.4%
Malaysia	2.6%	China	0.2%
Norway	1.8%	Greece	0.2%

Can you highlight some of the fund's holdings?

Some noteworthy and attractive selections in the portfolio include:

Essilor International SA (0.5% of net assets; France) manufactures and sells plastic and glass ophthalmic lens products worldwide. These include the Ormex, Transitions, Varilux, Essilor, Airwear, and Crizal lenses. Essilor is a beneficiary of the aging of the population and consumer's desire for more fashionable eyewear. The company's stock had risen 35.8% in U.S. dollar terms over the reporting period.

Anglo Irish Bank Corp. PLC (0.7% of net assets; Ireland) is a commercial bank with a private banking arm, and it provides business lending treasury and wealth management services. The company operates through a number of area offices in Ireland and the United Kingdom and through subsidiaries in Austria, Switzerland and the Isle of Man along with its representative offices in Boston, New York and Dusseldorf. The bank has a niche business, giving it great expertise, focusing on only one part of a client's needs. The stock returned 86.9% in U.S. dollar terms over the reporting period.

Medion AG (1.0% of net assets; Germany) markets and distributes multi-media products, consumer electronics, electrical appliances, telecommunications products and other electronic goods to retail super-stores, discount stores and other general merchandise retailers. The company offers marketing and distribution consulting services for "build-to-order" and "just-in-time" strategies. Medion operates primarily in Germany, but has started to expand its business into continental Europe and the United States through retailer Costco. The stock was up 9% in U.S. dollar terms.

What is your outlook for international small-cap stocks and your strategy for 2003?

We expect that there will be continued volatility in international markets driven by the ongoing "War on Terrorism" and the increasing possibility of war with Iraq. These issues temper consumer sentiment, capital spending and market sentiment. Hence, the current investing environment remains challenging for all investors.

However, there are rays of light coming through the clouds, as the U.S. gross domestic product (GDP) appears to have expanded recently, and inventories have been declining. Interest rates have been aggressively reduced in the United States as well as in the European Union, as the U.S. Federal Reserve Board recently cut rates by 0.5%. We again see a concerted global effort to stimulate spending by corporations and consumers alike. This is an environment where small capitalization companies will benefit as suppliers to their larger brethren.

We continue to seek small-cap companies abroad with good investment potential, that demonstrate stable or expanding market shares, strong ties to their local and regional markets, and those with reasonable fundamental valuations. This enables the fund to create a well-diversified portfolio across sectors and countries identifying and capitalizing on those opportunities as they occur. We continue with a concentration on defensive sectors such as Consumer Staples, Utilities and Health Care until we have better visibility and weigh the risks from external events.

Federated International Small Company Fund -- Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Small Company Fund (Class A Shares) (the "Fund") fromFebruary 28, 1996 (start of performance)to November 30, 2002compared to the Morgan Stanley Capital International World ex-U.S. Small Cap Index (MSCI-WSC).2

Average Annual Total Return[3] for the Period Ended 11/30/2002
1 Year	(17.68)%
5 Years	2.61%
Start of Performance (2/28/1996)	7.41%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WSC has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WSC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated International Small Company Fund -- Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Small Company Fund (Class B Shares) (the "Fund") fromFebruary 28, 1996(start of performance)to November 30, 2002compared to the Morgan Stanley Capital International World ex-U.S. Small Cap Index (MSCI-WSC).2

Average Annual Total Return[3] for the Period Ended 11/30/2002
1 Year	(18.31)%
5 Years	2.65%
Start of Performance (2/28/1996)	7.52%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflects a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WSC has not been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WSC is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Federated International Small Company Fund -- Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Small Company Fund (Class C Shares) (the "Fund") fromFebruary 28, 1996 (start of performance)to November 30, 2002compared to the Morgan Stanley Capital International World ex-U.S. Small Cap Index (MSCI-WSC).2

Average Annual Total Return[3] for the Period Ended 11/30/2002
1 Year	(14.37)%
5 Years	3.01%
Start Performance (2/28/1996)	7.51%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WSC has not been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WSC is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Portfolio of Investments

November 30, 2002

Shares			Value
		COMMON STOCKS--96.7%
		Automobiles & Components--5.9%
362,000		Calsonic Kansei Corp.	$1,716,926
500,000		Hino Motors Ltd.	1,548,366
90,000		Hyundai Mobis	2,095,385
74,000		Hyundai Motor Co.	2,171,376
126,000		Keihin Corp.	1,206,503
68,000		Magna International, Inc., Class A	3,715,804
1,100,000		Mazda Motor Corp.	2,223,128
51,000		Nissin Kogyo Co., Ltd.	1,070,206
900,000		Pacifica Group Ltd.	1,880,927
222,000		Showa Corp.	1,763,915
62,000		Valeo SA	2,026,234

		TOTAL	21,418,770

		Banks--1.6%
375,000		Anglo Irish Bank Corp. PLC	2,592,616
235,000		Northern Rock PLC	2,457,800
300,000		Wing Hang Bank Ltd.	927,107

		TOTAL	5,977,523

		Capital Goods--11.8%
105,170		ACS Actividades de Constuccion y Servicios, SA	3,126,804
2,200,000		Amtek Engineering Ltd.	1,407,223
400,000		Central Glass Co., Ltd.	1,871,078
1,350,000		Citic Pacific Ltd.	2,709,192
1,600,000		Gamuda BHD	2,315,789
65,504		Grupo Ferrovial, SA	1,572,052
1,300,000		IJM Corp. BHD	1,690,000
1,600,000	[1]	Italian-Thai Development	970,227
214,000		JGC Corp.	1,271,339
14,000		Kaba Holding AG	2,525,324
600,000		Komatsu Ltd.	2,136,745
347,000		Koyo Seiko Co.	1,524,187
Shares			Value
		COMMON STOCKS--continued
		Capital Goods--continued
134,500	[1]	Masonite International Corp.	$2,148,013
600,000		NTN Corp.	2,029,174
108,000		Permasteelisa SpA	1,700,416
1,500,000		Road Builder (M) Holdings BHD	1,350,000
160,000		SNC-Lavalin Group, Inc.	3,474,128
120,000	[1]	Singulus Technologies AG	2,035,969
37,800		Vallourec (Usin)	2,153,413
30,000		Vinci	1,720,978
127,831	[1]	Wedeco AG Water Technology	1,561,865
225,000		Wolseley PLC	1,910,564

		TOTAL	43,204,480

		Commercial Services & Supplies--1.4%
255,250		Amadeus Global Travel Distribution SA	1,310,866
36,000		Drake Beam Morin-Japan, Inc.	1,290,848
2,938,000		Techtronic Industries Co.	2,618,354

		TOTAL	5,220,068

		Consumer Durables & Apparel--5.5%
40,000		Bandai Co., Ltd.	1,437,536
144,000		Cheil Industries, Inc.	2,022,404
440,000		De'Longhi SpA	2,180,998
815,000		Hitachi Koki Co.	2,331,228
226,000		Konica Corp.	1,628,099
230,000		Merloni Elettrodomestici SpA	2,430,925
200,000		Saeco International Group SpA	697,331
200,000		Sankyo Co., Ltd.	2,255,725
1,400,000		Texwincan Holdings Ltd.	969,423
250,000		Victor Co. of Japan Ltd.	1,731,725
96,874		Zapf Creation AG	2,442,311

		TOTAL	20,127,705

		Diversified Financials--6.8%
280,000		C.I. Fund Management, Inc.	1,919,254
632,500		Cattles PLC	3,073,951
210,000		Close Brothers Group PLC	1,845,245
Shares			Value
		COMMON STOCKS--continued
		Diversified Financials--continued
39,270		DePfa Bank PLC	$1,653,975
52,600		Deutsche Boerse AG	2,095,232
98,000		Euronext NV	2,073,518
700,000		Keppel Corp. Ltd.	1,561,191
2,000,000		Kiatnakin Finance Public Co. Ltd.	1,701,345
277,966		Man (ED&F) Group PLC	3,860,375
40,000		Orix Corp.	2,676,229
2,000,000		Siam Panich Leasing Public Co. Ltd.	1,264,513
100,000		Sumisho Lease Co., Ltd.	1,268,845

		TOTAL	24,993,673

		Energy--4.0%
66,050	[1]	Canadian Natural Resources Ltd.	1,729,942
90,000		Ensign Resource Service Group, Inc.	942,890
58,700		IHC Caland NV	2,828,016
543,000		Saipem SpA	3,295,666
450,000		Showa Shell Sekiyu K.K.	2,754,054
37,000		Talisman Energy, Inc.	1,287,933
475,000		Teikoku Oil Co.	1,738,041

		TOTAL	14,576,542

		Food & Drug Retailing--0.6%
80,000		Foodland Associated Ltd.	775,455
30,300		Matsumotokiyoshi	1,333,388

		TOTAL	2,108,843

		Food & Household Products--7.5%
55,000		ARIAKE JAPAN Co., Ltd.	1,600,114
90,700	[1]	Campari Group	2,666,865
54,470		Danisco A/S	1,803,256
500,000		Foster's Group Ltd.	1,305,499
60,000		Hokuto Corp.	1,237,063
1,200,000		IOI Corp.	1,815,789
156,000		Molson Cos. Ltd., Class A	3,248,754
83,330		Orkla ASA	1,437,527
640,000		Parmalat Finanziaria SpA	1,532,142
Shares			Value
		COMMON STOCKS--continued
		Food & Household Products--continued
1,600,000		People's Food Holdings Ltd.	$810,597
242,000		Q.P. Corp.	1,932,687
610,000		Swedish Match AB	4,135,160
208,000		Toyo Suisan Kaisha	1,796,757
234,034		Wolverhampton & Dudley Breweries PLC	2,025,492

		TOTAL	27,347,702

		Health Care Equipment & Services--4.9%
325,800	[1]	Capio AB	2,406,098
21,300		Coloplast A/S, Class B	1,366,133
4,400		Disetronic Holdings AG	1,696,921
258,580	[1]	Elekta AB, Class B	2,622,226
50,000		Essilor International SA	1,987,692
73,704		Gehe AG	2,678,894
148,172		Getinge AB, Class B	2,923,523
2,200		Nichii Gakkan Co.	111,156
65,760		Omega Pharma SA	1,992,341

		TOTAL	17,784,984

		Hotels Restaurants & Leisure--3.3%
457,075		Enterprise Inns PLC	3,962,951
85,000		Fairmont Hotels & Resorts	2,091,000
76,000		Greek Organization of Football Prognostics	754,946
240,000		Lottomatica SpA	2,002,593
600,000		Resorts World BHD	1,428,947
970		Round One Corp.	1,233,151
234,830		William Hill PLC	782,457

		TOTAL	12,256,045

		Insurance--2.1%
34,000	[1]	Converium Holding AG	1,401,649
230,406		Corp Mapfre SA	1,721,130
120,000		Industrial Alliance Life Insurance Co.	2,912,994
87,921		Sun Life Financial Services of Canada	1,601,270

		TOTAL	7,637,043

Shares			Value
		COMMON STOCKS--continued
		Materials--7.2%
300,000		Air Water, Inc.	$1,180,833
321,831		Amcor Ltd.	1,478,640
650,000		Boral Ltd.	1,529,619
350,000		BPB Industries	1,500,963
2,288,000		China Steel Corp.	1,272,210
181,250		Domtar, Inc.	1,997,293
4,700		Givaudan SA	1,951,809
98,300	[1]	JSC Mining and Smelting Co. Norilsk Nickel, ADR	2,036,245
1,500,000		Kingboard Chemical Holdings Ltd.	1,057,903
45,000		LG Chem Ltd.	1,659,004
24,900		Lonza AG	1,515,871
280,000	[1]	Norske Skog Canada Ltd.	1,001,661
156,610		Novozymes A/S, Class B	3,131,739
1,400,000		Smorgon Steel Group Ltd.	862,862
49,000		Taisei Lamick Co., Ltd.	1,597,262
982,000		Taiwan Hon Chuan Enterprise Co., Ltd.	1,089,225
425,000		Tokyo Steel Manufacturing	1,354,209

		TOTAL	26,217,348

		Media--3.5%
61,650		GFK AG	906,352
812,500		HIT Entertainment PLC	3,329,587
650,000	[1]	Impresa-Sociedade Gestora de Participacoes SA	1,142,849
276,800	[1]	JC Decaux SA	3,181,277
254,460		Mondadori (Arnoldo) Editore SpA	1,814,872
638,000		Television Broadcasting	2,290,712

		TOTAL	12,665,649

		Personal Care Products--0.6%
14,000,000		Natural Beauty Bio-Technology Ltd.	1,095,089
12,000		Pacific Corp.	1,128,574

		TOTAL	2,223,663

		Pharmaceuticals & Biotechnology--6.0%
50,000	[1]	Angiotech Pharmaceuticals, Inc.	1,900,473
113,900	[1]	Cambridge Antibody Technology Group PLC	924,657
Shares			Value
		COMMON STOCKS--continued
		Pharmaceuticals & Biotechnology--continued
124,000	[1]	Daewoong Pharmaceutical Co. Ltd.	$1,565,290
31,000		Daewoong Pharmaceutical Co. Ltd.	255,785
180,000		Hisamitsu Pharmaceutical Co., Inc.	2,380,735
136,000	[1]	Qiagen NV	913,246
132,400	[1]	Ranbaxy Laboratories Ltd.	1,471,583
130,000		Recordati SpA	2,905,547
143,000		Shionogi and Co.	1,958,952
70,000		Stada Arzneimittel AG	2,649,263
400,000	[1]	StressGen Biotechnologies Corp., Class A	569,822
182,000		Tanabe Seiyaku Co., Ltd.	1,677,467
25,200	[1]	Taro Pharmaceutical Industries Ltd.	989,352
283,000		Zeltia SA	1,911,602

		TOTAL	22,073,774

		Real Estate--1.4%
39,270	[1]	Aareal Bank AG	498,923
1,500,000		Amata Corp. Public Co. Ltd.	481,090
555,000		Countrywide Assured Group PLC	1,152,287
300,000		Leopalace21 Corp.	1,442,425
2,025,000		Wheelock & Co., Ltd.	1,441,152

		TOTAL	5,015,877

		Retailing--5.4%
2,138,000		Esprit Holdings Ltd.	3,975,277
3,200,000		Giordano International Ltd.	1,415,666
228,300		Hudson's Bay Co.	1,363,616
71,000		Komeri Co., Ltd.	1,709,763
1,500,000		Li & Fung Ltd.	1,654,175
84,000		Medion AG	3,671,420
2,408,400		Signet Group PLC	3,267,987
145,000		Uny Co.	1,341,170
7,800		Valora Holding AG	1,396,466

		TOTAL	19,795,540

		Software & Services--0.5%
50,000	[1]	Check Point Software Technologies Ltd.	852,500
35,000	[1]	Open Text Corp.	945,350

		TOTAL	1,797,850

Shares			Value
		COMMON STOCKS--continued
		Technology Hardware & Equipment--9.0%
850,000		ASM Pacific Technology Ltd.	$1,907,430
230,000	[1]	ATI Technologies, Inc.	1,829,245
700,000	[1]	Anam Semiconductor, Inc.	2,779,636
181,300		DaeDuck GDS Co., Ltd.	1,909,697
41,650	[1]	Logitech International SA	1,523,592
265,000		Malaysian Pacific Industries	927,500
500,000		Minolta Co.	2,306,251
63,450	[1]	Neopost SA	1,764,785
210,900		Pantech Co., Ltd.	2,759,225
35,000		Samsung SDI Co., Ltd.	2,560,191
350,000	[1]	Silicon-On-Insulator Technologies (SOITEC)	1,547,142
2,600,000		TPV Technology Ltd.	866,839
365,050	[1]	Tandberg ASA	5,028,031
375,000		Trigem Computer, Inc.	2,344,926
1,700,000		Varitronix International Ltd.	1,013,663
60,000	[1]	Wavecom SA	2,020,473

		TOTAL	33,088,626

		Telecommunication Services--1.5%
100,000		Compania Anonima Nacional Telefonos de Venezuela, Class D, ADR	1,308,000
45,000	[1]	Vimpel-Communications, ADR	1,575,900
290,240		Vodafone Telecel - Comunicacoes Pessoais SA	2,465,049

		TOTAL	5,348,949

		Transportation--5.4%
448,600		Brisa Auto Estradas de Portugal SA	2,294,925
6,400,000		China National Aviation Co.	1,222,807
2,600,000		Cosco Pacific Ltd.	2,033,737
2,022,920	[1]	Eurotunnel SA	1,346,343
625,170		FirstGroup PLC	2,231,347
51,450		Kuehne & Nagel International AG	3,030,035
319,100		Patrick Corp. Ltd.	2,392,234
95,100		Qantas Airways	201,948
175,100		Tibbett & Britten Group PLC	1,064,754
1,120,000		Toll Holdings Ltd.	3,922,100

		TOTAL	19,740,230

Shares			Value
		COMMON STOCKS--continued
		Utilities--0.8%
228,400		Italgas SpA	$2,910,885

		TOTAL COMMON STOCKS (IDENTIFIED COST $343,901,277)	353,531,769

		PREFERRED STOCKS--0.9%
		Capital Goods--0.9%
57,000		Krones AG, Pfd. (identified cost $2,060,247)	3,176,434

		MUTUAL FUND--4.3%
15,728,187		Prime Value Obligations Fund, Class IS (at net asset value)	15,728,187

		TOTAL INVESTMENTS (IDENTIFIED COST $361,689,711)[2]	$372,436,390

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $362,303,397. The net unrealized appreciation of investments on a federal tax basis amounts to $10,132,993 which is comprised of $41,944,115 appreciation and $31,811,122 depreciation at November 30, 2002.

Note: The categories of investments are shown as a percentage of net assets ($365,573,005) at November 30, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2002

Assets:
Total investments in securities, at value (identified cost $361,689,711)		$372,436,390
Cash denominated in foreign currencies (identified cost $5,681,121)		5,704,381
Income receivable		399,452
Receivable for investments sold		1,821,510
Receivable for shares sold		1,159,036
Other assets		729,630

TOTAL ASSETS		382,250,399

Liabilities:
Payable for investments purchased	$8,345,778
Payable for shares redeemed	7,660,594
Net payable for foreign currency exchange contracts	17,343
Accrued expenses	653,679

TOTAL LIABILITIES		16,677,394

Net assets for 24,643,977 shares outstanding		$365,573,005

Net Assets Consist of:
Paid in capital		$621,605,900
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		10,816,443
Accumulated net realized loss on investments and foreign currency transactions		(266,150,367)
Accumulated net operating loss		(698,971)

TOTAL NET ASSETS		$365,573,005

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($169,829,233 ÷ 11,125,289 shares outstanding)		$15.27

Offering price per share (100/94.50 of $15.27)[1]		$16.16

Redemption proceeds per share		$15.27

Class B Shares:
Net asset value per share ($151,311,793 ÷ 10,447,088 shares outstanding)		$14.48

Offering price per share		$14.48

Redemption proceeds per share (94.50/100 of $14.48)[1]		$13.68

Class C Shares:
Net asset value per share ($44,431,979 ÷ 3,071,600 shares outstanding)		$14.47

Offering price per share		$14.47

Redemption proceeds per share (99.00/100 of $14.47)[1]		$14.33

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2002

Investment Income:
Dividends (net of foreign taxes withheld of $895,396)			$6,819,178
Interest			630,824

TOTAL INCOME			7,450,002

Expenses:
Investment adviser fee		$5,897,366
Administrative personnel and services fee		354,786
Custodian fees		387,182
Transfer and dividend disbursing agent fees and expenses		1,345,941
Directors'/Trustees' fees		5,536
Auditing fees		18,000
Legal fees		5,404
Portfolio accounting fees		146,121
Distribution services fee--Class A Shares		541,711
Distribution services fee--Class B Shares		1,470,849
Distribution services fee--Class C Shares		442,438
Shareholder services fee--Class B Shares		490,283
Shareholder services fee--Class C Shares		147,479
Share registration costs		61,640
Printing and postage		231,120
Insurance premiums		2,956
Taxes		142,140
Interest expense		444
Miscellaneous		11,046

TOTAL EXPENSES		11,702,442

Reimbursement and Expense Reduction:
Reimbursement of investment adviser fee	$(437)
Fees paid indirectly from directed broker arrangements	(10,823)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTION		(11,260)

Net expenses			11,691,182

Net operating loss			(4,241,180)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (net of foreign capital gain taxes withheld of $466,869)			(61,843,573)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			6,956,490

Net realized and unrealized loss on investments and foreign currency			(54,887,083)

Change in net assets resulting from operations			$(59,128,263)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(4,241,180)	$(6,591,086)
Net realized loss on investments and foreign currency transactions	(61,843,573)	(209,473,104)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	6,956,490	(63,689,708)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(59,128,263)	(279,753,898)

Share Transactions:
Proceeds from sale of shares	226,946,589	1,003,776,691
Cost of shares redeemed	(351,138,531)	(1,271,394,596)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(124,191,942)	(267,617,905)

Change in net assets	(183,320,205)	(547,371,803)

Net Assets:
Beginning of period	548,893,210	1,096,265,013

End of period	$365,573,005	$548,893,210

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$17.53	$25.00	$35.17	$17.56	$14.25
Income From Investment Operations:
Net operating loss	(0.08)[1]	(0.09)[1]	(0.27)[1]	(0.26)[1]	(0.17)[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.18)	(7.38)	(6.29)	18.15	3.48

TOTAL FROM INVESTMENT OPERATIONS	(2.26)	(7.47)	(6.56)	17.89	3.31

Less Distributions:
Total distributions from net realized gain on investments and foreign currency transactions	--	--	(3.61)	(0.28)	--

Net Asset Value, End of Period	$15.27	$17.53	$25.00	$35.17	$17.56

Total Return[2]	(12.89)%	(29.88)%	(21.40)%	103.45%	23.23%

Ratios to Average Net Assets:

Expenses	2.07%[3]	1.97%	1.79%	2.03%	1.95%

Net operating loss	(0.49)%	(0.42)%	(0.79)%	(1.05)%	(0.97)%

Expense waiver/reimbursement[4]	0.00%[5]	--	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$169,829	$251,667	$517,259	$506,117	$147,490

Portfolio turnover	101%	166%	254%	321%	380%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements.

4 This expense decrease is reflected in both the expense and the net operating loss ratios shown above.

5 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$16.75	$24.06	$34.21	$17.20	$14.07
Income From Investment Operations:
Net operating loss	(0.20)[1]	(0.24)[1]	(0.51)[1]	(0.41)[1]	(0.29)[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.07)	(7.07)	(6.03)	17.70	3.42

TOTAL FROM INVESTMENT OPERATIONS	(2.27)	(7.31)	(6.54)	17.29	3.13

Less Distributions:
Total distributions from net realized gain on investments and foreign currency transactions	--	--	(3.61)	(0.28)	--

Net Asset Value, End of Period	$14.48	$16.75	$24.06	$34.21	$17.20

Total Return[2]	(13.55)%	(30.38)%	(22.00)%	102.11%	22.25%

Ratios to Average Net Assets:

Expenses	2.82%[3]	2.72%	2.54%	2.78%	2.70%

Net operating loss	(1.24)%	(1.17)%	(1.55)%	(1.80)%	(1.72)%

Expense waiver/reimbursement[4]	0.00%[5]	--	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$151,312	$227,604	$434,724	$462,524	$189,965

Portfolio turnover	101%	166%	254%	321%	380%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements.

4 This expense decrease is reflected in both the expense and the net operating loss ratios shown above.

5 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$16.73	$24.04	$34.19	$17.19	$14.06
Income From Investment Operations:
Net operating loss	(0.20)[1]	(0.24)[1]	(0.51)[1]	(0.42)[1]	(0.29)[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.06)	(7.07)	(6.03)	17.70	3.42

TOTAL FROM INVESTMENT OPERATIONS	(2.26)	(7.31)	(6.54)	17.28	3.13

Less Distributions:
Total distributions from net realized gain on investments and foreign currency transactions	--	--	(3.61)	(0.28)	--

Net Asset Value, End of Period	$14.47	$16.73	$24.04	$34.19	$17.19

Total Return[2]	(13.51)%	(30.41)%	(22.01)%	102.11%	22.26%

Ratios to Average Net Assets:

Expenses	2.82%[3]	2.72%	2.54%	2.78%	2.70%

Net operating loss	(1.24)%	(1.17)%	(1.55)%	(1.80)%	(1.72)%

Expense waiver/reimbursement[4]	0.00%[5]	--	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$44,432	$69,623	$144,282	$144,234	$47,697

Portfolio turnover	101%	166%	254%	321%	380%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements.

4 This expense decrease is reflected in both the expense and the net operating loss ratios shown above.

5 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2002

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of seven portfolios. The financial statements included herein are only those of Federated International Small Company Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, Eastern Time, on the day the value of the foreign security is determined. Fixed income, listed corporate bonds, unlisted securities and private placement securities are generally valued at the mean of the latest bid and ask price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing tax treatment for foreign currency and net operating loss. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(3,416,888)	$(660,648)	$4,077,536

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

As of November 30, 2002, the tax composition of dividends was as follows:

Ordinary income	--

Long-term capital gains	--

As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	--

Undistributed long-term capital gains	--

Unrealized appreciation	$10,202,755

At year end, there were no significant differences between GAAP basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales and mark to market gains on passive foreign investment companies.

At November 30, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $266,017,268, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 1,541,304

2009	$200,639,910

2010	$ 63,836,054

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At November 30, 2002, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Contracts to Receive/Deliver	In Exchange for	Contracts at Value	Unrealized Appreciation (Depreciation)
Contracts Bought:
12/2/2002	181,986,437 Japanese Yen	$1,488,118	$1,483,061	$(5,057)

12/3/2002	968,780 Canadian Dollars	618,341	618,870	529

12/3/2002	546,642,206 Japanese Yen	4,458,746	4,454,749	(3,997)

Contracts Sold:
12/2/2002	2,226,888 Australian Dollar	1,238,907	1,247,725	(8,818)

NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(17,343)

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2002, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2002		2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	12,658,786	$209,319,604	35,726,466	$809,312,155
Shares redeemed	(15,893,240)	(265,605,029)	(42,056,792)	(948,225,992)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(3,234,454)	$(56,285,425)	(6,330,326)	$(138,913,837)

Year Ended November 30	2002		2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	491,645	$8,204,116	1,132,549	$24,192,231
Shares redeemed	(3,630,101)	(58,574,577)	(5,613,813)	(114,614,637)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(3,138,456)	$(50,370,461)	(4,481,264)	$(90,422,406)

Year Ended November 30	2002		2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	582,407	$9,422,869	7,561,440	$170,272,305
Shares redeemed	(1,671,810)	(26,958,925)	(9,402,445)	(208,553,967)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,089,403)	$(17,536,056)	(1,841,005)	$(38,281,662)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(7,462,313)	$(124,191,942)	(12,652,595)	$267,617,905)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.25% of the Fund's average daily net assets.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Federated Investment Management Company ("FIMC"), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended November 30, 2002, Class A Shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 2002, were as follows:

Purchases	$448,832,838

Sales	$562,258,175

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT

The Corporation has agreed to a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of November 30, 2002, there were no outstanding loans. During the year ended November 30, 2002, the maximum outstanding borrowing was $2,402,000. The Fund had an average outstanding daily balance of $2,402,000 with a high and low interest rate of 2.25% representing only the days the LOC was utilized. Interest expense totaled $444 for the year ended November 30, 2002.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2002, the Fund did not designate any long-term capital gain dividends.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED INTERNATIONAL SMALL COMPANY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Small Company Fund (the "Fund") (one of the portfolios constituting Federated World Investment Series, Inc.) as of November 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Small Company Fund of Federated World Investment Series, Inc. at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Ernst & Young LLP

Boston, Massachusetts
January 9, 2003

Board of Directors and Corporation Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND DIRECTOR Began serving: January 1994	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: January 1994

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR Began serving: January 1994

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: January 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: January 1994

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Corporation	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated International Small Company Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31428U748
Cusip 31428U730
Cusip 31428U722

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

G01968-01 (1/03)

Federated Investors
World-Class Investment Manager

Federated International Capital Appreciation Fund

Established 1997

(formerly, Federated International Growth Fund)

A Portfolio of Federated World Investment Series, Inc.

6TH ANNUAL REPORT

November 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated International Capital Appreciation Fund

President's Message

Dear Valued Shareholder:

Federated International Capital Appreciation Fund is managed to provide investors with long-term capital appreciation opportunities from both growth and value stocks in international markets.1 As of November 30, 2002, the fund's net assets totaled $58.7 million.

The fund, formerly known as Federated International Growth Fund, was a "fund of funds" managed according to the growth style. In August 2002, the fund was transformed into an actively managed fund, embracing both the value and growth styles of stock selection in international equities. The Federated International Capital Appreciation Fund name reflects its investment objective. In addition, Federated Asia Pacific Growth Fund and Federated Emerging Markets Fund, which also had capital appreciation as their objective, merged into Federated International Capital Appreciation Fund in November 2002.

We welcome you to this new investment management approach for the fund. This is the fund's first report under its new name and structure--but the sixth Annual Report overall--and it covers the fund's fiscal year from December 1, 2001 through November 30, 2002. It begins with an interview with the fund's portfolio manager, Regina Chi, Vice President of Federated Global Investment Management Corp. Following her discussion of international economic and market conditions and fund strategy, you will find two additional items of interest: a complete listing of the fund's investments, and the publication of the fund's financial statements.

1 International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

From a short-term perspective, investing in international markets has not been rewarding since the beginning of 2000. Even a broadly diversified portfolio of stocks in many countries does not necessarily protect a global or international fund's share values in the current environment. The U.S. economy, strong or weak, is reflected in the international markets--not in all markets at the same time, but correlations do exist. For this reason, it can be very difficult to own a diversified stock portfolio and still benefit in a meaningful way when a particular market, for example, Russia, South Africa or Turkey, does improve. The positive developments investment managers hope to see soon in the U.S. economy, however, are the same improvements international investment managers look forward to seeing in their markets. It is safe to say that investors worldwide have the same concerns.

The fund's individual share class total return performance for the 12-month reporting period is as follows:2

	Total Return	Net Asset Value Change
Class A Shares	(12.76)%	$7.29 to $6.36 = (12.76)%
Class B Shares	(13.29)%	$7.15 to $6.20 = (13.29)%
Class C Shares	(13.39)%	$7.17 to $6.21 = (13.39)%

At the end of the reporting period, the fund owned 109 stocks in 27 countries. Several companies in the portfolio, such as Nokia, Toyota and Nestle, may be recognizable to American investors, while other equally attractive holdings, including Smith & Nephew, DSM and Reed Elsevier, may be less familiar. In the fund's holdings, we have many selections with price-to-earnings ratios and growth rates more attractive than their domestic counterparts.

Despite persistent volatility in both U.S. and foreign stock markets, patient investors should not be discouraged from the opportunity to build wealth by owning core stock funds as part of a diversified portfolio. As a blend fund, Federated International Capital Appreciation Fund has great flexibility in selecting stocks and determining sector weightings, and this broad exposure enables fund shareholders like you to take advantage of the "best of both worlds" to weather uncertain investment environments. The fund offers capital appreciation opportunities at lower overall volatility than a pure growth fund, and its diversified portfolio can span all sectors and regions. It also can complement domestic capital appreciation funds like Federated Capital Appreciation Fund as well as other foreign equity funds.

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, Class B and Class C Shares were (17.51)%, (18.06)% and (14.26)%, respectively. Current performance information is available at www.federatedinvestors.com or by calling 1-800-341-7400.

In this market environment, adding to stock fund accounts on a regular basis can enable you to take advantage of price fluctuations and low valuations. Investing on a systematic basis is a convenient way to build your account and potentially help your money grow through the benefit of compounding.3 We encourage you to discuss systematic investing with your investment professional.

Thank you for choosing Federated International Capital Appreciation Fund to pursue your long-term investment goals and for your confidence in our firm.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
January 15, 2003

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Regina Chi

Vice President

Federated Global Investment Management Corp.

Investment Review

How would you describe the investment environment for international stocks?

In the past 12 months, equity markets around the world fell on three dominating themes. Investors lost confidence in company management due to corporate scandals and accounting issues led by Enron and WorldCom. Mounting fears about corporate profitability and double-dip recession perpetuated the selling pressure over the period, especially as corporate spending remained weak. Finally, the prospect of war in Iraq and the impact on the global economy weighed heavily on the markets. All three issues drove markets downward and significantly increased volatility during the fund's fiscal year. Marked improvement in recent economic data and a higher-than-expected Federal Reserve Board interest rate cut in November, however, helped stocks to recover from oversold October 2002 lows.

How did the fund perform over the reporting period, and what domestic and international factors influenced performance?

As of November 30, 2002, the fund produced a 12-month total return of (12.76)% for Class A Shares based on net asset value. The total returns for Class B Shares and Class C Shares based on net asset value were (13.29)% and (13.39)%, respectively. The fund underperformed the (12.35)% return of its Lipper International Funds peer group.1 The fund also underperformed its benchmark, the Morgan Stanley Capital International All Country World Index Free Except U.S. (MSCI-ACWI Free Ex. U.S.)2 which returned (12.60)% for the reporting period.

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

2 MSCI-ACWI Free Ex. U.S. is an unmanaged index representing 48 developed and emerging markets around the world that collectively comprise virtually all the foreign equity markets. Investments cannot be made in an index.

In the first part of the fund's fiscal year, when it was managed as Federated International Growth Fund, our relative defensive positioning and our overweight in emerging markets were the main contributors to the fund's performance. Gold stocks in South Africa performed well, as they were a natural hedge to market uncertainty and U.S. dollar weakness. Our oil stock holdings in Russia and Europe outperformed in the period due to the high oil price, low inventory levels and fears of supply disruption from terrorism along with the potential war with Iraq. Generic drug manufacturers in Israel posted solid returns driven by their strong earnings outlook and robust sector fundamentals.

Later in the reporting period, the United Kingdom contributed positively, helped by strong stock selection. Similarly, our overweight in the Industrial sector provided the fund with good investment ideas that performed well in uncertain market environments. Japan, on the other hand, contributed negatively in the fiscal year due to its slow progress on banking reforms and lack of positive economic catalysts. Financials were also poor performers, as concerns over continued economic weakness and deterioration in credit quality mounted and affected share prices globally. Finally, as equity markets rallied in October and November 2002, growth stocks substantially outperformed the broader universe. Since the fund is designed to be a blend fund and the growth/value split of the portfolio was 50-50, it lost performance in the last two months of the reporting period.

What were the fund's top ten holdings and sector weightings at the end of the reporting period?

The top ten holdings as of November 30, 2002 were as follows:3

Security	Country	Sector	Percentage of Net Assets
BP PLC	United Kingdom	Energy	2.5%
UBS AG	Switzerland	Banks	1.8%
Total Fina Elf SA, Class B	France	Energy	1.5%
GlaxoSmithKline PLC	United Kingdom	Pharmaceuticals & Biotechnology	1.5%
Bank of Ireland	Ireland	Banks	1.4%
Royal Bank of Scotland PLC, Edinburgh	United Kingdom	Banks	1.4%
Nordea AB	Sweden	Banks	1.4%
Koninklijke (Royal) Philips Electronics NV	Netherlands	Technology Hardware & Equipment	1.3%
STMicroelectronics NV	France	Technology Hardware & Equipment	1.3%
Toyota Motor Corp.	Japan	Automobiles & Components	1.3%
TOTAL			15.4%

3 These holdings are not indicative of future portfolio composition. Because this is a managed portfolio, the investment mix will change.

The sector weightings as of November 30, 2002 were as follows:

Industry Sector	Percentage of Net Assets	MSCI-ACWI Free Ex. U.S.
Financials	26.2%	24.9%
Industrials	11.3%	8.0%
Energy	9.9%	9.2%
Consumer Discretionary	9.6%	12.3%
Consumer Staples	8.7%	8.3%
Information Technology	8.2%	8.2%
Materials	7.3%	7.6%
Telecommunication Services	7.0%	7.8%
Health Care	7.0%	9.0%
Utilities	4.1%	4.6%

What were some of the fund's recent purchases?

Purchases of special note made during the reporting period included the following:

Portugal Telecom (Portugal; Telecommunication Services; 0.8% of net assets) offers telecommunications services in Portugal, including domestic, long distance, and international telephone, mobile telephone, paging, Internet access, and data communications services.

Reckitt Benckiser PLC (United Kingdom; Household & Personal Products; 1.0% of net assets) manufactures and distributes a wide range of household, toiletry, pharmaceutical, and food products globally. Brands include Airwick, Pine-O-Clean, Spray `n Wash, Glass Plus, Wizard, Woolite, Vanish, Resolve, Easy Off and Lysol.

Shoppers Drug Mart Corporation (Canada; Food & Drug Retailing; 1.0% of net assets) is a drugstore retailer in Canada that offers pharmacy services, health information and beauty products.

Nestle SA (Switzerland; Food Beverage & Tobacco; 1.2% of net assets) processes food. The company's subsidiaries produce and sell beverages, milk products, culinary products, frozen food, chocolate, ready-to-eat dishes, refrigerated products, food service products, and pet food.

What is your outlook for international equities and your fund strategy into 2003?

The global economy is on track for moderate growth in 2003, underpinned by low inflation and expansionary monetary and fiscal policies. Recent monetary easing in Europe should boost consumer demand and corporate spending next year. There will be, however, divergence in regional growth patterns. For example, Germany will be the weakest link in Europe, as tax hikes will dampen the recovery. Elsewhere, a pick-up in private consumption in southern Europe (such as France, Italy and Spain) is expected, allowing the economies to return to trend growth. In Japan, the government has announced new plans to restructure the Banking sector and stimulate growth. Although it is too early to measure the impact of the reforms, an export-led recovery is likely in 2003, largely on the back of a weak yen. Emerging Asia, on the other hand, is poised to start 2003 strongly. China should lead the pack, but growth is expected to accelerate in most countries.

The strategy for your fund in the coming year is to continue to take a balanced, disciplined approach in stock and country selection. Given the outlook for next year, the country allocation will remain unchanged, with an overweight position in Europe and in emerging markets (mostly Asia) and an underweight stance in Japan. The main risks to the market are a war in Iraq and a significant hike in oil price, which would lengthen the odds of a recovery.

What are your thoughts for shareholders on the value of continuing to invest in the fund?

Federated International Capital Appreciation Fund can be a core foreign stock investment. The portfolio is diversified across market sectors, and we believe it is positioned to participate in the inevitable global market turnaround, regardless of where the recovery first takes hold or picks up the most steam. Our blend style further enhances this flexibility, as the fund can select the best possible foreign stocks from the broadest possible international equity universe.

Many long-term investors in the fund who want to play a more active role in building their accounts can consider adopting a systematic investment approach. Making regular monthly, quarterly or yearly contributions to a fund account can be a convenient way to add shares and grow investments through both favorable and challenging markets.

For many years between 1980 and 2000, investors--including investment managers--benefited from periods of very strong stock performance. At times, it seemed that investors could just throw money into the stock market and their wealth increased. Today, however, that has changed: We have experienced a bear market for three years. Investors need both an investment plan that works over time and a sensible method for putting money to work in high-quality stocks.

If you are not already doing so, we recommend that you start a plan to invest systematically. Committing smaller amounts of money to stock investments regularly over time can potentially build wealth overall and also grow IRA, retirement or educational savings accounts.

Federated International Capital Appreciation Fund -- Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Capital Appreciation Fund (formerly Federated International Growth Fund) (Class A Shares) (the "Fund") fromJuly 1, 1997(start of performance) to November 30, 2002compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI-EAFE)2,3 and the Morgan Stanley Capital International All Country World Index Free Except U.S. (MSCI-ACWI Free Ex. U.S.).3

Average Annual Total Return[4] for the Period Ended 11/30/2002
1 Year	(17.51)%
5 Years	(6.16)%
Start of Performance (7/1/1997)	(8.02)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE and MSCI-ACWI Free Ex. U.S. have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund's Adviser has elected to change the benchmark index from MSCI-EAFE to MSCI-ACWI Free Ex. U.S. because it more accurately reflects the Fund's investment strategy.

3 The MSCI-EAFE and MSCI-ACWI Free Ex. U.S. are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged.

4 Total return quoted reflects all applicable sales charges.

Federated International Capital Appreciation Fund -- Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Capital Appreciation Fund (formerly Federated International Growth Fund) (Class B Shares) (the "Fund") fromJuly 1, 1997(start of performance) to November 30, 2002compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI-EAFE)2,3 and the Morgan Stanley Capital International All Country World Index Free Except U.S. (MSCI-ACWI Free Ex. U.S.).3

Average Annual Total Return[4] for the Period Ended 11/30/2002
1 Year	(18.06)%
5 Years	(6.16)%
Start of Performance (7/1/1997)	(7.91)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE and MSCI-ACWI Free Ex. U.S. have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund's Adviser has elected to change the benchmark index from MSCI-EAFE to MSCI-ACWI Free Ex. U.S. because it more accurately reflects the Fund's investment strategy.

3 The MSCI-EAFE and MSCI-ACWI Free Ex. U.S. are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

4 Total return quoted reflects all applicable contingent deferred sales charges.

Federated International Capital Appreciation Fund -- Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Capital Appreciation Fund (formerly Federated International Growth Fund) (Class C Shares) (the "Fund") fromJuly 1, 1997(start of performance) to November 30, 2002compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI-EAFE)2,3 and the Morgan Stanley Capital International All Country World Index Free Except U.S. (MSCI-ACWI Free Ex. U.S.).3

Average Annual Total Return[4] for the Period Ended 11/30/2002
1 Year	(14.26)%
5 Years	(5.77)%
Start of Performance (7/1/1997)	(7.70)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE and MSCI-ACWI Free Ex. U.S. have not been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund's Adviser has elected to change the benchmark index from MSCI-EAFE to MSCI-ACWI Free Ex. U.S. because it more accurately reflects the Fund's investment strategy.

3 The MSCI-EAFE and MSCI-ACWI Free Ex. U.S. are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

4 Total return quoted reflects all applicable contingent deferred sales charge.

Portfolio of Investments

November 30, 2002

Shares			Value in U.S. Dollars
		COMMON STOCKS--98.3%
		Automobiles & Components--2.6%
12,980		Renault SA	$640,042
29,200		Toyota Motor Corp.	766,229
3,126		Volkswagen AG	126,382

		TOTAL	1,532,653

		Banks--13.4%
56,400		Australia & New Zealand Banking Group, Melbourne	593,781
15,120		BNP Paribas SA	615,797
75,580		Bank of Ireland	825,851
45,250		Danske Bank A/S	756,578
8,810		Kookmin Bank	338,421
87,920		Lloyds TSB Group PLC	741,778
162,270		Nordea AB	792,372
64,800		OTP Bank RT	609,404
31,600		Royal Bank of Scotland PLC, Edinburgh	809,899
63,000		Standard Chartered PLC	759,327
20,740		UBS AG	1,043,456

		TOTAL	7,886,664

		Capital Goods--7.5%
21,170		ACS Actividades de Constuccion y Servicios, SA	629,404
105,700		BAE Systems PLC	278,221
202,000		China Merchants Holdings International Co. Ltd.	142,464
296,900		Invensys PLC	304,748
186,000		Komatsu Ltd.	662,391
32,800		Metso Oyj	342,110
4,500		SMC Corp.	412,925
27,510		Sandvik AB	662,566
1,780		Schindler Holding AG	303,705
13,230		Schneider Electric SA	641,987

		TOTAL	4,380,521

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Commercial Services & Supplies--1.7%
46,000		Dai Nippon Printing Co. Ltd.	$545,057
12,500		Secom Co. Ltd.	433,950

		TOTAL	979,007

		Consumer Durables & Apparel--1.6%
9,000		Fuji Photo Film Co., Ltd.	291,908
26,400		Sankyo Co., Ltd.	654,030

		TOTAL	945,938

		Diversified Financials--9.2%
15,000		Credit Saison Co., Ltd.	275,650
15,085		Deutsche Boerse AG	600,886
28,770		Euronext NV	608,726
123,700		Nikko Cordial Corp.	475,808
426,000		Nomura ETF -- TOPIX Exchange	3,124,439
10,500		Samsung Securities Co., Ltd.	322,145

		TOTAL	5,407,654

		Energy--9.9%
222,200		BP PLC	1,446,192
450,500		CNOOC Ltd.	545,907
43,400		ENI SpA	630,288
9,020		Lukoil Holding Co., ADR	600,097
17,420		Royal Dutch Petroleum Co.	762,075
94,600		Shell Transport & Trading Co. PLC	613,499
8,530		Talisman Energy, Inc.	296,921
6,680		Total Fina Elf SA, Class B	896,466

		TOTAL	5,791,445

		Food & Drug Retailing--1.1%
40,500	[1]	Shoppers Drug Mart Corp.	614,460

		Food Beverage & Tobacco--4.7%
92,640		Cadbury Schweppes PLC	600,788
3,560		Nestle SA	718,829
63,209		SABMiller PLC	438,651
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Food Beverage & Tobacco--continued
41,700		Swedish Match AB	$282,682
11,970		Unilever NV	696,777

		TOTAL	2,737,727

		Health Care Equipment & Services--2.2%
8,400		Coloplast A/S, Class B	538,757
3,980		Gehe AG	144,660
106,460		Smith & Nephew PLC	623,358

		TOTAL	1,306,775

		Household & Personal Products--2.0%
8,420		L'Oreal SA	600,117
33,237		Reckitt Benckiser PLC	577,379

		TOTAL	1,177,496

		Insurance--3.1%
11,000		AEGON NV, ADR	175,560
13,690		AXA	219,623
1,035		Muenchener Rueckversicherungs-Gesellschaft AG	143,936
49,250		Riunione Adriatica di Sicurta SpA	616,423
8,580		Swiss Re	641,010

		TOTAL	1,796,552

		Materials--7.3%
23,730		Anglo American PLC	331,148
12,260		BASF AG	471,307
72,240		BHP Billiton PLC	383,106
112,641		BHP Billiton PLC	593,068
37,700		Barrick Gold Corp.	540,188
13,500		DSM NV	607,483
39,100		Harmony Gold Mining Co., Ltd.	497,137
4,840		POSCO	503,745
28,050		Stora Enso Oyj, Class R	342,720

		TOTAL	4,269,902

		Media--4.1%
3,470		Cheil Communications, Inc.	348,102
620,000	[1]	Clear Media Ltd.	333,912
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Media--continued
36,800		EMAP PLC	$477,882
43,170		Pearson PLC	496,485
84,530		Reed Elsevier PLC	742,755

		TOTAL	2,399,136

		Pharmaceuticals & Biotechnology--4.7%
5,090		Aventis SA	282,892
45,950		GlaxoSmithKline PLC	859,681
15,880		Novartis AG	589,989
4,700		Roche Holding AG	333,737
9,064		Teva Pharmaceutical Industries Ltd., ADR	716,600

		TOTAL	2,782,899

		Real Estate--0.5%
47,000		Sun Hung Kai Properties, Ltd.	314,902

		Retailing--1.3%
8,000		Ito-Yokado Co., Ltd.	274,468
19,700		Metro AG	479,049

		TOTAL	753,517

		Software & Services--1.8%
8,400		Capcom Co., Ltd.	169,082
46,300		Indra Sistemas, SA	358,278
5,935		SAP AG (Systeme, Anwendungen, Produkte in der Datevnerarbeitung)	519,750

		TOTAL	1,047,110

		Technology Hardware & Equipment--6.4%
35,600		Koninklijke (Royal) Philips Electronics NV	780,113
15,800		Nokia Oyj	304,482
17,750		Nokia Oyj, Class A, ADR	340,978
30,300		STMicroelectronics NV	774,434
2,070		Samsung Electronics Co., Ltd.	669,696
13,700	[1]	UTStarcom, Inc.	281,535
138,770	[1]	United Microelectronics Corp., ADR	630,016

		TOTAL	3,781,254

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Telecommunication Services--7.0%
46,027		America Movil SA de CV, Class L, ADR	$697,309
24,330		Compania Anonima Nacional Telefonos de Venezuela, Class D, ADR	318,236
17,600		KT Corp., ADR	379,280
154		Nippon Telegraph & Telephone Corp.	604,906
503,360		Olivetti SpA	591,515
69,540		Portugal Telecom, SGPS, SA	470,418
10,150		Telefonos de Mexico SA de CV, Class L, ADR	327,236
392,600		Vodafone Group PLC	744,897

		TOTAL	4,133,797

		Transportation--2.1%
573,000	[1]	Hainan Meilan Airport Co. Ltd.	286,557
45,500		Yamato Transport Co., Ltd.	670,764
858,000		Zhejiang Expressway Co. Ltd.	297,059

		TOTAL	1,254,380

		Utilities--4.1%
44,600		AWG PLC	281,263
13,530		E.On AG	577,921
125,770		Fortum Oyj	722,116
166,700		Hong Kong and China Gas Co. Ltd.	221,242
191,000		Snam Rete Gas SpA	590,060

		TOTAL	2,392,602

		TOTAL COMMON STOCKS (IDENTIFIED COST $55,656,825)	57,686,391

		PREFERRED STOCK--1.0%
		Household & Personal Products--1.0%
9,685		Henkel KGaA, Pfd. (identified cost $606,683)	587,818

Principal Amount or Shares			Value in U.S. Dollars
		CONVERTIBLE BOND--0.0%
		Materials--0.0%
$15,900		Companhia Vale Do Rio Doce, Conv. Deb., 12/12/2009 (identified cost $137)	$0

		MUTUAL FUND--1.8%
1,037,014		Prime Value Obligations Fund, Class IS (at net asset value)	1,037,014

		TOTAL INVESTMENTS (IDENTIFIED COST $57,300,659)[2]	$59,311,223

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $57,932,484. The net unrealized appreciation of investments on a federal tax basis amounts to $1,378,739 which is comprised of $3,055,733 appreciation and $1,676,994 depreciation at November 30, 2002.

Note: The categories of investments are shown as a percentage of net assets ($58,666,948) at November 30, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2002

Assets:
Total investments in securities, at value (identified cost $57,300,659)		$59,311,223
Cash denominated in foreign currency (identified cost $15,445)		15,464
Cash		4,501
Income receivable		107,005
Receivable for investments sold		1,358,094
Receivable for shares sold		453,227
Other assets		21,412

TOTAL ASSETS		61,270,926

Liabilities:
Payable for investments purchased	$704,979
Payable for shares redeemed	1,835,984
Net payable for foreign currency exchange contracts	1,920
Accrued expenses	61,095

TOTAL LIABILITIES		2,603,978

Net assets for 9,307,953 shares outstanding		$58,666,948

Net Assets Consist of:
Paid in capital		$83,314,897
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		2,010,047
Accumulated net realized loss on investments and foreign currency transactions		(26,657,996)

TOTAL NET ASSETS		$58,666,948

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($38,529,291 ÷ 6,058,634 shares outstanding)		$6.36

Offering price per share (100/94.50 of $6.36)[1]		$6.73

Redemption proceeds per share		$6.36

Class B Shares:
Net asset value per share ($16,326,057 ÷ 2,635,326 shares outstanding)		$6.20

Offering price per share		$6.20

Redemption proceeds per share (94.50/100 of $6.20)[1]		$5.86

Class C Shares:
Net asset value per share ($3,811,600 ÷ 613,993 shares outstanding)		$6.21

Offering price per share		$6.21

Redemption proceeds per share (99.00/100 of $6.21)[1]		$6.15

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2002

Investment Income:
Dividends (net of foreign taxes withheld of $10,969)			$105,778
Interest			19,799

TOTAL INCOME			125,577

Expenses:
Investment adviser fee		$133,772
Administrative personnel and services fee		185,000
Custodian fees		43,875
Transfer and dividend disbursing agent fees and expenses		116,356
Directors'/Trustees' fees		2,337
Auditing fees		17,775
Legal fees		3,622
Portfolio accounting fees		77,112
Distribution services fee--Class B Shares		62,286
Distribution services fee--Class C Shares		17,387
Shareholder services fee--Class A Shares		61,200
Shareholder services fee--Class B Shares		20,762
Shareholder services fee--Class C Shares		5,796
Share registration costs		36,262
Printing and postage		39,986
Insurance premiums		1,095
Taxes		3,047
Interest Expense		393
Miscellaneous		9,294

TOTAL EXPENSES		837,357

Waivers and Reimbursement:
Waiver of investment adviser fee	$(91,958)
Waiver of transfer and dividend disbursing agent fees and expenses	(904)
Waiver of shareholder services fee--Class A Shares	(42,164)
Waiver of shareholder services fee--Class B Shares	(14,619)
Waiver of shareholder services fee--Class C Shares	(4,221)
Reimbursement of investment adviser fee	(77)

TOTAL WAIVERS AND REIMBURSEMENT		(153,943)

Net expenses			683,414

Net operating loss			(557,837)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (net of foreign capital gain withheld of $4,633)			(13,448,513)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			10,720,437

Net realized and unrealized loss on investments and foreign currency transactions			(2,728,076)

Change in net assets resulting from operations			$(3,285,913)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(557,837)	$(436,813)
Net realized loss on investments and foreign currency transactions	(13,448,513)	(7,396,745)
Realized capital gain distribution from other investment companies	--	1,598,218
Net change in unrealized depreciation of investments and foreign currency transactions	10,720,437	(7,286,302)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(3,285,913)	(13,521,642)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	--	(27,818)

Share Transactions:
Proceeds from sale of shares	61,356,033	68,330,456
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Asia Pacific Growth Fund	9,847,051	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Emerging Markets Fund	23,722,434	--
Net asset value of shares issued to shareholders in payment of distributions declared	--	17,789
Cost of shares redeemed	(67,159,910)	(79,757,286)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	27,765,608	(11,409,041)

Change in net assets	24,479,695	(24,958,501)

Net Assets:
Beginning of period	34,187,253	59,145,754

End of period	$58,666,948	$34,187,253

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$7.29	$9.68	$12.35	$ 8.38	$8.73
Income From Investment Operations:
Net investment income (net operating loss)	(0.10)[1]	(0.06)[1]	0.58	0.07	0.04 [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.83)	(2.32)	(2.69)	3.96	(0.33)

TOTAL FROM INVESTMENT OPERATIONS	(0.93)	(2.38)	(2.11)	4.03	(0.29)

Less Distributions:
Distributions from net investment income	--	(0.01)	(0.56)	(0.06)	(0.06)

Net Asset Value, End of Period	$6.36	$7.29	$9.68	$12.35	$8.38

Total Return[2]	(12.76)%	(24.64)%	(18.33)%	48.44%	(3.37)%

Ratios to Average Net Assets:

Expenses	1.72%	0.75%	0.15%	0.07%	0.08%

Net investment income (net operating loss)	(1.36)%	(0.67)%	3.99%	0.65%	0.51%

Expense waiver/reimbursement[3]	0.44%	0.61%	0.85%	1.49%	1.92%

Supplemental Data:

Net assets, end of period (000 omitted)	$38,529	$22,654	$40,432	$39,386	$19,440

Portfolio turnover	247%	32%	11%	12%	31%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$7.15	$9.56	$12.24	$ 8.31	$8.71
Income From Investment Operations:
Net investment income (net operating loss)	(0.15)[1]	(0.12)[1]	0.47	(0.00)[2]	(0.02)[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.80)	(2.29)	(2.66)	3.93	(0.34)

TOTAL FROM INVESTMENT OPERATIONS	(0.95)	(2.41)	(2.19)	3.93	(0.36)

Less Distributions:
Distributions from net investment income	--	--	(0.49)	(0.00)[2]	(0.04)

Net Asset Value, End of Period	$6.20	$7.15	$9.56	$12.24	$8.31

Total Return[3]	(13.29)%	(25.21)%	(19.00)%	47.33%	(4.14)%

Ratios to Average Net Assets:

Expenses	2.47%	1.50%	0.90%	0.82%	0.83%

Net investment income (net operating loss)	(2.11)%	(1.42)%	2.84%	(0.10)%	(0.24)%

Expense waiver/reimbursement[4]	0.44%	0.61%	0.85%	1.49%	1.92%

Supplemental Data:

Net assets, end of period (000 omitted)	$16,326	$8,950	$14,480	$12,317	$8,212

Portfolio turnover	247%	32%	11%	12%	31%

1 Per share information is based on average shares outstanding.

2 Per share amount does not round to $(0.01).

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$7.17	$9.59	$12.28	$ 8.33	$8.72
Income From Investment Operations:
Net investment income (net operating loss)	(0.15)[1]	(0.12)[1]	0.47	(0.00)[2]	(0.02)[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.81)	(2.30)	(2.65)	3.95	(0.33)

TOTAL FROM INVESTMENT OPERATIONS	(0.96)	(2.42)	(2.18)	3.95	(0.35)

Less Distributions:
Distributions from net investment income	--	--	(0.51)	(0.00)[2]	(0.04)

Net Asset Value, End of Period	$6.21	$7.17	$ 9.59	$12.28	$8.33

Total Return[3]	(13.39)%	(25.23)%	(18.95)%	47.45%	(3.99)%

Ratios to Average Net Assets:

Expenses	2.47%	1.50%	0.90%	0.82%	0.83%

Net investment income (net operating loss)	(2.14)%	(1.42)%	1.87%	(0.10)%	(0.24)%

Expense waiver/reimbursement[4]	0.44%	0.61%	0.85%	1.49%	1.92%

Supplemental Data:

Net assets, end of period (000 omitted)	$3,812	$2,583	$4,234	$2,284	$1,154

Portfolio turnover	247%	32%	11%	12%	31%

1 Per share information is based on average shares outstanding.

2 Per share amount does not round to $(0.01).

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2002

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of seven portfolios. The financial statements included herein are only those of Federated International Capital Appreciation Fund (formerly Federated International Growth Fund) (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

On November 8, 2002, the Fund received a tax-free transfer of assets from Federated Asia Pacific Growth Fund and Federated Emerging Markets Fund as follows:

	Shares of the Fund Issued	Federated Asia Pacific Growth Fund Net Assets Received	Unrealized Depreciation[1]	Net Assets of Fund Prior to Combination	Net Assets of Federated Asia Pacific Growth Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
Class A	754,459	$4,677,648	$(87,400)	$19,058,924	$4,677,648	$23,736,572

Class B	657,989	3,974,252	(33,386)	5,906,643	3,974,252	9,880,895

Class C	197,546	1,195,151	(7,764)	1,539,403	1,195,151	2,734,554

	Shares of the Fund Issued	Federated Emerging Markets Fund Net Assets Received	Unrealized Appreciation[1]	Net Assets of Fund Prior to Combination	Net Assets of Federated Emerging Markets Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
Class A	2,661,155	$16,499,161	$606,536	$19,058,924	$16,499,161	$35,558,085

Class B	1,029,869	6,220,412	231,689	5,906,643	6,220,412	12,127,055

Class C	165,762	1,002,861	53,878	1,539,403	1,002,861	2,542,264

1 Unrealized Appreciation (Depreciation) is included in the Federated Asia Pacific Growth Fund and Federated Emerging Markets Fund Net Assets Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, Eastern Time, on the day the value of the foreign security is determined. Fixed income, listed corporate bonds, unlisted securities and private placement securities are generally valued at the mean of the latest bid and ask price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatment for capital loss carryforwards from merged funds and foreign currency transactions. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Paid in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$3,002,401	$(3,560,238)	$557,837

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

As of November 30, 2002, the tax composition of dividends was as follows:

Ordinary income	--

Long-term capital gains	--

As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	--

Undistributed long-term capital gains	--

Unrealized appreciation	$1,378,222

At year end, there were no significant differences between the GAAP basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in the value of investments attributable to the tax treatment of wash sale loss deferrals.

At November 30, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $26,026,171, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2006	$ 3,723,538

2008	$ 2,400,709

2009	$ 6,025,898

2010	$13,876,026

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 2002, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Contract to Receive	In Exchange For	Contract at Value	Unrealized Depreciation
Contract Purchased:
12/3/2002	1,360,400 South African Rand	$148,515	$146,595	$(1,920)

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2002, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A	100,000,000
Class B	100,000,000
Class C	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2002		2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	8,735,578	$58,734,545	5,477,718	$46,826,571
Shares issued in connection with the tax-free transfer of assets from Federated Asia Pacific Growth Fund	754,459	4,677,648	--	--
Shares issued in connection with the tax-free transfer of assets from Federated Emerging Markets Fund	2,661,155	16,499,161	--	--
Shares issued to shareholders in payment of distributions declared	--	--	1,799	17,789
Shares redeemed	(9,198,417)	(61,709,127)	(6,549,030)	(55,592,276)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	2,952,775	$18,202,227	(1,069,513)	$(8,747,916)

Year Ended November 30	2002		2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	305,827	$1,956,858	442,062	$3,839,379
Shares issued in connection with the tax-free transfer of assets from Federated Asia Pacific Growth Fund	657,989	3,974,252	--	--
Shares issued in connection with the tax-free transfer of assets from Federated Emerging Markets Fund	1,029,869	6,220,412	--	--
Shares redeemed	(609,669)	(4,038,527)	(704,868)	(5,875,738)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	1,384,016	$8,112,995	(262,806)	$(2,036,359)

Year Ended November 30	2002		2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	100,360	$664,630	2,011,301	$17,664,506
Shares issued in connection with the tax-free transfer of assets from Federated Asia Pacific Growth Fund	197,546	1,195,151	--	--
Shares issued in connection with the tax-free transfer of assets from Federated Emerging Markets Fund	165,762	1,002,861	--	--
Shares redeemed	(209,735)	(1,412,256)	(2,092,908)	(18,289,272)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	253,933	$1,450,386	(81,607)	$(624,766)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	4,590,724	$27,765,608	(1,413,926)	$(11,409,041)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee up to or equal to 1.25% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in Prime Value Obligations Fund which is managed by Federated Investment Management Company ("FIMC"), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not pay or accrue the distribution services fee during the fiscal year ended November 30, 2002.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses

Organizational expenses of $42,732 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended November 30, 2002, the Fund expensed $5,680 of organizational expenses. As of November 30, 2002, the organizational expenses have been fully amortized.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 2002, were as follows:

Purchases	$97,000,955

Sales	$85,006,734

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 2002, the diversification of countries was as follows:

Country	Percentage of Net Assets
United Kingdom	20.6%
Japan	16.0%
France	8.0%
Germany	6.2%
Netherlands	6.2%
Switzerland	6.2%
Korea, Republic of	4.4%
Italy	4.1%
China	3.7%
Finland	3.5%
Sweden	3.0%
Canada	2.4%
Denmark	2.2%
Mexico	1.8%
Spain	1.7%
Ireland	1.4%
Israel	1.2%
Taiwan, Province of China	1.1%
Australia	1.0%
Hungary	1.0%
Russia	1.0%
South Africa	0.9%
Portugal	0.8%
Venezuela	0.5%
United States	0.4%
Brazil	0.0%[1]
Indonesia	0.0%[1]

1 Represents less than 0.01%.

LINE OF CREDIT

The Corporation entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of November 30, 2002, there were no outstanding loans. During the year ended November 30, 2002, the maximum outstanding borrowings were $2,010,000. The Fund had an average outstanding daily balance of $432,624 with a high and low interest rate of 2.38% and 1.75%, respectively, representing only the days the LOC was utilized. Interest expense totaled to $393 for the year ended November 30, 2002.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2002, the Fund did not designate any long-term capital gain dividends.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Capital Appreciation Fund (formerly, Federated International Growth Fund) (the "Fund") (one of the portfolios constituting Federated World Investment Series, Inc.) as of November 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Capital Appreciation Fund, a portfolio of Federated World Investment Series, Inc. at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Ernst & Young LLP

Boston, Massachusetts
January 9, 2003

Board of Directors and Corporation Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND DIRECTOR Began serving: January 1994	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: January 1994

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR Began serving: January 1994

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: January 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: January 1994

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Corporation	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated International Capital Appreciation Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31428U813
Cusip 31428U797
Cusip 31428U789

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

G02270-01 (1/03)

Federated Investors
World-Class Investment Manager

Federated International High Income Fund

Established 1996

A Portfolio of Federated World Investment Series, Inc.

7TH ANNUAL REPORT

November 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated International High Income Fund

President's Message

Dear Fellow Shareholder:

Federated International High Income Fund was created in 1996, and I am pleased to present its seventh Annual Report. As of November 30, 2002, the fund's net assets of $145.6 million were invested in over 57 holdings spread across 30 government bonds and 27 international corporate issues in 25 countries. The fund offers shareholders significant income opportunities from a select portfolio of carefully researched sovereign and international corporate bonds issued by companies and governments outside the United States--both in emerging and developed markets.1 This income portfolio can easily complement other international investments or other domestic bond funds by emphasizing its diversification and income potential.

This report covers the 12-month reporting period from December 1, 2001 through November 30, 2002. It begins with an interview with Robert M. Kowit, Senior Vice President, who co-manages the fund with Roberto Sánchez-Dahl, Vice President, both of Federated Global Investment Management Corp. Following their discussion covering international economic and market conditions and fund strategy are two additional items of shareholder interest. First is a complete listing of the fund's sovereign and international corporate bond investments, and second is publication of the fund's financial statements.

1 International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards. Securities rated below investment-grade generally entail greater market, credit and liquidity risks than investment-grade securities. In addition, prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

This fund gives you the opportunity to increase your international exposure with a diversified portfolio of fixed-income securities. The bonds in the fund have historically been generous income-paying issues and offer the potential for long-term capital appreciation. In domestic bonds, the latest interest rate cut by the Federal Reserve Board in November of 2002--a 50 basis point reduction to 1.25%, the lowest rate in the past 41 years--influenced global bond prices positively. I would like to mention that investing in this high-yield fund has been rewarding with only one year of negative total return performance at net asset value since its inception in 1996. Though domestic and international equity markets declined dramatically, your fund has had four consecutive years of positive performance, and we believe the fund's outlook for the coming year is good.

Shareholders of this fund enjoyed attractive returns and income over the reporting period. Individual share class total return performance for the reporting period, including income distributions, follows.2

	Total Return	Income	Net Asset Value Change
Class A Shares	9.06%	$0.763	$7.22 to $7.09 = (1.80)%
Class B Shares	8.26%	$0.709	$7.22 to $7.09 = (1.80)%
Class C Shares	8.26%	$0.709	$7.22 to $7.09 = (1.80)%

If you are not already doing so, I invite you to join the many shareholders who reinvest their monthly dividends or add to their accounts to compound their shares in order to own more shares for future income. In this market environment, I recommend adding to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing.3 By investing the same amount on a regular basis, you buy more fund shares when prices are low and fewer when prices are high. I encourage you to discuss the benefits of dollar-cost averaging with your investment representative.

Thank you for your investment in Federated International High Income Fund and for the confidence you have shown by entrusting a portion of your wealth in the fund.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
January 15, 2003

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, Class B and Class C Shares were 4.15%, 2.85%, and 7.27%, respectively. Current performance information is available at our website or by calling 1-800-341-7400.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Robert M. Kowit

Senior Vice President

Federated Global Investment Management Corp.

Roberto Sánchez-Dahl

Vice President

Federated Global Investment Management Corp.

Investment Review

The fund invests in three relatively uncorrelated sectors of the international fixed-income markets--emerging markets, European high-yield debt and non-dollar denominated developed markets. How did these markets perform during the reporting period?

For the 12-month reporting period ended November 30, 2002, the performance of emerging markets as illustrated by the J.P. Morgan Emerging Market Bond Index Global (JPM-EMB Global)1 was 11.05%, while the Lehman Brothers Emerging Market Bond Index (LB-EMB)2 had a total return of 9.79%.

During the fund's reporting period, emerging markets experienced a full cycle in the main market drivers: risk appetite, fundamentals, technicals and liquidity. In summary, the period started with large strategic inflows from crossover investors attracted by positive technicals, good liquidity and a robust global recovery outlook. Later in the spring, we experienced an increase in risk aversion due to continued uncertainty in the near-term recovery of the world's major economies, particularly the United States, and because of weaker domestic fundamentals across Latin America and Turkey. By mid-fall, the market experienced another reversal to positive market sentiment and more risk appetite due to positive technicals and improved fundamentals.

1 The JPM-EMB Global is a total return, unmanaged trade-weighted index for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities (Brady Bonds, loans and Eurobonds). The EMBI Global tracks total returns for issuers in 33 countries. Investments cannot be made in an index.

2 The LB-EMB is a total return, unmanaged trade-weighted index for U.S. dollar-denominated debt instruments issued by emerging market sovereign entities, quasi-sovereign entities, and corporate credits. The index tracks total returns for issuers in 30 countries. Investments cannot be made in an index.

The reversal of market sentiment in late spring reflected increasing concerns: Brazil's future economic and monetary policies due to an uncertain political outlook; Venezuela's overall fragile situation; and Turkey's deteriorating political landscape. Market volatility increased as a result of large speculative trading activity from macro hedge funds and broker/dealers. Any immediate economic recovery for the world's major economies was put into question, particularly for the United States, which continued to report deteriorating corporate earnings along with debt defaults and ratings downgrades in the U.S. high-yield and high-grade markets, respectively.

Until mid-October 2002, volatility in emerging markets' sovereign bonds remained high due to the Brazilian presidential elections. Inevitably, the market's worst case scenario did materialize with the victory of the left-wing party candidate Lula da Silva. However, his market-friendly comments and reassurance of more moderate policies were sufficient to reduce markets fears and fueled a strong recovery in market prices.

In central and eastern Europe, Turkey benefited strongly from the resolution of an extended period of political uncertainty with the landslide victory of the AK Party in the Parliamentary election of early November 2002 and the subsequent formation of a strong market-oriented, one-party government. Russia continued to benefit from strong oil prices, overall improvement in economic fundamentals, and positive credit reviews from rating agencies.

As we have mentioned in previous reports, the external debt in the Asian regions continues to be somehow isolated from broader market volatility despite relatively tight spreads when compared to other emerging markets. Asian bonds still represent attractive relative value for local investors because of the low levels of domestic interest rates and high levels of surplus liquidity of Asian financial institutions.

For the 12-month period, the European High-Yield market ("EHY"), as illustrated by the Merrill Lynch Global High Yield-European Issuers Index,3 had a total return of (11.15)%. This market has experienced a radical transformation over the last 12 months, as it was affected by similar trends seen in the U.S. high-yield and high-grade markets. In early 2002, the EHY incorporated the traditional high-yield issuers and a few high-grade issuers that had been downgraded to junk status ("fallen angels") and then represented about 15% of the market. The market experienced two distinct developments. On one hand, the total amount of outstanding debt for high-yield issuers declined by about 35% because of debt defaults from 21 issuers primarily in the Telecommunications and Cable sectors. On the other hand, the total amount of outstanding debt in the high-yield market expanded by about 56% as a result of ratings downgrades of large-scale issuers in the high-grade market. The fallen angels represent now almost 65% of the total outstanding debt in the European high-yield market.

How did Federated International High Income Fund perform over the 12-month period ended November 30, 2002?

For the reporting period, the fund's returns were: Class A Shares, 9.06%; Class B Shares, 8.26%; and Class C Shares, 8.26%. The fund underperformed the Lipper Emerging Debt Fund average total return of 11.30%,4 the LB-EMB, up 9.79%, and its benchmark--JPM-EMB Global, up 11.05%.

The fund generated positive relative contribution versus the indexes from its strategic exposure to Brazil, Russia, South Africa, and selected European high-yield credits. It also benefited by not having any exposure to Argentina, which declared default on its external debt in December 2001.

The fund was negatively impacted by its large exposure to corporate credit in Latin America, which was significantly affected by the developments in the U.S. high-yield market. We maintained marginal exposure to Mexico's sovereign external debt and tactical underweight exposure to Venezuela--both sovereign credits had extremely solid performance during the reporting period of 14% and 22%, respectively.

3 The Merrill Lynch Global High Yield-European Issuers Index is a total return, unmanaged trade-weighted index for U.S. dollar, sterling, euro and euro legacy currency denominated bonds of European domiciled corporate issuers. Bonds must be rated below investment grade based on a composite of Moody's and S&P, and with a minimum amount outstanding of £50mn, 50mn or $100mn. Investments cannot be made in an index.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

Income is a primary consideration for shareholders. What level of income did the fund provide to shareholders during the reporting period?

The fund paid a healthy income stream totaling $0.763 per share for Class A Shares, $0.709 for Class B Shares, and $0.709 per share for Class C Shares. From a yield perspective, the fund's 30-day SEC yield as of November 30, 2002 based on net asset value was 10.16% for Class A Shares, 9.40% for Class B Shares and 9.40% for Class C Shares.5 Dividends are paid monthly to shareholders.

What were the fund's top five government and corporate holdings as of November 30, 2002?

The fund's top five international government holdings were:

Country/Coupon/Maturity	Percentage of Net Assets
Russia, Government of, Unsub., 5.00% due 03/31/2030	6.5%
Brazil, Government of, C Bond, 8.00% due 04/15/2014	5.8%
Venezuela, Government of, Bond, 9.25% due 09/15/2027	4.3%
Russia, Government of, 8.25% due 03/31/2010	4.2%
Turkey, Government of, Sr. Unsub., 11.875% due 01/15/2030	3.7%
TOTAL	24.5%

The fund's top five international corporate holdings were:

Name/Coupon/Maturity	Country	Percentage of Net Assets
Central European Media Enterprises Ltd., Sr. Note, 9.375% due 08/15/2004	Slovenia	2.5%
Grupo Elektra SA de CV, Sr. Note, 12.00% due 04/01/2008	Mexico	2.0%
Petronas Capital Ltd., Company Guarantee, Series 144A, 7.875% due 05/22/2022	Malaysia	1.9%
Pemex Project Funding Master Note, Series REGS, 8.00% due 11/15/2011	Mexico	1.8%
Companhia Petrolifera Marlim, Series 144A, 12.25% due 09/26/2008	Brazil	1.7%
TOTAL		9.9%

5 The Fund's 30-day SEC yields as of 11/30/2002 based on offering price were 9.70% for Class A Shares, 9.40% for Class B Shares, and 9.40% for Class C Shares.

How were the fund's holdings diversified by country?

As of November 30, 2002, the fund was invested in the following 25 countries:

Country	Percentage of Net Assets
Brazil	15.5%
Russia	14.9%
Mexico	13.7%
United States	12.0%
Turkey	6.1%
Venezuela	4.3%
Philippines	3.1%
Netherlands	2.9%
Colombia	2.8%
Slovenia	2.5%
Poland	2.3%
Peru	2.0%
Malaysia	1.9%
South Africa	1.9%
Israel	1.8%
Panama	1.7%
Canada	1.2%
Bulgaria	1.1%
Ecuador	1.1%
Hong Kong	1.1%
United Kingdom	1.1%
Hungary	0.7%
El Salvador	0.6%
Spain	0.1%
Norway	0.0%[1]

1 Represents less than 0.01%.

What were a few of the fund's notable recent purchases?

Recent purchases include:

Russia, Government of (6.5% of net assets; due 3/31/2030) We added to the fund's existing position as asset prices for Russian external debt continued to benefit from improving fundamentals, high oil prices, and positive reviews by credit rating agencies throughout 2002. "Russia 30s" are the preferred trading/investment vehicle for domestic and international investors because of market liquidity and lowest dollar price among the country's external debt securities.

Turkey, Government of (3.7% of net assets; due 1/15/2030) We added to the fund's existing position as asset prices for Turkey recovered strongly in the fourth quarter of 2002 after positive resolution of the political crisis that extended over the summer. Additionally, an improved near-term outlook translated into higher demand for external debt from domestic and international investors, and the "Turkey 30s" with the longest duration and strong liquidity have become the preferred trading/investment vehicle.

What is your outlook for high-yield bonds in the emerging and developed bond markets as we enter 2003?

The performance of both the emerging and European high-yield markets will mainly be affected by the overall global outlook, as markets will remain cautious on potential military conflict in Iraq, with the resulting volatility in oil prices, and eventual increase in U.S. interest rates sometime in the second half.

Performance of emerging markets in 2003 will mainly be driven by economic and political developments in Brazil, continued volatility in the rest of Latin America, and the expected recovery of convergence countries in emerging European markets.

In Brazil, President Lula will be starting his term with a challenging economic and political landscape that will take priority over the social agenda. On the political front, despite recent positive moves by the newly elected government, the Brazilians have not been able to negotiate a majority coalition in Congress to support the much-needed structural reform agenda for next year. The exchange rate and the level of interest will reflect the market's assessment of the medium-term sustainability of the government accounts and the balance of payments.

An emerging Europe will continue to benefit from the market demand for European Union convergence countries--to some extent for Russia and a long-term positive outlook for Turkey.

The European high-yield market is expected to experience a significant flow of "fallen angels," with a resulting improvement in industry diversification but with potential selling pressure on existing high-yield names.

Federated International High Income Fund--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International High Income Fund (Class A Shares) (the "Fund") from October 2, 1996 (start of performance) to November 30, 2002 compared to the J.P. Morgan Emerging Market Bond Index Global (JPM-EMB).2

Average Annual Total Return[3] for the Period Ended 11/30/2002
1 Year	4.15%
5 Years	4.14%
Start of Performance (10/2/1996)	4.51%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% (10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMB has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPM-EMB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflects all applicable sales charges.

Federated International High Income Fund--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International High Income Fund (Class B Shares) (the "Fund") fromOctober 2, 1996 (start of performance)to November 30, 2002compared to the J.P. Morgan Emerging Market Bond Index Global (JPM-EMB).2

Average Annual Total Return[3] for the Period Ended 11/30/2002
1 Year	2.85%
5 Years	4.06%
Start of Performance (10/2/1996)	4.50%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflects a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMB has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPM-EMB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflects all applicable contingent deferred sales charges.

Federated International High Income Fund--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International High Income Fund (Class C Shares) (the "Fund") fromOctober 2, 1996 (start of performance)to November 30, 2002compared to the J.P. Morgan Emerging Market Bond Index Global (JPM-EMB).2

Average Annual Total Return[3] for the Period Ended 11/30/2002
1 Year	7.27%
5 Years	4.31%
Start of Performance (10/2/1996)	4.50%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMB has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPM-EMB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflects all applicable contingent deferred sales charges.

Portfolio of Investments

November 30, 2002

Shares or Foreign Currency Par Amount			Value in U.S. Dollars
		COMMON STOCKS--0.0%
		Telecommunications & Cellular--0.0%
1,000	[1]	Enitel ASA, Series 144A, Warrants	$0
900	[1]	Jazztel PLC, Warrants	0

		TOTAL COMMON STOCKS (IDENTIFIED COST $0)	0

		CORPORATE BONDS--26.4%
		Air Transportation--1.2%
1,618,000		CHC Helicopter Corp., Company Guarantee, 11.75%, 7/15/2007	1,781,625

		Broadcast Radio & TV--2.9%
4,500,000		Central European Media Enterprises Ltd., Sr. Note, 9.375%, 8/15/2004	3,577,500
750,000		TV Azteca SA de CV, Sr. Note, Series B, 10.50%, 2/15/2007	645,200

		TOTAL	4,222,700

		Cable & Wireless Television--1.8%
2,250,000		Innova S De R.L., Sr. Note, 12.875%, 4/1/2007	1,802,718
2,500,000		Satelites Mexicanos SA, Sr. Note, Series B, 10.125%, 11/1/2004	762,500

		TOTAL	2,565,218

		Container & Glass Products--0.6%
1,000,000		Vicap SA, Sr. Note, Series EXCH, 11.375%, 5/15/2007	815,000

		Oil & Gas--8.2%
2,500,000		Bluewater Finance Ltd., Company Guarantee, 10.25%, 2/15/2012	2,362,500
3,000,000	[2]	Companhia Petrolifera Marlim, Series 144A, 12.25%, 9/26/2008	2,497,500
2,500,000		Pemex Project Funding Master, Note, Series REGS, 8.00%, 11/15/2011	2,578,325
2,650,000	[2]	Petronas Capital Ltd., Company Guarantee, Series 144A, 7.875%, 5/22/2022	2,759,101
2,500,000	[2]	Petroplus Funding BV, Bond, Series 144A, 10.50%, 10/15/2010	1,788,029

		TOTAL	11,985,455

		Paper Products--1.1%
1,000,000		Corporacion Durango SA de CV, Sr. Note, 13.125%, 8/1/2006	560,000
2,000,000		Corporacion Durango SA de CV, Sr. Note, Series 144A, 13.75%, 7/15/2009	1,010,000

		TOTAL	1,570,000

		Printing & Publishing--1.1%
1,500,000		Yell Finance BV, Sr. Note, 10.75%, 8/1/2011	1,657,500

Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Rail Industry--0.6%
1,000,000		Transportacion Ferroviaria Mexicana SA de CV, Company Guarantee, 11.75%, 6/15/2009	$955,000

		Retailers--2.0%
3,600,000		Grupo Elektra SA de CV, Sr. Note, 12.00%, 4/1/2008	2,862,000

		Telecommunications & Cellular--6.9%
2,000,000		Cellco Finance NV, Sr. Note, 12.75%, 8/1/2005	2,050,000
500,000	[1]	Jazztel PLC, Sr. Note, 14.00%, 4/1/2009	39,734
900,000	[1]	Jazztel PLC, Sr. Note, 14.00%, 7/15/2010	71,521
6,000,000		Netia Holdings, Series B, 11.25%, 11/1/2007	1,260,000
2,100,000		Nuevo Grupo Iusacell SA de CV, 14.25%, 12/1/2006	462,000
1,500,000		PCCW-HKTC Capital Ltd., Company Guarantee, Series REGS, 7.75%, 11/15/2011	1,540,650
2,000,000		Partner Communications, Sr. Sub. Note, 13.00%, 8/15/2010	2,110,000
500,000		Partner Communications, Sr. Sub. Note, Series INTL, 13.00%, 8/15/2010	525,000
2,000,000		Philippine Long Distance Telephone Co., Sr. Unsub., 11.375%, 5/15/2012	1,950,000

		TOTAL	10,008,905

		TOTAL CORPORATE BONDS (IDENTIFIED COST $46,947,381)	38,423,403

		SOVEREIGN GOVERNMENTS--58.0%
5,450,000		Brazil, Government of, 8.875%, 4/15/2024	2,684,125
7,100,000		Brazil, Government of, Bond, 11.50%, 3/12/2008	4,952,250
13,791,792		Brazil, Government of, C Bond, 8.00%, 4/15/2014	8,430,233
3,700,000		Brazil, Government of, Note, 12.00%, 4/15/2010	2,386,500
3,000,000		Brazil, Government of, Unsub., 11.00%, 8/17/2040	1,695,000
1,450,000		Bulgaria, Government of, Bond, 8.25%, 1/15/2015	1,576,005
2,500,000		Colombia, Government of, Bond, 11.75%, 2/25/2020	2,512,500
1,600,000		Colombia, Government of, Note, 10.50%, 7/9/2010	1,560,000
2,855,000		Ecuador, Government of, Bond, 12.00%, 11/15/2012	1,598,800
500,000		El Salvador, Government of, Bond, 8.25%, 4/10/2032	463,000
500,000		El Salvador, Government of, Bond, 8.25%, 4/10/2032	471,875
245,000,000		Hungary, Government of, Bond, 9.00%, 4/12/2004	1,039,486
4,000,000		Mexico, Government of, Bond, 8.00%, 9/24/2022	4,025,000
3,200,000		Mexico, Government of, Note, 8.375%, 1/14/2011	3,523,200
1,175,000		Panama, Government of, Bond, 8.875%, 9/30/2027	1,169,125
1,325,000		Panama, Government of, Bond, 9.375%, 1/16/2023	1,325,000
Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		SOVEREIGN GOVERNMENTS--continued
600,000		Peru, Government of, Note, 9.125%, 1/15/2008	$597,600
2,400,000		Peru, Government of, Note, 9.125%, 2/21/2012	2,262,000
800,000		Philippines, Government of, Bond, 9.875%, 1/15/2019	789,000
1,725,000		Philippines, Government of, Note, 10.625%, 3/16/2025	1,768,125
7,700,000		Poland, Government of, Bond, 8.50%, 5/12/2007	2,110,114
1,250,000		Russia, Government of, 10.00%, 6/26/2007	1,428,125
5,700,000		Russia, Government of, 8.25%, 3/31/2010	6,059,670
3,550,000		Russia, Government of, Unsub., 12.75%, 6/24/2028	4,686,000
12,100,000		Russia, Government of, Unsub., 5.00%, 3/31/2030	9,506,365
1,000,000		South Africa, Government of, Note, 7.375%, 4/25/2012	1,062,500
1,500,000		South Africa, Government of, Note, 8.50%, 6/23/2017	1,676,250
1,500,000		Turkey, Government of, Note, 11.50%, 1/23/2012	1,560,000
5,100,000		Turkey, Government of, Sr. Unsub., 11.875%, 1/15/2030	5,316,750
8,700,000		Venezuela, Government of, Bond, 9.25%, 9/15/2027	6,242,250

		TOTAL SOVEREIGN GOVERNMENTS (IDENTIFIED COST $83,375,040)	84,476,848

		MUTUAL FUNDS--14.5%
1,593,315		Emerging Markets Fixed Income Core Fund	17,502,073
3,546,174		Prime Value Obligations Fund, Class IS	3,546,174

		TOTAL MUTUAL FUNDS (IDENTIFIED COST $20,389,691)	21,048,247

		TOTAL INVESTMENTS (IDENTIFIED COST $150,712,112)[3]	$143,948,498

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based on criteria approved by the Fund's Board of Directors. At November 30, 2002, these securities amounted to $7,044,630 which represents 4.8% of net assets.

3 Cost of investments for federal tax purposes is $149,611,207. The net unrealized depreciation of investments on a federal tax basis amounts to $5,662,709 which is comprised of $7,384,238 appreciation and $13,046,947 depreciation at November 30, 2002.

Note: The categories of investments are shown as a percentage of net assets ($145,584,639) at November 30, 2002.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2002

Assets:
Total investments in securities, at value (identified cost $150,712,112)		$143,948,498
Cash denominated in foreign currencies (identified cost $12,894)		12,835
Income receivable		3,284,447
Receivable for shares sold		1,204,394

TOTAL ASSETS		148,450,174

Liabilities:
Payable for investments purchased	$1,904,293
Payable for shares redeemed	241,272
Income distribution payable	588,008
Payable for transfer and dividend disbursing agent fees and expenses	18,784
Accrued expenses	113,178

TOTAL LIABILITIES		2,865,535

Net assets for 20,543,109 shares outstanding		$145,584,639

Net Assets Consist of:
Paid in capital		$169,543,168
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(6,761,669)
Accumulated net realized loss on investments and foreign currency transactions		(16,551,163)
Accumulated distributions in excess of net investment income		(645,697)

TOTAL NET ASSETS		$145,584,639

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($75,451,563 ÷ 10,648,958 shares outstanding)		$7.09

Offering price per share (100/95.50 of $7.09)[1]		$7.42

Redemption proceeds per share		$7.09

Class B Shares:
Net asset value per share ($60,476,717 ÷ 8,531,395 shares outstanding)		$7.09

Offering price per share		$7.09

Redemption proceeds per share (94.50/100 of $7.09)[1]		$6.70

Class C Shares:
Net asset value per share ($9,656,359 ÷ 1,362,756 shares outstanding)		$7.09

Offering price per share		$7.09

Redemption proceeds per share (99.00/100 of $7.09)[1]		$7.02

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2002

Investment Income:
Interest		$11,595,135
Income allocated from partnership		1,870,341

TOTAL INCOME		13,465,476

Expenses:
Investment adviser fee	$933,808
Administrative personnel and services fee	185,000
Custodian fees	36,680
Transfer and dividend disbursing agent fees and expenses	114,651
Directors'/Trustees' fees	1,633
Auditing fees	17,989
Legal fees	7,542
Portfolio accounting fees	80,805
Distribution services fee--Class B Shares	435,317
Distribution services fee--Class C Shares	61,388
Shareholder services fee--Class A Shares	109,081
Shareholder services fee--Class B Shares	145,106
Shareholder services fee--Class C Shares	20,462
Share registration costs	52,798
Printing and postage	40,663
Insurance premiums	1,094
Taxes	6,200
Interest expense	3,045
Miscellaneous	2,735

TOTAL EXPENSES BEFORE ALLOCATION	2,255,997

Expenses allocated from partnership	9,895

TOTAL EXPENSES	2,265,892

Waivers and Reimbursement:
Waiver of investment adviser fee	(477,965)
Waiver of transfer and dividend disbursing agent fees and expenses	(1,364)
Reimbursement of investment adviser fee	(322)

TOTAL WAIVERS AND REIMBURSEMENT	(479,651)

Net expenses		1,786,241

Net investment income		11,679,235

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions		2,308,635
Net realized gain allocated from partnership		922,311
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(6,062,660)

Net realized and unrealized loss on investments and foreign currency transactions		(2,831,714)

Change in net assets resulting from operations		$8,847,521

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$11,679,235	$9,523,976
Net realized gain (loss) on investments including allocation from partnership and foreign currency transactions	3,230,946	(5,533,982)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency	(6,062,660)	7,329,984

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	8,847,521	11,319,978

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(4,668,812)	(2,238,227)
Class B Shares	(5,668,741)	(5,837,092)
Class C Shares	(806,636)	(536,796)
Distributions from paid in capital
Class A Shares	--	(61,156)
Class B Shares	--	(156,731)
Class C Shares	--	(14,327)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(11,144,189)	(8,844,329)

Share Transactions:
Proceeds from sale of shares	141,404,668	33,668,510
Net asset value of shares issued to shareholders in payment of distributions declared	4,710,130	2,903,917
Cost of shares redeemed	(90,609,808)	(27,474,168)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	55,504,990	9,098,259

Change in net assets	53,208,322	11,573,908

Net Assets:
Beginning of period	92,376,317	80,802,409

End of period (including accumulated distributions in excess of net investment income of $(645,697) and $(816,317), respectively)	$145,584,639	$92,376,317

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$7.22	$7.01	$7.71	$7.99	$9.50
Income From Investment Operations:
Net investment income	0.80 [1,2]	0.82	0.78	0.93 [2]	0.94
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.17)[1]	0.21	(0.70)	(0.37)	(1.49)

TOTAL FROM INVESTMENT OPERATIONS	0.63	1.03	0.08	0.56	(0.55)

Less Distributions:
Distributions from net investment income	(0.76)	(0.80)	(0.35)	(0.78)	(0.96)
Distributions from paid in capital[3]	--	(0.02)[2]	(0.43)[2]	(0.06)[2]	--
Distributions from net realized gain on investments and foreign currency transactions	--	--	--	--	(0.00)[4]

TOTAL DISTRIBUTIONS	(0.76)	(0.82)	(0.78)	(0.84)	(0.96)

Net Asset Value, End of Period	$7.09	$7.22	$7.01	$7.71	$7.99

Total Return[5]	9.06%	15.33%	0.84%	7.55%	(5.95)%

Ratios to Average Net Assets:

Expenses	1.16%	1.16%	1.10%	0.96%	0.82%

Net investment income	11.07%[1]	12.16%	10.55%	12.09%	11.07%

Expense waiver/reimbursement[6]	0.44%	0.61%	0.78%	0.79%	0.99%

Supplemental Data:

Net assets, end of period (000 omitted)	$75,452	$31,346	$18,170	$17,793	$11,052

Portfolio turnover	120%	161%	236%	87%	128%

1 Effective December 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income per share by $0.04, decrease net realized and unrealized gain/loss per share by $0.04, and increase the ratio of net investment income to average net assets from 10.52% to 11.07%. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

2 Per share information is based on the average number of shares outstanding.

3 Represents a return of capital for federal income tax purposes.

4 Per share amount does not round to $(0.01).

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$7.22	$7.01	$7.71	$7.99	$9.50
Income From Investment Operations:
Net investment income	0.75 [1,2]	0.76	0.73	0.88 [2]	0.89
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.17)[1]	0.22	(0.71)	(0.38)	(1.50)

TOTAL FROM INVESTMENT OPERATIONS	0.58	0.98	0.02	0.50	(0.61)

Less Distributions:
Distributions from net investment income	(0.71)	(0.75)	(0.32)	(0.72)	(0.90)
Distributions from paid in capital[3]	--	(0.02)[2]	(0.40)[2]	(0.06)[2]	--
Distributions from net realized gain on investments and foreign currency transactions	--	--	--	--	(0.00)[4]

TOTAL DISTRIBUTIONS	(0.71)	(0.77)	(0.72)	(0.78)	(0.90)

Net Asset Value, End of Period	$7.09	$7.22	$7.01	$7.71	$7.99

Total Return[5]	8.26%	14.48%	0.07%	6.73%	(6.67)%

Ratios to Average Net Assets:

Expenses	1.91%	1.91%	1.85%	1.71%	1.57%

Net investment income	10.34%[1]	11.36%	9.75%	11.34%	10.37%

Expense waiver/reimbursement[6]	0.44%	0.61%	0.78%	0.79%	0.99%

Supplemental Data:

Net assets, end of period (000 omitted)	$60,477	$54,552	$57,171	$71,881	$70,458

Portfolio turnover	120%	161%	236%	87%	128%

1 Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income per share by $0.04, decrease net realized and unrealized gain/loss per share by $0.04, and increase the ratio of net investment income to average net assets from 9.79% to 10.34%. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

2 Per share information is based on the average number of shares outstanding.

3 Represents a return of capital for federal income tax purposes.

4 Per share amount does not round to $(0.01).

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$7.22	$7.01	$7.71	$7.99	$9.50
Income From Investment Operations:
Net investment income	0.75 [1,2]	0.75	0.72	0.88 [2]	0.85
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.17)[1]	0.23	(0.70)	(0.38)	(1.46)

TOTAL FROM INVESTMENT OPERATIONS	0.58	0.98	0.02	0.50	(0.61)

Less Distributions:
Distributions from net investment income	(0.71)	(0.75)	(0.32)	(0.72)	(0.90)
Distributions from paid in capital[3]	--	(0.02)[2]	(0.40)[2]	(0.06)[2]	--
Distributions from net realized gain on investments and foreign currency transactions	--	--	--	--	(0.00)[4]

TOTAL DISTRIBUTIONS	(0.71)	(0.77)	(0.72)	(0.78)	(0.90)

Net Asset Value, End of Period	$7.09	$7.22	$7.01	$7.71	$7.99

Total Return[5]	8.26%	14.47%	0.07%	6.73%	(6.67)%

Ratios to Average Net Assets:

Expenses	1.91%	1.91%	1.85%	1.71%	1.57%

Net investment income	10.34%[1]	11.36%	9.75%	11.34%	10.35%

Expense waiver/reimbursement[6]	0.44%	0.61%	0.78%	0.79%	0.99%

Supplemental Data:

Net assets, end of period (000 omitted)	$9,656	$6,479	$5,461	$6,246	$8,106

Portfolio turnover	120%	161%	236%	87%	128%

1 Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income per share by $0.04, decrease net realized and unrealized gain/loss per share by $0.04, and increase the ratio of net investment income to average net assets from 9.79% to 10.34%. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

2 Per share information is based on the average number of shares outstanding.

3 Represents a return of capital for federal income tax purposes.

4 Per share amount does not round to $(0.01).

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2002

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of seven portfolios. The financial statements included herein are only those of Federated International High Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to seek a high level of current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, Eastern time, on the day the value of the foreign security is determined. Fixed income, listed corporate bonds, unlisted securities and private placement securities are generally valued at the mean of the latest bid and ask price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Pursuant to an Exemptive Order issued by the Securities and Exchange Commissions ("SEC"), the Fund may invest in Federated Core Trust II, L.P. (the "Core Trust II"), which is managed independently by Federated Investment Management Company, the Fund's Adviser. The Core Trust II is a limited partnership established under the laws of the State of Delaware on November 13, 2000, registered under the Act, and offered only to registered investment companies and other accredited investors. The Fund may invest in emerging market fixed income securities primarily by investing in the Emerging Markets Fixed Income Core Fund (formerly known as International High Income Core Fund), a portfolio of Core Trust II. The investment objective of the Emerging Markets Fixed Income Core Fund is to achieve total return on assets and high levels of income. The Fund records daily its proportionate share of income, expenses, unrealized gains and losses and realized gains and losses from Emerging Markets Fixed Income Core Fund. Distributions of the Emerging Markets Fixed Income Core Fund will represent a non-taxable return of capital up to the amount of the Fund's adjusted tax basis investment in Emerging Markets Fixed Income Core Fund. Emerging Markets Fixed Income Core Fund does not currently intend to declare and pay distributions to the Fund.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in adjustments to the financial statements as follows:

	As of 12/1/2001		For the Year Ended 11/30/2002
	Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)
Increase (Decrease)	$308,148	$308,148	$606,740	$(792,757)	$186,017

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to GAAP amortization adjustments and book and tax differences. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$306,372	$366,202	$(672,574)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

As of November 30, 2002, the tax composition of dividends was as follows:

Ordinary income	$11,144,189

Long-term capital gains	--

As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 839,640

Undistributed long-term capital gains	--

Unrealized depreciation	$(5,660,764)

At year end, there were no significant differences between GAAP basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax treatment for amortization of discount.

At November 30, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $17,652,592, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2006	$ 89,526

2007	$9,775,291

2008	$3,319,786

2009	$ 4,467,989

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At November 30, 2002, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2002, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2002		2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	15,573,000	$113,538,981	3,070,071	$22,179,681
Shares issued to shareholders in payment of distributions declared	376,860	2,718,262	121,820	879,793
Shares redeemed	(9,644,146)	(71,274,041)	(1,439,448)	(10,548,618)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	6,305,714	$44,983,202	1,752,443	$12,510,856

Year Ended November 30	2002		2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	2,517,753	$18,372,736	1,282,952	$9,367,942
Shares issued to shareholders in payment of distributions declared	228,824	1,655,350	234,748	1,694,028
Shares redeemed	(1,773,536)	(12,849,837)	(2,110,100)	(15,313,403)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	973,041	$7,178,249	(592,400)	$(4,251,433)

Year Ended November 30	2002		2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,314,794	$9,492,951	294,644	$2,120,887
Shares issued to shareholders in payment of distributions declared	46,361	336,518	45,665	330,096
Shares redeemed	(895,971)	(6,485,930)	(221,356)	(1,612,147)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	465,184	$3,343,539	118,953	$838,836

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	7,743,939	$55,504,990	1,278,996	$9,098,259

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Federated Investment Management Company ("FIMC"), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not incur a distribution services fee for the year ended November 30, 2002.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 2002, were as follows:

Purchases	$177,923,722

Sales	$127,007,620

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT

The Corporation entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of November 30, 2002, the maximum outstanding borrowing was $13,303,000. The Fund had an average outstanding daily balance of $2,889,706 with a high and low interest rate of 2.44% and 2.25%, respectively, representing only the days the LOC was utilized. Interest expense totaled $3,045 for the year ended November 30, 2002.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2002, the Fund did not designate any long-term capital gain dividends.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED INTERNATIONAL HIGH INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International High Income Fund (the "Fund") (one of the portfolios constituting Federated World Investment Series, Inc.) as of November 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International High Income Fund of Federated World Investment Series, Inc. at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Ernst & Young LLP

Boston, Massachusetts
January 9, 2003

Board of Directors and Corporation Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND DIRECTOR Began serving: January 1994	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: January 1994

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR Began serving: January 1994

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: January 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: January 1994

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Address Positions Held with Corporation	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated International High Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31428U771
Cusip 31428U763
Cusip 31428U755

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

G01949-01 (1/03)

Federated Investors
World-Class Investment Manager

Federated European Growth Fund

Established 1996

A Portfolio of Federated World Investment Series, Inc.

7TH ANNUAL REPORT

November 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated European Growth Fund

President's Message

Dear Fellow Shareholder:

Federated European Growth Fund was created in 1996, and I am pleased to present its seventh Annual Report. As of November 30, 2002, the fund's net assets of $27.3 million was broadly diversified across 75 stocks selected for their capital appreciation potential, with the average holding representing approximately 1.34% of the fund's total assets. The fund may invest in the 13 countries that have adopted the euro, and others that have not yet agreed to it, including the United Kingdom, Sweden and Denmark.1

Investing in international markets has not been rewarding since the beginning of 2000. Even a broadly diversified portfolio of stocks did not protect the share values of the fund. The U.S. economy, strong or weak, is reflected in the international markets--not in all markets all at the same time, but enough of a correlation exists to make it very difficult to own a diversified stock portfolio, yet benefit in a meaningful way when a particular market, i.e., Russia, South Africa, or Turkey, does improve. We try to be in the right international market at the right time, but do not make large calls or placements.

This report covers the 12-month period from December 1, 2001 through November 30, 2002. It begins with an interview with the fund's portfolio manager, Frank Semack, Senior Vice President of Federated Global Investment Management Corp. Following his discussion covering international economic and market conditions and fund strategy are two items of shareholder interest. First is a complete listing of the fund's holdings, and second is the publication of the fund's financial statements.

1 Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Funds whose investments are concentrated in a specific industry, sector or geographic area may be subject to a higher degree of market risk than funds whose investments are diversified.

The fund offers shareholders significant long-term growth opportunities from a select portfolio of stocks issued by major European companies. For most of the year, both the value of the euro relative to the U.S. dollar and the European stock markets themselves declined. Accordingly, the fund's returns were negative. Individual share class total return performance for the 12-month reporting period follows:2

	Total Return	Net Asset Value Change
Class A Shares	(16.38)%	$11.11 to $9.29 = (16.38)%
Class B Shares	(17.08)%	$10.60 to $8.79 = (17.08)%
Class C Shares	(17.01)%	$10.58 to $8.78 = (17.01)%

The fund's negative total returns reflect continued volatility in world markets, but it is important to remember that short-term fluctuations are to be expected. Investors should not be discouraged from pursuing long-term growth through a diversified portfolio of European securities.

Thank you for entrusting a portion of your wealth to this highly diversified approach to the dynamic European market. Remember, reinvesting your dividends is a convenient way to build the value of your account and help your money grow through the benefit of compounding. My recommendation to all mutual fund shareholders is to add to your investment account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing.3

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
January 15, 2003

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on the offering price (i.e., less any applicable sales charge), for Class A, Class B and Class C shares were (21.00)%, (21.64)%, and (17.84)%, respectively.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Frank Semack

Senior Vice President

Federated Global Investment Management

Investment Review

What is your review of the European market over the past 12-month reporting period?

Europe's performance was relatively uneventful for the first six months of the fund's reporting period despite growing accounting/corporate governance scandals such as Enron and their impact on investor sentiment in Europe. With market correlations running at historically high levels of around 90%, domestic news was not that important. What did count were hopes that a U.S. economic recovery would soon translate into one in Europe. Market volatility decreased considerably which resulted in the Morgan Stanley Capital Index Europe Index (MSCI-EUROPE)1 fluctuating within a narrow range of around 10%. There was a touch more volatility in dollar-adjusted terms, as the euro came under pressure in January 2002 owing to perceptions of a faster economic rebound in the U.S. relative to Europe. However, it then began a gradual recovery, finishing the first quarter of 2002 at just 2% lower ($0.87). It subsequently climbed 12% during the second quarter of 2002 to $0.99.

Starting in May 2002, renewed investor concerns about geopolitical instability, terrorist threats, corporate malfeasance and a reduction in earnings expectations began to add up to a sense of gloom that sent markets reeling from June to October 2002. Equity prices all but collapsed in July and in September, bracketing a 20% rally between the third week of July and the third week of August 2002. Annualized stock market volatility tripled to over 60%, corresponding to 3%-4% market moves on a daily basis. The MSCI-EUROPE Index lost 22.8% in dollar terms during the third quarter of 2002, the worst quarter since the 1987 crash. Serious negative factors included widespread worries about a double-dip recession and a deteriorating outlook for profits, combined with still unrealistically high analyst expectations. Investor sentiment was also negatively affected by mounting tensions over Iraq, the lead-up to the German elections as well as their result, and the ongoing saga of U.S. corporate governance.

1 The MSCI-EUROPE Index is a market value-weighted average of over 580 securities listed on the stock exchanges of 15 countries in the European region. Indexes are unmanaged and investments cannot be made in an index.

A strong recovery began in early October 2002, even though news did not appreciably improve. Investor sentiment had merely become less negative, primarily mirroring the mood on Wall Street. If anything, the domestic background in continental Europe appeared to be getting worse rather than better. Many market commentators began to draw parallels between Germany and Japan, which--if they turned out to be apt--would obviously have deeply negative implications for the whole continent. In early November, however, the Federal Reserve Board's 50 basis point cut in the Federal Funds Target Rate to 1.25% renewed speculation that the European Central Bank ("ECB") would eventually follow with a cut of its own. By the end of the month, the broad market had gained some 18% vis-à-vis the early-October lows.

How did all this turbulence impact individual sectors?

Technology, Telecommunications and Media ("TMT") and Insurance sectors were under pressure right from the start. By contrast, Energy, Autos and Chemicals along with other cyclical sectors were among the relative winners in the early months. The TMT debacle intensified during the second quarter of 2002 with losses of as much as 40% on average. Insurance stocks continued to lose ground, too, down around 20% amid growing unease about insurance companies' solvency should equities continue to plunge. Even the most defensive of sectors--Food, Beverage and Tobacco--registered absolute losses. This continued to be the case during the third quarter of 2002 as Technology, Consumer and Industrial cyclical stocks and Insurance stocks crashed further. Banks and Diversified Financials, which had previously shown some resilience, got caught in the whirlwind of indiscriminate selling. As for the October/November rally, the picture was exactly the reverse: Technology, Insurance, Banks, Diversified Financials, and Cyclical goods and services (including Media) were among the best performing sectors. Technology was up nearly 60% as compared with negative or only marginally positive returns in the defensive sectors. Insurance and Telecommunications were each up nearly 40%.

How did Federated European Growth Fund fare under the circumstances?

The fund's Class A, Class B and Class C shares 12-month returns were (16.38)%, (17.08)%, and (17.01)%, respectively, compared with (13.14)% for the MSCI EUROPE Index. Our performance attribution analysis shows that stock selection contributed a positive 375 basis points to the year's results, while sector selection detracted to the tune of 90 basis points. These figures exclude the real-world effects of trading, exchange rate and fund expenses, as well as the impact of investors market-timing transactions.

Stock and sector selection added value in most cases though with the major exception being Information Technology, where an overweight average position as well as individual holdings combined to detract some 357 basis points from the overall returns. Three out of the five worst performing names were in the Technology sector (Alcatel, STM and Altran); Sogecable (Media) and Vodafone (Telecommunications) were the other two. In all cases, this resulted from a combination of individual stock weightings and performance.

Top contributors, by contrast, included Insurance, thanks to an outstanding stock selection contribution in the context of the sector's overall grim showing, and a combination of stock overweights and performance in Retailing and Transportation. The top five names were ENI (Energy), Autostrade (Transportation), Altadis (Tobacco), Koninklijke KPN (Telecommunications) and Debenhams (Retailing). We added value in six out of the ten major sectors in terms of group weights and in nine out of ten in terms of stock selection.

We view this outcome as being entirely consistent with the volatile environment within which we had to operate, both in terms of sector rotation and the dispersion of the benchmark sector returns.

How were the fund's holdings allocated among sectors, and what were the top ten holdings as of November 30, 2002?

Sector	Percentage of Net Assets
Financials	27.9%
Consumer Staples	14.6%
Consumer Discretionary	12.4%
Energy	9.1%
Information Technology	8.6%
Health Care	8.2%
Telecommunication Services	6.6%
Industrials	5.5%
Materials	3.9%
Utilities	3.4%

The top ten holdings were as follows:

Name	Country	Percentage of Net Assets
STOXX 50 LDRS	Ireland	5.2%
Vodafone Group PLC	United Kingdom	2.9%
Nestle SA	Switzerland	2.5%
TotalFina SA, Class B	France	2.3%
UBS AG	Switzerland	2.3%
Beiersdorf AG	Germany	2.2%
Schering AG	Germany	2.2%
Credit Lyonnais SA	France	1.9%
Heineken NV	Netherlands	1.9%
Granada PLC	United Kingdom	1.9%
TOTAL		25.3%

What is your outlook for 2003?

Having initially concluded that the interest-rate easing cycle was over, bond markets worldwide nonetheless had a strong run for much of the year. The result was flattening yield curves and widening corporate spreads in an environment of growing doubts about the near-term (and in some cases long-term) earnings power and balance sheet strength of the corporate sector. The ECB did at last cut rates by 50 basis points to 2.75% in early December 2002, which will now complement some fiscal easing in the euro zone despite the growth and stability pact budget deficit limit of 3% of gross domestic product ("GDP"). Germany, France and some of the smaller economies are all set to operate close to if not above this limit. In the United Kingdom, too, the deficit is set to rise, though to a more moderate 1.9% of GDP.

The net result of all this should be traditional "automatic stabilizers" kicking in and preventing a deep recession. Nevertheless, Germany's problems, in terms of labor market inflexibility, high taxation and low growth, are serious enough to preclude an early, sustainable, broad-based recovery. Although this does not at first sound like a recipe for strong markets, bear in mind that investors often act on the basis of short-term sentiment rather than any fundamental analysis. We expect this pattern to persist, especially in Germany, which now has the dubious distinction of being the most volatile of all the European markets.

By the end of the third quarter of 2002, earnings and dividend yield ratios with respect to bonds had reached substantial discounts vis-à-vis the preceding years; the equity risk premium (measured by the expected return on equities relative to bond yields) was on some estimates at its highest level for over seven years. The market rally since then, combined with ten-year bond yield increases in Europe of around 30 basis points and 60 basis points in the United States, has obviously taken away from the relative attractiveness of equities. Furthermore, the reliability of earnings estimates remains generally poor. Current price-to-earnings estimates put Europe on around 13.5 times 2003's earnings per share, which implies almost a 20% earnings growth over 2002. Although this would seem to require a somewhat better economic background than is currently on offer, the interest rate reductions should help and a good deal of corporate balance sheet restoration is in progress.

Federated European Growth Fund--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated European Growth Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2002 compared to the Morgan Stanley Capital International Europe Index (MSCI-EUROPE).2

Average Annual Total Returns[3] for the Period Ended 11/30/2002
1 Year	(21.00)%

5 Years	(4.45)%

Start of Performance (2/28/1996)	1.49%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EUROPE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EUROPE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges.

Federated European Growth Fund--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated European Growth Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2002 compared to the Morgan Stanley Capital International Europe Index (MSCI-EUROPE).2

Average Annual Total Returns[3] for the Period Ended 11/30/2002
1 Year	(21.64)%

5 Years	(4.42)%

Start of Performance (2/28/1996)	1.56%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EUROPE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EUROPE is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated European Growth Fund--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated European Growth Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 2002 compared to the Morgan Stanley Capital International Europe Index (MSCI-EUROPE).2

Average Annual Total Returns[3] for the Period Ended 11/30/2002
1 Year	(17.84)%

5 Years	(4.07)%

Start of Performance (2/28/1996)	1.57%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EUROPE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EUROPE is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

November 30, 2002

Shares			Value in U.S. Dollars
		COMMON STOCKS--100.2%
		Banks--16.7%
29,300		Abbey National Bank PLC, London	$295,049
41,800		Barclays PLC	302,284
10,450		Credit Lyonnais SA	521,620
16,400		Credit Suisse Group	385,233
23,350		Danske Bank A/S	390,411
7,150		Deutsche Bank AG	357,963
11,050		EFG Eurobank	125,132
37,400		Lloyds TSB Group PLC	315,542
10,600		National Bank of Greece	147,624
45,000		Nordea AB	219,737
10,093		Royal Bank of Scotland PLC, Edinburgh	258,681
26,529		Standard Chartered PLC	319,749
12,370		UBS AG	622,351
73,300		Unicredito Italiano SpA	291,978

		TOTAL	4,553,354

		Capital Goods--2.4%
7,700		ACS Actividades de Constuccion y Servicios, SA	228,928
5,300		Sandvik AB	127,648
11,000		Thales SA	310,541

		TOTAL	667,117

		Commercial Services & Supplies--1.4%
77,000		Amadeus Global Travel Distribution SA	395,443

		Consumer Durables & Apparel--1.4%
4,230		Swatch Group AG, Class B	380,081

		Diversified Financials--8.0%
34,000		Amvescap PLC	250,636
33,550		Banca Fideuram SpA	190,296
8,250		Deutsche Boerse AG	328,625
53,500		STOXX 50 LDRS	1,410,979

		TOTAL	2,180,536

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Energy--9.1%
61,200		BG Group PLC	$230,331
67,450		BP PLC	438,999
25,750		ENI SpA	373,961
7,470		Royal Dutch Petroleum Co.	326,791
75,800		Shell Transport & Trading Co.	491,577
4,730		TotalFina SA, Class B	634,773

		TOTAL	2,496,432

		Food & Drug Retailing--2.1%
75,700		Safeway PLC	256,648
94,084		William Morrison Supermarkets	310,929

		TOTAL	567,577

		Food Beverage & Tobacco--8.8%
57,166		Gallaher Group PLC	503,200
3,685		Groupe Danone	482,087
13,750		Heineken NV	518,615
10,230		Interbrew	213,401
3,410		Nestle SA	688,541

		TOTAL	2,405,844

		Hotels Restaurants & Leisure--1.2%
36,600		Autogrill SpA	333,754

		Household & Personal Products--3.7%
5,980		Beiersdorf AG	593,310
5,885		L'Oreal SA	419,441

		TOTAL	1,012,751

		Insurance--3.3%
22,200		AXA	356,146
2,000		Muenchener Rueckversicherungs-Gesellschaft AG	278,138
20,900		Riunione Adriatica di Sicurta SpA	261,589

		TOTAL	895,873

		Materials--3.9%
4,850		Lonza AG	295,260
30,950		Stora Enso Oyj, Class R	378,153
10,700		UPM - Kymmene OY	386,996

		TOTAL	1,060,409

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Media--7.6%
39,700	[1]	British Sky Broadcasting Group PLC	$405,641
44,350		Eniro AB	303,091
347,350		Granada PLC	515,890
7,095		M6 Metropole Television	190,855
11,827		VNU - Verenigde Nederlandse Uitgeversbedrijven	353,038
34,750		WPP Group PLC	294,265

		TOTAL	2,062,780

		Pharmaceuticals & Biotechnology--8.2%
7,345		Aventis S.A.	408,220
23,675		GlaxoSmithKline PLC	442,937
6,810		Novartis AG	253,012
4,950		Sanofi Synthelabo SA	292,075
13,790		Schering AG	587,657
428		Serono SA	250,621

		TOTAL	2,234,522

		Retailing--2.3%
96,525		Kingfisher PLC	332,882
12,000		Metro AG	291,806

		TOTAL	624,688

		Software & Services--2.9%
16,700		Dassault Systemes SA	471,789
70,650	[1]	Wanadoo	328,443

		TOTAL	800,232

		Technology Hardware & Equipment--5.7%
34,600	[1]	ASM Holding NV	394,566
12,800		Koninklijke (Royal) Philips Electronics NV	280,490
23,250		Nokia Oyj	448,050
10,400		Nokia Oyj, Class A, ADR	199,784
8,660		STMicroelectronics NV	221,340

		TOTAL	1,544,230

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Telecommunication Services--6.6%
26,100		Deutsche Telekom AG, Class REG	$317,080
18,650		Hellenic Telecommunication Organization SA	203,786
76,300		Koninklijke KPN NV	506,294
410,544		Vodafone Group PLC	778,943

		TOTAL	1,806,103

		Transportation--1.5%
20,150		Air France	250,200
15,650		Deutsche Lufthansa AG	172,560

		TOTAL	422,760

		Utilities--3.4%
9,460		E.On AG	404,075
15,650		Gas Natural SDG SA	298,793
75,900		Snam Rete Gas SpA	234,479

		TOTAL	937,347

		TOTAL COMMON STOCKS (IDENTIFIED COST $29,221,472)	27,381,833

		MUTUAL FUND--6.3%
1,728,969		Prime Value Obligations Fund, Class IS (at net asset value)	1,728,969

		TOTAL INVESTMENTS (IDENTIFIED COST $30,950,441)[2]	$29,110,802

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $31,328,005. The net unrealized depreciation of investments on a federal tax basis amounts to $2,217,203 which is comprised of $1,194,756 appreciation and $3,411,959 depreciation at November 30, 2002.

Note: The categories of investments are shown as a percentage of net assets ($27,324,070) at November 30, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2002

Assets:
Total investments in securities, at value (identified cost $30,950,441)		$29,110,802
Cash denominated in foreign currency (identified cost $12,246)		12,230
Income receivable		78,677
Receivable for investments sold		372,418
Receivable for shares sold		1,803,094
Prepaid expense		17,200

TOTAL ASSETS		31,394,421

Liabilities:
Payable for investments purchased	$756,871
Payable for shares redeemed	3,243,483
Net payable for foreign currency exchange contracts	102
Accrued expenses	69,895

TOTAL LIABILITIES		4,070,351

Net assets for 3,034,814 shares outstanding		$27,324,070

Net Assets Consist of:
Paid in capital		$49,944,267
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(1,836,430)
Accumulated net realized loss on investments and foreign currency transactions		(20,783,767)

TOTAL NET ASSETS		$27,324,070

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($12,214,575÷1,315,375 shares outstanding)		$9.29

Offering price per share (100/94.50 of $9.29)[1]		$9.83

Redemption proceeds per share		$9.29

Class B Shares:
Net asset value per share ($8,488,835 ÷ 965,430 shares outstanding)		$8.79

Offering price per share		$8.79

Redemption proceeds per share (94.50/100 of $8.79)[1]		$8.31

Class C Shares:
Net asset value per share ($6,620,660 ÷ 754,009 shares outstanding)		$8.78

Offering price per share		$8.78

Redemption proceeds per share (99.00/100 of $8.78)[1]		$8.69

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2002

Investment Income:
Dividends (net of foreign taxes withheld of $83,818)			$700,552
Interest			30,736

TOTAL INCOME			731,288

Expenses:
Investment adviser fee		$374,200
Administrative personnel and services fee		185,000
Custodian fees		45,440
Transfer and dividend disbursing agent fees and expenses		114,275
Directors'/Trustees' fees		1,450
Auditing fees		15,000
Legal fees		4,866
Portfolio accounting fees		79,874
Distribution services fee--Class B Shares		86,239
Distribution services fee--Class C Shares		50,226
Shareholder services fee--Class A Shares		48,062
Shareholder services fee--Class B Shares		28,746
Shareholder services fee--Class C Shares		16,742
Share registration costs		39,182
Printing and postage		35,000
Insurance premiums		1,042
Taxes		6,686
Interest Expense		2,667
Miscellaneous		2,449

TOTAL EXPENSES		1,137,146

Waiver, Reimbursement and Expense Reduction:
Waiver of investment adviser fee	$(68,990)
Reimbursement of investment adviser fee	(54)
Fees paid indirectly from directed broker agreements	(3,211)

TOTAL WAIVER, REIMBURSEMENT AND EXPENSE REDUCTION		(72,255)

Net expenses			1,064,891

Net operating loss			(333,603)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(9,517,650)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			3,548,659

Net realized and unrealized loss on investments and foreign currency transactions			(5,968,991)

Change in net assets resulting from operations			$(6,302,594)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(333,603)	$(492,410)
Net realized loss on investments and foreign currency transactions	(9,517,650)	(11,512,051)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency	3,548,659	(2,630,655)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(6,302,594)	(14,635,116)

Distributions to Shareholders:
Distributions from net realized gains on investments and foreign currency transactions
Class A Shares	--	(3,024,717)
Class B Shares	--	(1,644,533)
Class C Shares	--	(681,721)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	--	(5,350,971)

Share Transactions:
Proceeds from sale of shares	86,807,566	173,555,446
Net asset value of shares issued to shareholders in payment of distributions declared	--	4,868,056
Cost of shares redeemed	(98,772,898)	(189,939,123)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(11,965,332)	(11,515,621)

Change in net assets	(18,267,926)	(31,501,708)

Net Assets:
Beginning of period	45,591,996	77,093,704

End of period	$27,324,070	$45,591,996

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$11.11	$15.34	$17.60	$15.79	$13.33
Income From Investment Operations:
Net investment income (net operating loss)	(0.05)[1]	(0.06)[1]	(0.06)[1]	(0.06)[1]	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.77)	(3.15)	(1.15)	2.47	2.84

TOTAL FROM INVESTMENT OPERATIONS	(1.82)	(3.21)	(1.21)	2.41	2.88

Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	--	(1.02)	(1.05)	(0.60)	(0.42)

Net Asset Value, End of Period	$ 9.29	$11.11	$15.34	$17.60	$15.79

Total Return[2]	(16.38)%	(22.66)%	(7.73)%	15.68%	22.13%

Ratios to Average Net Assets:

Expenses	2.49%[3]	2.13%	1.88%	1.84%	1.85%

Net investment income (net operating loss)	(0.49)%	(0.46)%	(0.35)%	(0.36)%	0.24%

Expense waiver/reimbursement[4]	0.18%	--	0.07%	0.44%	0.63%

Supplemental Data:

Net assets, end of period (000 omitted)	$12,215	$24,584	$43,695	$37,555	$40,453

Portfolio turnover	151%	166%	301%	226%	175%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 2.48% after taking into account these expense reductions.

4 This voluntary expense decrease is reflected in both the expense and net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$10.60	$14.77	$17.11	$15.48	$13.18
Income From Investment Operations:
Net operating loss	(0.13)[1]	(0.15)[1]	(0.19)[1]	(0.16)[1]	(0.00)[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.68)	(3.00)	(1.10)	2.39	2.72

TOTAL FROM INVESTMENT OPERATIONS	(1.81)	(3.15)	(1.29)	2.23	2.72

Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	--	(1.02)	(1.05)	(0.60)	(0.42)

Net Asset Value, End of Period	$ 8.79	$10.60	$14.77	$17.11	$15.48

Total Return[3]	(17.08)%	(23.16)%	(8.46)%	14.80%	21.14%

Ratios to Average Net Assets:

Expenses	3.24%[4]	2.88%	2.63%	2.59%	2.60%

Net operating loss	(1.32)%	(1.20)%	(1.10)%	(1.11)%	(0.51)%

Expense waiver/reimbursement[5]	0.18%	--	0.07%	0.44%	0.63%

Supplemental Data:

Net assets, end of period (000 omitted)	$8,489	$14,198	$23,705	$20,765	$17,952

Portfolio turnover	151%	166%	301%	226%	175%

1 Per share information is based on average shares outstanding.

2 Amount rounds to less than $(0.01) per share.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 3.23% after taking into account these expense reductions.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$10.58	$14.72	$17.06	$15.43	$13.15
Income From Investment Operations:
Net operating loss	(0.13)[1]	(0.14)[1]	(0.18)[1]	(0.17)[1]	(0.00)[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.67)	(2.98)	(1.11)	2.40	2.70

TOTAL FROM INVESTMENT OPERATIONS	(1.80)	(3.12)	(1.29)	2.23	2.70

Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	--	(1.02)	(1.05)	(0.60)	(0.42)

Net Asset Value, End of Period	$ 8.78	$10.58	$14.72	$17.06	$15.43

Total Return[3]	(17.01)%	(23.03)%	(8.49)%	14.85%	21.03%

Ratios to Average Net Assets:

Expenses	3.24%[4]	2.88%	2.63%	2.59%	2.60%

Net operating loss	(1.30)%	(1.14)%	(1.06)%	(1.11)%	(0.51)%

Expense waiver/reimbursement[5]	0.18%	--	0.07%	0.44%	0.63%

Supplemental Data:

Net assets, end of period (000 omitted)	$6,621	$6,810	$9,693	$5,325	$2,426

Portfolio turnover	151%	166%	301%	226%	175%

1 Per share information is based on average shares outstanding.

2 Amount rounds to less than $(0.01) per share.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 3.23% after taking into account these expense reductions.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2002

ORGANIZATION

Federated World Investment Series, Inc., (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of seven portfolios. The financial statements included herein are only those of Federated European Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, Eastern Time, on the day the value of the foreign security is determined. Fixed income, listed corporate bonds, unlisted securities and private placement securities are generally valued at the mean of the latest bid and ask price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing tax treatment for foreign currency and net operating loss. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(560,476)	$226,873	$333,603

Net investment income, net realized gain (loss), and net assets were not affected by this reclassification.

As of November 30, 2002, the tax composition of dividends was as follows:

Ordinary income	--

Long-term capital gains	--

As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	--

Undistributed long-term capital gains	--

Unrealized depreciation	$(2,213,994)

At year end, there were no significant differences between GAAP basis and tax basis of components of the net assets, other than differences in the net unrealized appreciation (depreciation) in the value of investments attributable to the tax treatment of wash sale loss deferrals.

At November 30, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $20,406,203, which will reduce the Fund's taxable income arising from future net realized gain on investment, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such a capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$11,462,369

2010	$ 8,943,834

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 2002, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Contract to Receive	In Exchange For	Contracts at Value	Unrealized Depreciation
Contract Purchased:
12/3/2002	225,404 Euro	$224,006	$223,904	$(102)

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2002, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2002		2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	8,556,310	$83,084,613	11,192,306	$153,320,884
Shares issued to shareholders in payment of distributions declared	--	--	180,843	2,716,266
Shares redeemed	(9,454,354)	(92,501,322)	(12,008,369)	(164,651,654)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(898,044)	$(9,416,709)	(635,220)	$(8,614,504)

Year Ended November 30	2002		2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	53,691	$532,376	146,185	$1,985,063
Shares issued to shareholders in payment of distributions declared	--	--	103,010	1,486,435
Shares redeemed	(427,999)	(4,151,206)	(514,216)	(6,314,688)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(374,308)	$(3,618,830)	(265,021)	$(2,843,190)

Year Ended November 30	2002		2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	330,337	$3,190,577	1,466,851	$18,249,499
Shares issued to shareholders in payment of distributions declared	--	--	46,269	665,355
Shares redeemed	(219,771)	(2,120,370)	(1,527,981)	(18,972,781)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	110,566	$1,070,207	(14,861)	$(57,927)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,161,786)	$(11,965,332)	(915,102)	$(11,515,621)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by Federated Investment Management Company ("FIMC"), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not incur a distribution services fee for the year ended November 30, 2002, and has no present intention of paying or accruing a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 2002, were as follows:

Purchases	$54,150,297
Sales	$65,496,761

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 2002, the diversification of countries was as follows:

Country	Percentage of Net Assets
United Kingdom	24.7%
France	17.9%
Germany	12.2%
Switzerland	10.5%
Netherlands	8.7%
Italy	6.2%
Finland	5.2%
Ireland	5.1%
Spain	3.4%
Sweden	2.4%
Greece	1.7%
Denmark	1.4%
Belgium	0.8%

LINE OF CREDIT

The Corporation entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of November 30, 2002, there were no outstanding loans. During the year ended November 30, 2002, the maximum outstanding borrowing was $5,368,000. The Fund had an average outstanding daily balance of $2,277,650 with a high and low interest rate of 2.50% and 1.75%, respectively, representing only the days LOC was utilized. Interest expense totaled $2,667 for the year ended November 30, 2002.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2002, the Fund did not designate any long-term capital gain dividends.

Report of Ernst & Young Llp, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED EUROPEAN GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated European Growth Fund (the "Fund") (one of the portfolios constituting Federated World Investment Series, Inc.) as of November 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the Unites States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated European Growth Fund of Federated World Investment Series, Inc. at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Ernst & Young LLP

Boston, Massachusetts
January 9, 2003

Board of Directors and Corporation Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 138 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds--eight portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND DIRECTOR Began serving: January 1994	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: January 1994

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR Began serving: January 1994

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: January 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: January 1994

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Corporation	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated European Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31428U706
Cusip 31428U805
Cusip 31428U888

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

G01979-01 (1/03)

Federated Investors
World-Class Investment Manager

Federated Global Value Fund

Established 1994

(formerly, Federated World Utility Fund)

A Portfolio of Federated World Investment Series, Inc.

9TH ANNUAL REPORT

November 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Global Value Fund

President's Message

Dear Valued Shareholder:

Federated Global Value Fund, formerly Federated World Utility Fund, is now managed to provide investors with total return and income opportunities from value stocks in both the United States and foreign countries.1 Stock selection will emphasize attractively priced companies in any sector, including Energy and Telecommunications Services, across the globe.1 This new investment approach potentially positions the fund to supply greater sector diversification benefits to shareholders. The fund's total return investment objective and large-cap focus have not changed.

This is the fund's first report under its new name and structure--but the ninth Annual Report overall--and it covers the fund's fiscal year from December 1, 2001 through November 30, 2002. It begins with an interview with the fund's portfolio manager, Marc Halperin, who is Vice President of Federated Global Investment Management Corp.Following his discussion of global economic and market conditions and fund strategy are two additional items of interest: a complete listing of the fund's investments and the publication of the fund's financial statements.

At the end of the reporting period, Federated Global Value Fund had assets of $46.0 million and owned 55 stocks in the United States and in tenforeign countries. Several companies in the portfolio, such as Viacom and Walt Disney Co.,likely will be recognizable to American investors, while other equally attractive holdings, including Hunter Douglas (Netherlands) and Michael Page (United Kingdom), may be less familiar.

1 International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

As you know, in the past year equities worldwide continued to experience discouraging market conditions, and these challenges are reflected in the fund's negative performance during the reporting period. Individual share class total return performance for the 12-month reporting period, including income distributions, follows:2

	Total Return	Income	Net Asset Value Change
Class A Shares	(12.51)%	$0.080	$12.57 to $10.93 = (13.05)%
Class B Shares	(13.18)%	$0.000	$12.37 to $10.74 = (13.18)%
Class C Shares	(13.17)%	$0.000	$12.38 to $10.75 = (13.17)%

From a short-term perspective, investing in international markets has not been rewarding since the beginning of 2000. Even a broadly diversified portfolio of stocks in many countries does not protect a global or international fund's share values in the current environment. The U.S. economy, strong or weak, is reflected in the international markets--not in all markets at the same time, but correlations do exist. For this reason, it can be very difficult to own a diversified stock portfolio and still benefit in a meaningful way when a particular market, for example, Russia, South Africa or Turkey, does improve. We try to be in the right international market at the right time, but we do not make large bets or calls.

Despite persistent volatility in both U.S. and foreign stock markets, patient investors should not be discouraged from including stock funds in a diversified portfolio. Historically, value investments have offered investors a lower risk way to participate in equities. The fund's broad geographical reach and cross-sector exposure also can help to diversify your portfolio, and diversification can help weather uncertain investment environments.

2 Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, Class B and Class C Shares were (17.31)%, (17.95)% and (14.03)%, respectively. Current performance information is available at www.federatedinvestors.com or by calling 1-800-341-7400.

In this market environment, adding to stock fund accounts on a regular basis can enable you to take advantage of price fluctuations and low valuations. Investing on a systematic basis is a convenient way to build your account and help your money grow through the benefit of compounding.3 We encourage you to discuss systematic investing with your investment professional.

Thank you for choosing Federated Global Value Fund to pursue your long-term investment goals and for your confidence in our firm.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
January 15, 2003

3 Systematic investing does not ensure a profit or protect against loss in declining markets. Because dollar cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Marc Halperin

Vice President

Federated Global Investment Management Corp.

Investment Review

What are your comments on global stock investing during the past 12-month reporting period?

There can be no doubt that the past year was a difficult one for equities--perhaps the most difficult in a generation. Global stock markets were buffeted by a number of exogenous events like corporate malfeasance and geopolitical concerns that sent stocks plunging. However, stock markets are forward-looking, and among the carnage we are now finding many opportunities to invest where before there were none. A wide array of global industries from media, financial services and leisure to capital goods, oil service and retailing are now extremely cheap on both price-to-earnings and price-to-book valuations. In structuring this more broadly diversified portfolio, we have taken advantage of these attractive valuations to construct a portfolio rich in companies with strong business franchises and that offer proprietary products and services throughout the world.

How did the fund perform over past 12-month reporting period, and what factors influenced performance?

As of November 30, 2002, the fund's total returns based on net asset value were: Class A Shares, (12.51)%; Class B Shares, (13.18)%; and Class C Shares, (13.17)%. These returns compared favorablyto the (14.41)% return of the fund's Lipper Global Fundspeer group.1 The fund also outperformed its benchmark, the Morgan Stanley Capital International World Free Index (MSCI-WFI), which returned (16.48)%.2

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

2 The MSCI-WFI Index is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East, comprising approximately 1,482 securities, with values expressed in U.S. dollars. Investments cannot be made in an index.

During the brief life of the restructured fund, the two sectors that contributed positively to our performance were media and diversified financial services, in particular, Viacom and Clear Channel in the United States. Foreign stocks that were especially strong included Amvescap (United Kingdom) and John Fairfax (Australia).

What were the fund's top ten holdings and sector weightings at the end of the reporting period?

The top ten holdings as of November 30, 2002 were as follows:3

Security	Country	Sector	Percentage of Net Assets
Merrill Lynch Co., Inc.	United States	Financials	4.6%
Viacom, Inc., Class A	United States	Consumer Discretionary	4.3%
Clear Channel Communications, Inc.	United States	Consumer Discretionary	4.2%
Walt Disney Co.	United States	Consumer Discretionary	3.8%
Goldman Sachs Group, Inc.	United States	Financials	3.5%
Sun Life Financial Services of Canada	Canada	Financials	3.3%
John Fairfax Holdings Ltd.	Australia	Consumer Discretionary	2.7%
WPP Group PLC	United Kingdom	Consumer Discretionary	2.5%
Amvescap PLC	United Kingdom	Financials	2.2%
United Stationers, Inc.	United States	Industrials	2.2%
TOTAL			33.3%

The sector weightings as of November 30, 2002 were as follows:

Sector	Percentage of Net Assets
Consumer Discretionary	36.8%
Financials	31.2%
Industrials	13.1%
Information Technology	5.4%
Energy	5.0%
Materials	3.0%
Health Care	0.7%
Utilities	0.4%
Other	4.4%

As of November 30, 2002, the fund did not hold any stocks in either the Consumer Staples or Telecommunication Services sectors.

3 These holdings are not indicative of future portfolio composition. Because this is a managed portfolio, the investment mix will change.

How are the fund's holdings selected?

The fund invests in stocks likely to appreciate in value and/or provide income. In selecting the fund's holdings, we identify companies that have value characteristics by studying their price-to-book values, price-to-earnings ratios, and dividend yields relative to their peer businesses and respective markets. A stock is selected only after a thorough analysis of company fundamentals, with relevant economic and market considerations playing a secondary role in decision-making.

What were some of the fund's recent purchases?

Purchases of special note made during the reporting period included the following:

Hunter Douglas, NV (1.8% of net assets) is a Netherlands company that makes window coverings.

Michael Page International PLC (1.7% of net assets) is a permanent employment recruiter in the United Kingdom.

IMS Health, Inc. (0.7% of net assets) is a U.S. pharmaceutical market researcher.

What is your outlook and anticipated approach for the fund moving into 2003?

The areas where we are currently finding the most inexpensive and valued stocks are the United States and Europe. The sectors where we are finding the best value currently are the media, financial services and the oil services industries. We currently have no exposure to Japan.

Companies in both the United States and Europe have cut costs and cleaned up their balance sheets to the point where any reacceleration in revenues will go directly to the bottom line. The catalyst for this revenue recovery will be, we believe, an improving U.S. economy. After one of the shortest and shallowest recessions on record, which lasted approximately eight months and reduced gross domestic product by less than 1%, we are hopeful the U.S. economy will expand nicely next year and bring an economic rebound for much of the global economy. All this should, of course, be good for equities.

What are your thoughts for shareholders on the value of continuing to invest in the fund?

Federated Global Value Fund offers an "all in one" global approach to value investing. The fund allows broad participation in global equity markets, adds vital international exposure to domestic portfolios and seeks total return at relatively low risk. Because its holdings can span all sectors and regions, the fund can provide greater diversification and potentially lower volatility.

Investors in the fund can play a more active role in building their fund accounts by using a systematic investment approach.4 Making regular monthly, quarterly or yearly contributions to a fund account can be a convenient way for shareholders to add shares and grow investments through both favorable and challenging markets.

For many years between 1980 and 2000, investors--including investment managers--benefited from periods of very strong stock performance. At times, it seemed that investors could just throw money into the stock market and their wealth increased. Today, however, that's changed: We've experienced a bear market for over three years. Investors need both an investment plan that works over time and a sensible method for putting money to work in high-quality stocks.

If you are not already doing so, we recommend you start a plan to invest systematically. Committing small amounts of money to stock investments regularly over time is an important way to build wealth overall and also to grow IRA, retirement or educational savings accounts.

4 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

Federated Global Value Fund--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Global Value Fund (formerly Federated World Utility Fund) (the "Fund") fromApril 22, 1994 (start of performance)to November 30, 2002compared to the MSCI World Free Index (MSCI-WFI),2,3 MSCI World/Telecommunication Services Index (MSCI-WTS),2,3 and the MSCI World/Utilities Index (MSCI-WU).2,3

Average Annual Total Returns[4] for the Period Ended 11/30/2002
1 Year	(17.31)%

5 Years	(0.54)%

Start of Performance (4/22/1994)	5.49%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to October 1, 1994. As of October 1, 1994, the maximum sales charge was 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WFI, MSCI-WTS and MSCI-WU have been adjusted to reflect reinvestment of dividends on securities in the indexes and average. The Fund's investment adviser has elected to change the index from MSCI-WTS and MSCI-WU to MSCI-WFI because it is more representative of the securities in which the Fund invests.

2 The MSCI-WFI, MSCI-WTS and MSCI-WU are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 For this illustration, MSCI-WFI, MSCI-WTS and MSCI-WU began their performance on December 31, 1994. The indexes have been assigned a beginning value of $9,264, the value of the Fund on December 31, 1994.

4 Total returns quoted reflect all applicable sales charges.

Federated Global Value Fund--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Global Value Fund (formerly Federated World Utility Fund) (the "Fund") from July 27, 1995 (start of performance)to November 30, 2002compared to the MSCI World Free Index (MSCI-WFI),2 MSCI World/ Telecommunication Services Index (MSCI-WTS),2 and the MSCI World/Utilities Index (MSCI-WU).2

Average Annual Total Returns[3] for the Period Ended 11/30/2002
1 Year	(17.95)%

5 Years	(0.46)%

Start of Performance (7/27/1995)	5.30%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge for on any redemption over six years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WFI, MSCI-WTS, and MSCI-WU have been adjusted to reflect reinvestment of dividends on securities in the indexes and average. The Fund's investment adviser has elected to change the index from MSCI-WTS and MSCI-WU to MSCI-WFI because it is more representative of the securities in which the Fund invests.

2 The MSCI-WFI, MSCI-WTS, and MSCI-WU are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated Global Value Fund--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Global Value Fund (formerly Federated World Utility Fund) (the "Fund") from July 27, 1995 (start of performance)to November 30, 2002compared to the MSCI World Free Index (MSCI-WFI),2 MSCI World/ Telecommunication Services Index (MSCI-WTS),2 MSCI World/Utilities Index (MSCI-WU).2

Average Annual Total Returns[3] for the Period Ended 11/30/2002
1 Year	(14.03)%

5 Years	(0.17)%

Start of Performance (7/27/1995)	5.28%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WFI, MSCI-WTS and MSCI-WU have been adjusted to reflect reinvestment of dividends on securities in the indexes and average. The Fund's investment adviser has elected to change the index from MSCI-WTS and MSCI-WU to MSCI-WFI because it is more representative of the securities of which the Fund invests.

2 The MSCI-WFI, MSCI-WTS, and MSCI-WU are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

November 30, 2002

Shares			Value
		COMMON STOCKS--95.6%
		Automobiles & Components--2.5%
57,400		Ford Motor Co.	$653,212
61,800		Visteon Corp.	497,490

		TOTAL	1,150,702

		Banks--6.1%
10,000		Credit Suisse Group	234,898
15,400		Northern Trust Corp.	595,980
14,100		PNC Financial Services Group	595,020
26,600		Washington Mutual, Inc.	957,068
134,500		Wing Hang Bank Ltd.	415,653

		TOTAL	2,798,619

		Capital Goods--1.8%
18,000		Ingersoll-Rand Co., Class A	831,600

		Commercial Services & Supplies--7.6%
421,150		Michael Page International PLC	785,967
25,400		Miller Herman, Inc.	506,451
83,300		Steelcase, Inc., Class A	892,143
30,800		United Stationers, Inc.	1,002,232
13,200		Waste Management, Inc.	328,944

		TOTAL	3,515,737

		Consumer Durables & Apparel--3.5%
41,400		Compagnie Financiere Richemont AG	780,212
33,500		Hunter Douglas NV	831,930

		TOTAL	1,612,142

		Diversified Financials--20.7%
18,000		American Express Co.	700,740
139,500		Amvescap PLC	1,028,345
11,800		Deutsche Boerse AG	470,033
46,600		Euronext NV	985,979
20,200		Goldman Sachs Group, Inc.	1,593,174
2,180		Julius Baer Holding Ltd., Zurich, Class B	573,704
Shares			Value
		COMMON STOCKS--continued
		Diversified Financials--continued
12,200	[1]	Labranche & Co. Inc.	$370,270
49,100		Merrill Lynch & Co., Inc.	2,135,850
80,000		Schroders PLC	731,566
63,200		Stilwell Financial, Inc.	930,304

		TOTAL	9,519,965

		Energy--5.0%
29,000		Offshore Logistics, Inc.	629,590
24,200		Tidewater, Inc.	748,506
38,300	[1]	Transocean, Inc.	930,690

		TOTAL	2,308,786

		Health Care Equipment & Services--0.7%
20,400		IMS Health, Inc.	338,640

		Hotels Restaurants & Leisure--2.9%
221,900		Hilton Group PLC	635,845
87,100	[1]	Park Place Entertainment Corp.	721,188

		TOTAL	1,357,033

		Insurance--3.3%
81,100		Sun Life Financial Services of Canada	1,508,460

		Materials--3.0%
33,900		Boise Cascade Corp.	918,012
14,400		Martin Marietta Materials	453,888

		TOTAL	1,371,900

		Media--23.4%
31,500	[1]	AOL Time Warner, Inc.	515,655
44,500	[1]	Clear Channel Communications, Inc.	1,933,970
31,400	[1]	Corus Entertainment, Inc., Class B	397,164
32,100	[1]	Grupo Televisa SA, ADR	944,703
60,750		Interpublic Group Cos., Inc.	909,427
708,000		John Fairfax Holdings Ltd.	1,225,780
41,800	[1]	Viacom, Inc., Class A	1,964,600
133,000		WPP Group PLC	1,126,253
87,800		Walt Disney Co.	1,740,196

		TOTAL	10,757,748

Shares			Value
		COMMON STOCKS--continued
		Real Estate--1.2%
36,000	[1]	Jones Lang LaSalle, Inc.	$580,680

		Retailing--4.5%
18,900	[1]	Federated Department Stores, Inc.	617,652
19,000		Neiman-Marcus Group, Inc., Class A	593,370
62,200	[1]	Toys `R' Us, Inc.	846,542

		TOTAL	2,057,564

		Technology Hardware & Equipment--5.4%
47,600		Arrow Electronics, Inc.	767,788
39,000	[1]	Kemet Corp.	423,930
22,900		Koninklijke (Royal) Philips Electronics NV	501,814
39,300	[1]	Tektronix, Inc.	774,996

		TOTAL	2,468,528

		Transportation--3.6%
49,000		Autostrade Spa	463,864
26,700		Florida East Coast Industries, Inc.	618,105
55,400		Grupo Aeroportuario del Sureste SA de CV, Class B, ADR	586,132

		TOTAL	1,668,101

		Utilities--0.4%
29,950		Fortum Corp.	171,960

		TOTAL COMMON STOCKS (IDENTIFIED COST $41,344,396)	44,018,165

		MUTUAL FUND--4.4%
2,035,793		Prime Value Obligations Fund, Class IS (at net asset value)	2,035,793

		TOTAL INVESTMENTS (IDENTIFIED COST $43,380,189)[2]	$46,053,958

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $43,380,189. The net unrealized appreciation of investments on a federal tax basis amounts to $2,673,769 which is comprised of $4,007,163 appreciation and $1,333,394 depreciation at November 30, 2002.

Note: The categories of investments are shown as a percentage of net assets ($46,043,088) at November 30, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2002

Assets:
Total investments in securities, at value (identified cost $43,380,189)		$46,053,958
Receivable for shares sold		14,499
Income receivable		47,554
Prepaid expense		9,500

TOTAL ASSETS		46,125,511

Liabilities:
Payable for shares redeemed	$16,882
Accrued expenses	65,541

TOTAL LIABILITIES		82,423

Net assets for 4,246,806 shares outstanding		$46,043,088

Net Assets Consist of:
Paid in capital		$75,452,124
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		2,673,923
Accumulated net realized loss on investments and foreign currency transactions		(32,298,727)
Undistributed net investment income		215,768

TOTAL NET ASSETS		$46,043,088

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($24,231,456 ÷ 2,217,025 shares outstanding)		$10.93

Offering price per share (100/94.50 of $10.93)[1]		$11.57

Redemption proceeds per share		$10.93

Class B Shares:
Net asset value per share ($18,271,676 ÷ 1,700,606 shares outstanding)		$10.74

Offering price per share		$10.74

Redemption proceeds per share (94.50/100 of $10.74)[1]		$10.15

Class C Shares:
Net asset value per share ($3,539,956 ÷ 329,175 shares outstanding)		$10.75

Offering price per share		$10.75

Redemption proceeds per share (99.00/100 of $10.75)[1]		$10.64

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2002

Investment Income:
Dividends (net of foreign taxes withheld of $42,393)			$1,718,657
Interest			93,014

TOTAL INCOME			1,811,671

Expenses:
Investment adviser fee		$624,460
Administrative personnel and services fee		185,000
Custodian fees		24,463
Transfer and dividend disbursing agent fees and expenses		169,143
Directors'/Trustees' fees		1,780
Auditing fees		15,000
Legal fees		5,961
Portfolio accounting fees		79,125
Distribution services fee--Class B Shares		184,497
Distribution services fee--Class C Shares		36,299
Shareholder services fee--Class A Shares		82,516
Shareholder services fee--Class B Shares		61,499
Shareholder services fee--Class C Shares		12,100
Share registration costs		34,683
Printing and postage		47,824
Insurance premiums		1,098
Taxes		12,312
Miscellaneous		2,500

TOTAL EXPENSES		1,580,260

Waiver, Reimbursement and Expense Reduction:
Waiver of investment adviser fee	$(85,472)
Reimbursement of investment adviser fee	(495)
Fees paid indirectly from directed broker agreements	(3,203)

TOTAL WAIVER, REIMBURSEMENT AND EXPENSE REDUCTION		(89,170)

Net expenses			1,491,090

Net investment income			320,581

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(12,454,121)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			2,709,555

Net realized and unrealized loss on investments and foreign currency transactions			(9,744,566)

Change in net assets resulting from operations			$(9,423,985)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$320,581	$412,898
Net realized loss on investments and foreign currency transactions	(12,454,121)	(11,478,788)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency	2,709,555	(11,711,746)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(9,423,985)	(22,777,636)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(268,653)	(561,869)
Class B Shares	--	(3,232)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(268,653)	(565,101)

Share Transactions:
Proceeds from sale of shares	6,278,049	12,375,507
Net asset value of shares issued to shareholders in payment of distributions declared	236,040	508,674
Cost of shares redeemed	(32,328,261)	(39,680,901)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(25,814,172)	(26,796,720)

Change in net assets	(35,506,810)	(50,139,457)

Net Assets:
Beginning of period	81,549,898	131,689,355

End of period (including undistributed net investment income of $215,768 and $174,606, respectively)	$46,043,088	$81,549,898

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$12.57	$15.73	$19.61	$16.24	$14.16
Income From Investment Operations:
Net investment income	0.10 [1]	0.11	0.13 [1]	0.03	0.23
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.66)	(3.14)	(1.34)	4.68	2.55

TOTAL FROM INVESTMENT OPERATIONS	(1.56)	(3.03)	(1.21)	4.71	2.78

Less Distributions:
Distributions from net investment income	(0.08)	(0.13)	(0.00)[2]	(0.04)	(0.26)
Distribution from net realized gain on investments and foreign currency transactions	--	--	(2.67)	(1.30)	(0.44)

TOTAL DISTRIBUTIONS	(0.08)	(0.13)	(2.67)	(1.34)	(0.70)

Net Asset Value, End of Period	$10.93	$12.57	$15.73	$19.61	$16.24

Total Return[3]	(12.51)%	(19.47)%	(7.64)%	31.41%	20.42%

Ratios to Average Net Assets:

Expenses	2.04%[4]	1.81%	1.69%	1.61%	1.52%

Net investment income	0.87%	0.72%	0.69%	0.21%	1.71%

Expense waiver/reimbursement[5]	0.14%	0.00%[6]	0.00%[6]	0.37%	0.81%

Supplemental Data:

Net assets, end of period (000 omitted)	$24,231	$43,069	$70,883	$65,071	$28,022

Portfolio turnover	185%	218%	219%	169%	139%

1 Per share amount based on average shares outstanding.

2 Per share amount does not round to $(0.01).

3 Based on net asset value, which does not reflect the sales charge of contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 2.03% after taking into account these expense reductions.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

6 Amount does not round to 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$12.37	$15.48	$19.47	$16.19	$14.12
Income From Investment Operations:
Net investment income (net operating loss)	0.01 [1]	(0.04)	(0.01)[1]	(0.07)	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.64)	(3.07)	(1.31)	4.65	2.54

TOTAL FROM INVESTMENT OPERATIONS	(1.63)	(3.11)	(1.32)	4.58	2.66

Less Distributions:
Distributions from net investment income	--	(0.00)[2]	(0.00)[2]	--	(0.15)
Distribution from net realized gain on investments and foreign currency transactions	--	--	(2.67)	(1.30)	(0.44)

TOTAL DISTRIBUTIONS	--	(0.00)[2]	(2.67)	(1.30)	(0.59)

Net Asset Value, End of Period	$10.74	$12.37	$15.48	$19.47	$16.19

Total Return[3]	(13.18)%	(20.09)%	(8.34)%	30.57%	19.53%

Ratios to Average Net Assets:

Expenses	2.79%[4]	2.56%	2.44%	2.36%	2.27%

Net investment income (net operating loss)	0.12%	(0.03)%	(0.05)%	(0.54)%	0.96%

Expense waiver/reimbursement[5]	0.14%	0.00%[6]	0.00%[6]	0.37%	0.81%

Supplemental Data:

Net assets, end of period (000 omitted)	$18,272	$31,945	$51,312	$43,969	$22,793

Portfolio turnover	185%	218%	219%	169%	139%

1 Per share amount based on average shares outstanding.

2 Per share amount does not round to $(0.01).

3 Based on net asset value, which does not reflect the sales charge of contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 2.78% after taking into account these expense reductions.

5 This voluntary expense decrease is reflected in both the expense and the net investment income
(net operating loss) ratios shown above.

6 Amount does not round to 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$12.38	$15.50	$19.48	$16.21	$14.14
Income From Investment Operations:
Net investment income (net operating loss)	0.01 [1]	(0.04)	(0.01)[1]	(0.06)	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.64)	(3.08)	(1.30)	4.63	2.54

TOTAL FROM INVESTMENT OPERATIONS	(1.63)	(3.12)	(1.31)	4.57	2.66

Less Distributions:
Distributions from net investment income	--	--	(0.00)[2]	--	(0.15)
Distribution from net realized gain on investments and foreign currency transactions	--	--	(2.67)	(1.30)	(0.44)

TOTAL DISTRIBUTIONS	--	--	(2.67)	(1.30)	(0.59)

Net Asset Value, End of Period	$10.75	$12.38	$15.50	$19.48	$16.21

Total Return[3]	(13.17)%	(20.13)%	(8.29)%	30.46%	19.50%

Ratios to Average Net Assets:

Expenses	2.79%[4]	2.56%	2.44%	2.36%	2.27%

Net investment income (net operating loss)	0.12%	(0.03)%	(0.03)%	(0.54)%	0.96%

Expense waiver/reimbursement[5]	0.14%	0.00%[6]	0.00%[6]	0.37%	0.81%

Supplemental Data:

Net assets, end of period (000 omitted)	$3,540	$6,536	$9,494	$6,821	$3,276

Portfolio turnover	185%	218%	219%	169%	139%

1 Per share amount based on average shares outstanding.

2 Per share amount does not round to $(0.01).

3 Based on net asset value, which does not reflect the sales charge of contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 2.78% after taking into account these expense reductions.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

6 Amount does not round to 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2002

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of seven portfolios. The financial statements included herein are only those of Federated Global Value Fund (formerly Federated World Utility Fund) (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A, Class B and Class C Shares. The Fund's investment objective is to provide total return.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, Eastern Time, on the day the value of the foreign security is determined. Fixed income, listed corporate bonds, unlisted securities and private placement securities are generally valued at the mean of the latest bid and ask price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purpose as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing tax treatment for book and tax differences. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$10,766	$(10,766)

Net investment income, net realized gain (loss), and net assets were not affected by this reclassification.

As of November 30, 2002, the tax composition of dividends was as follows:

Ordinary income	$268,653
Long-term capital gains	--

As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$190,668

Undistributed long-term capital gains	--

Unrealized appreciation	$2,673,923

At year end, there were no significant differences between GAAP basis and tax basis of components of the net assets.

At November 30, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $32,273,627 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in as follows:

Expiration Year	Expiration Amount
2008	$ 6,673,723

2009	$12,049,398

2010	$13,550,506

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At November 30, 2002, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2002, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	200,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	400,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2002		2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	485,448	$5,197,989	523,174	$8,042,549
Shares issued to shareholders in payment of distributions declared	18,369	236,040	31,239	505,442
Shares redeemed	(1,714,233)	(19,118,161)	(1,633,419)	(23,875,326)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,210,416)	$(13,684,132)	(1,079,006)	$(15,327,335)

Year Ended November 30	2002		2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	80,500	$912,050	237,321	$3,611,025
Shares issued to shareholders in payment of distributions declared	--	--	409	3,232
Shares redeemed	(962,170)	(10,795,114)	(970,090)	(13,861,601)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(881,670)	$(9,883,064)	(732,360)	$(10,247,344)

Year Ended November 30	2002		2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	14,698	$168,010	48,514	$721,933
Shares redeemed	(213,394)	(2,414,986)	(133,377)	(1,943,974)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(198,696)	$(2,246,976)	(84,863)	$(1,222,041)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(2,290,782)	$(25,814,172)	(1,896,229)	$(26,796,720)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Federated Investment Management Company (FIMC), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Interfund Transactions

During the year ended November 30, 2002, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sales transactions complied with Rule 17a-7 under the Act and amounted to $72,512,569 and $70,342,910, respectively.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 2002, were as follows:

Purchases	$107,352,919
Sales	$129,933,780

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT

The Corporation entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The Fund did not utilize the LOC during the year ended November 30, 2002.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2002, the Fund did not designate any long-term capital gain dividends.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED GLOBAL VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Global Value Fund (formerly, Federated World Utility Fund) (the "Fund") (one of the portfolios constituting Federated World Investment Series, Inc.) as of November 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Global Value Fund of Federated World Investment Series, Inc. at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Ernst & Young LLP

Boston, Massachusetts
January 9, 2003

Board of Directors and Corporation Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 138 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds--eight portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND DIRECTOR Began serving: January 1994	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: January 1994

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR Began serving: January 1994

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: January 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: January 1994

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Address Positions Held with Corporation	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Global Value Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31428U672
Cusip 31428U664
Cusip 31428U656

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

G00259-06 (1/03)

Federated Investors
World-Class Investment Manager

Federated Global Financial Services Fund

Established 1998

A Portfolio of Federated World Investment Series, Inc.

5TH ANNUAL REPORT

November 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Global Financial Services Fund

President's Message

Dear Valued Shareholder:

Federated Global Financial Services Fund was created in 1998, and this is its fifth Annual Report. The fund offers shareholders opportunities for long-term capital appreciation and dividend income by investing in large financial companies in the United States and around the world. As of November 30, 2002, the fund's net assets of $43.7 million were invested in 47 common stocks in seven countries.1 Among the well-known banks, insurance companies, brokerage firms and asset management companies included in the fund portfolio are Mellon Financial, MetLife, American Express and Sun Life Financial Services of Canada.

This report covers the 12-month reporting period from December 1, 2001 through November 30, 2002. It begins with an interview with the fund's co-portfolio managers, Marc Halperin and David Bruns, both vice presidents of Federated Global Investment Management Corp. Following their discussion are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

1 International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards. Funds whose investments are concentrated in a specific industry, sector or geographic area may be subject to a higher degree of market risk than funds whose investments are diversified.

As you know, in the past year equities worldwide continued to experience discouraging market conditions, and these challenges are reflected in the fund's negative performance during the reporting period. Individual share class performance for the 12-month reporting period follows:2

	Total Return	Capital Gains	Net Asset Value Change
Class A Shares	(9.81)%	$0.513	$15.03 to $13.11 = (12.77)%
Class B Shares	(10.51)%	$0.513	$14.73 to $12.74 = (13.51)%
Class C Shares	(10.48)%	$0.513	$14.76 to $12.77 = (13.48)%

Despite persistent volatility in both U.S. and foreign stock markets, patient investors should not be discouraged from building wealth through stock funds in a diversified portfolio. The fund's geographical reach can help to diversify your portfolio, and diversification may help to weather uncertain investment environments.

In this market environment, adding to stock fund accounts on a regular basis can enable you to take advantage of price fluctuations and low valuations. Investing on a systematic basis is a convenient way to build your account and help your money grow through the benefit of compounding.3 We encourage you to discuss systematic investing with your investment professional.

Thank you for your investment in Federated Global Financial Services Fund and for your confidence in our firm.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
January 15, 2003

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, Class B and Class C shares were (14.74)%, (15.26)% and (11.35)%, respectively. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions on the redemption of fund shares. Current performance information is available at www.federatedinvestors.com or by calling 1-800-341-7400.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Marc Halperin

Vice President

Federated Global Investment Management Corp.

David Bruns

Vice President

Federated Global Investment Management Corp.

Investment Review

What are your comments on the market for financial services stocks during the past 12 months?

It was a difficult 12-month reporting period for financial stocks worldwide. The combination of continued economic weakness across the globe, large corporate bankruptcies, lawsuits against major Wall Street firms, and a continued decline in the global equity markets made for a reporting period of poor performance for financial services stocks. Sectors that were hardest hit within financial services were those more heavily exposed to the equity and credit markets, including money-center banks, brokerage firms and asset management companies. The regional banks and mortgage-related companies outperformed on a relative basis during the reporting period, as investors flocked to more defensive names.

How did the fund perform over the reporting period, and what factors influenced performance?

For the 12-month reporting period ended November 30, 2002, the fund's total returns, based on net asset value, for Class A, Class B and Class C shares were (9.81)%, (10.51)% and (10.48)%, respectively.1 The fund's Class A Shares outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Financials Index,1 which returned (10.26)% for the reporting period.1

1 The MSCI World Financials Index is an unmanaged index reflecting roughly 60% of the total market capitalization within the banking, financial services, insurance and real estate industries in each of 23 developed market countries. Investments cannot be made in an index.

Several of our top-performing stocks during the 12-month reporting period were in the residential mortgage area including Countrywide Financial and Washington Mutual. Other top contributors to our performance were Investors Group, the largest mutual fund company in Canada; Wachovia, the super-regional bank based in Charlotte; and American Express, the U.S. charge card and travel-related services company.

What were the fund's top ten holdings and country weightings at the end of the reporting period?

The top ten holdings as of November 30, 2002 were as follows:2

Security	Country	Percentage of Net Assets
Merrill Lynch & Co., Inc.	United States	4.0%
Sun Life Financial Services of Canada	Canada	3.7%
American Express Co.	United States	3.5%
Washington Mutual, Inc.	United States	3.4%
Mellon Financial Corp.	United States	3.2%
Stilwell Financial, Inc.	United States	2.9%
Affiliated Managers Group	United States	2.9%
Morgan Stanley	United States	2.8%
Wachovia Corp.	United States	2.8%
Schwab (Charles) Corp.	United States	2.7%
TOTAL		31.9%

The country weightings as of November 30, 2002 were as follows:

Country	Percentage of Net Assets
United States	77.7%
United Kingdom	7.1%
Canada	6.3%
Netherlands	3.1%
Hong Kong	2.8%
Switzerland	1.7%
France	1.1%

2 These holdings are not indicative of future portfolio composition. Because this is a managed portfolio, the investment mix will change.

What were some of the fund's recent purchases?

Purchases of special note made during the reporting period included the following:

Northern Trust Corp. (1.3% of net assets), headquartered in Chicago, provides trust and investment services to individuals and institutions.

Amvescap PLC, ADR (2.1% of net assets) is a London-based money management firm that runs the AIM and Invesco families of mutual funds.

Schroders PLC (1.7% of net assets) is an international money management firm based in London that specializes in institutional asset management of equities, bonds, money market, and venture capital and alternative investments.

What is your outlook for financial stocks and your approach for the fund moving into 2003?

We continue to feel that the U.S. is the best place to be for financials because of a likely economic rebound and the attractive valuations of U.S. financial stocks. We also continue to find value in the more market-sensitive names within financial services. Included in that broad category are large corporate banks, investment banks, asset managers, brokerage firms and life insurance companies. We feel that the continued weakness within these sectors is vastly overdone and represents a fantastic buying opportunity for investors with a two- to three-year time horizon.

We have increased our exposure to both the United Kingdom and continental Europe, as financial stocks in both regions have sold off significantly in recent months. The valuations of financial stocks in Europe have become attractive, and we see excellent opportunities in the asset management, investment banking and insurance areas.

We will maintain our current underweight position in Japanese financials due to the lack of financial transparency, deteriorating asset quality, skyrocketing credit costs and a lack of government intervention necessary to clean up Japan's banking crisis. We will also continue to overweight Asia, in particular Hong Kong, since its dollar is pegged to the U.S. dollar, and the Special Economic Zone represents a leveraged play on falling interest rates in the United States.

In 2003, we should see further consolidation in the financial services sector across the globe. Smaller banks will likely encounter increased competition from larger institutions, leading to slimmer margins and lower fees, precipitating a need to merge. Also, with the decline in valuations in the asset management, brokerage and life insurance areas due to the weakness in the equity markets, consolidation in these industries is also likely to occur. This continued consolidation within the sector should provide an additional catalyst to keep interest in the financial services sector strong.

What are your thoughts for shareholders on the value of continuing to invest in the fund?

The fund allows investors to participate in the dynamic financial industry, and it can provide needed exposure to foreign companies for portfolios heavy in domestic securities. The fund's value approach to investing historically has been a lower risk way to participate in the equity markets.

Investors in the fund can play a more active role in building their fund accounts by using a systematic investment approach.3 Making regular monthly, quarterly or yearly contributions to a fund account can be a convenient way for shareholders to add shares and grow investments through both favorable and challenging markets.

For many years between 1980 and 2000, investors--including investment managers--benefited from periods of very strong stock performance. At times, it seemed that investors could just throw money into the stock market and their wealth increased. Today, however, that's changed: We've experienced a bear market for over three years. Investors need both an investment plan that works over time and a sensible method for putting money to work in high-quality stocks.

If you are not already doing so, we recommend you start a plan to invest systematically. Committing smaller amounts of money to stock investments regularly over time can potentially build wealth overall and also to grow IRA, retirement or educational savings accounts.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

Federated Global Financial Services Fund--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Global Financial Services Fund (Class A Shares) (the "Fund") from September 30, 1998 (start of performance) to November 30, 2002 compared to the Morgan Stanley Capital International-World Financials Index (MSCI-WFSI).2,3

Average Annual Total Returns[4] for the Period Ended 11/30/2002
1 Year	(14.74)%
Start of Performance (9/30/1998)	7.01%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WFSI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WFSI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 The MSCI-WFSI began its performance on 12/31/98. For this illustration, the index has been assigned a beginning value of $11,650, the value of the Fund on 12/31/98.

4 Total returns quoted reflect all applicable sales charges.

Federated Global Financial Services Fund--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Global Financial Services Fund (Class B Shares) (the "Fund") from September 30, 1998 (start of performance) to November 30, 2002 compared to the Morgan Stanley Capital International World-Financials Index (MSCI-WFSI).2,3

Average Annual Total Returns[4] for the Period Ended 11/30/2002
1 Year	(15.26)%
Start of Performance (9/30/1998)	7.26%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 2.00% on any redemption less than five years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WFSI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WFSI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 The MSCI-WFSI began its performance on 12/31/98. For this illustration, the index has been assigned a beginning value of $12,307, the value of the Fund on 12/31/98.

4 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated Global Financial Services Fund--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Global Financial Services Fund (Class C Shares) (the "Fund") from September 30, 1998 (start of performance) to November 30, 2002 compared to the Morgan Stanley Capital International-World Financials Index (MSCI-WFSI).2,3

Average Annual Total Returns[4] for the Period Ended 11/30/2002
1 Year	(11.35)%
Start of Performance (9/30/1998)	7.71%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WFSI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WFSI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 The MSCI-WFSI began its performance on 12/31/98. For this illustration, the index has been assigned a beginning value of $12,307, the value of the Fund on 12/31/98.

4 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

November 30, 2002

Shares			Value in U.S. Dollars
		COMMON STOCKS--99.8%
		Banking--8.9%
58,996		HSBC Holdings PLC	$692,206
61,316		Standard Chartered PLC	739,030
14,780		UBS AG	743,601
34,760		Wachovia Corp.	1,221,814
162,000		Wing Hang Bank Ltd.	500,638

		TOTAL	3,897,289

		Banks (Major Regional)--13.1%
23,240		Bank One Corp.	917,748
9,010		Comerica, Inc.	426,443
36,706		FleetBoston Financial Corp.	995,834
46,131		Mellon Financial Corp.	1,386,237
14,400		Northern Trust Corp.	557,280
16,240		PNC Financial Services Group	685,328
16,450		Wells Fargo & Co.	760,155

		TOTAL	5,729,025

		Consumer Discretionary--1.5%
34,119		D. R. Horton, Inc.	652,014

		Financial (Diversified)--18.5%
29,700		AXA	476,465
38,920		American Express Co.	1,515,156
24,734		Citigroup, Inc.	961,658
17,300		Countrywide Financial Corp.	852,890
27,400		Euronext NV	579,739
25,550		Franklin Resources, Inc.	944,072
29,212		J.P. Morgan Chase & Co.	735,266
13,800		Jefferson-Pilot Corp.	526,470
82,600		Schroders PLC	755,342
33,468		Van der Moolen Holding NV	768,634

		TOTAL	8,115,692

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Insurance--8.8%
34,500		John Hancock Financial Services, Inc.	$1,054,665
25,070		Marsh & McLennan Cos., Inc.	1,183,304
87,114		Sun Life Financial Services of Canada	1,620,320

		TOTAL	3,858,289

		Insurance (Multi-Line)--5.9%
6,555		American International Group, Inc.	427,058
22,050		Hartford Financial Services Group, Inc.	1,081,773
39,400		MetLife, Inc.	1,057,496

		TOTAL	2,566,327

		Investment Banking/Brokerage--25.6%
22,985	[1]	Affiliated Managers Group	1,252,912
18,383		Bear Stearns Cos., Inc.	1,176,512
14,450		Goldman Sachs Group, Inc.	1,139,671
33,300	[1]	Labranche & Co. Inc.	1,010,655
13,500		Legg Mason, Inc.	697,680
13,420		Lehman Brothers Holdings, Inc.	823,988
40,650		Merrill Lynch & Co., Inc.	1,768,275
27,295		Morgan Stanley	1,234,826
27,850		Raymond James Financial, Inc.	891,200
102,950		Schwab (Charles) Corp.	1,188,043

		TOTAL	11,183,762

		Investment Management--10.9%
62,200		Amvescap PLC, ADR	906,254
64,800		Investors Group, Inc.	1,121,809
86,120		Stilwell Financial, Inc.	1,267,686
25,500		T. Rowe Price Group, Inc.	774,945
34,500		Waddell & Reed Financial, Inc., Class A	709,665

		TOTAL	4,780,359

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Real Estate--1.7%
108,086		Sun Hung Kai Properties	$724,181

		Savings & Loan Company--4.9%
28,800		Commercial Federal Corp.	646,560
41,517		Washington Mutual, Inc.	1,493,782

		TOTAL	2,140,342

		TOTAL COMMON STOCKS (IDENTIFIED COST $46,288,115)	43,647,280

		MUTUAL FUND--0.1%
59,016		Prime Value Obligations Fund, Class IS (at net asset value)	59,016

		TOTAL INVESTMENTS (IDENTIFIED COST $46,347,131)[2]	$43,706,296

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $46,347,131. The net unrealized depreciation of investments on a federal tax basis amounts to $2,640,835 which is comprised of $4,145,266 appreciation and $6,786,101 depreciation at November 30, 2002.

Note: The categories of investments are shown as a percentage of net assets ($43,721,848) at November 30, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2002

Assets:
Total investments in securities, at value (identified cost $46,347,131)		$43,706,296
Income receivable		90,328
Receivable for shares sold		47,288
Prepaid expense		7,500

TOTAL ASSETS		43,851,412

Liabilities:
Payable to bank	$250
Payable for shares redeemed	62,896
Payable for auditing fees	18,000
Payable for distribution services fees	13,947
Payable for shareholder services fees	8,731
Payable for portfolio accounting fees	6,478
Payable for transfer and dividend disbursing agent fees and expenses	7,891
Payable for custodian fees	2,989
Payable for insurance premiums	1,075
Accrued expenses	7,307

TOTAL LIABILITIES		129,564

Net assets for 3,385,298 shares outstanding		$43,721,848

Net Assets Consist of:
Paid in capital		$46,026,836
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(2,640,467)
Accumulated net realized gain on investments and foreign currency transactions		335,479

TOTAL NET ASSETS		$43,721,848

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($20,286,684 ÷ 1,546,935 shares outstanding)		$13.11

Offering price per share (100/94.50 of $13.11)[1]		$13.87

Redemption proceeds per share		$13.11

Class B Shares:
Net asset value per share ($20,123,688 ÷ 1,579,021 shares outstanding)		$12.74

Offering price per share		$12.74

Redemption proceeds per share (94.50/100 of $12.74)[1]		$12.04

Class C Shares:
Net asset value per share ($3,311,476 ÷ 259,342 shares outstanding)		$12.77

Offering price per share		$12.77

Redemption proceeds per share (99.00/100 of $12.77)[1]		$12.64

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2002

Investment Income:
Dividends (net of foreign taxes withheld of $24,193)			$916,344
Interest			19,184

TOTAL INCOME			935,528

Expenses:
Investment adviser fee		$532,890
Administrative personnel and services fee		185,000
Custodian fees		12,740
Transfer and dividend disbursing agent fees and expenses		136,398
Directors'/Trustees' fees		1,500
Auditing fees		18,000
Legal fees		4,869
Portfolio accounting fees		79,033
Distribution services fee--Class B Shares		189,281
Distribution services fee--Class C Shares		29,186
Shareholder services fee--Class A Shares		60,400
Shareholder services fee--Class B Shares		63,094
Shareholder services fee--Class C Shares		9,729
Share registration costs		34,001
Printing and postage		46,250
Insurance premiums		1,048
Taxes		6,161
Interest expense		454
Miscellaneous		2,500

TOTAL EXPENSES		1,412,534

Waivers and Reimbursement:
Waiver of investment adviser fee	$(26,511)
Waiver of transfer and dividend disbursing agent fees and expenses	(1,794)
Reimbursement of investment adviser fee	(101)

TOTAL WAIVERS AND REIMBURSEMENT		(28,406)

Net expenses			1,384,128

Net operating loss			(448,600)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			342,953
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(6,274,973)

Net realized and unrealized loss on investments and foreign currency transactions			(5,932,020)

Change in net assets resulting from operations			$(6,380,620)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(448,600)	$(417,837)
Net realized gain on investments and foreign currency transactions	342,953	2,530,669
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(6,274,973)	(1,898,384)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(6,380,620)	214,448

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	--	(138,713)
Class B Shares	--	(44,503)
Class C Shares	--	(7,420)
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(861,425)	(67,396)
Class B Shares	(994,345)	(82,420)
Class C Shares	(149,895)	(12,086)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(2,005,665)	(352,538)

Share Transactions:
Proceeds from sale of shares	11,490,861	31,844,520
Net asset value of shares issued to shareholders in payment of distributions declared	1,782,796	334,410
Cost of shares redeemed	(19,721,193)	(21,155,034)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(6,447,536)	11,023,896

Change in net assets	(14,833,821)	10,885,806

Net Assets:
Beginning of period	58,555,669	47,669,863

End of period (including distribution in excess of net investment income of $0 and $(36,157), respectively)	$43,721,848	$58,555,669

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2002	2001	2000	1999	1998 [1]
Net Asset Value, Beginning of Period	$15.03	$14.58	$13.21	$11.99	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.06)[2]	(0.04)[2]	0.10 [2]	0.09 [2]	0.01 [2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.35)	0.62	1.53	1.21	1.98

TOTAL FROM INVESTMENT OPERATIONS	(1.41)	0.58	1.63	1.30	1.99

Less Distributions:
Distributions from net investment income	--	(0.09)	(0.02)	--	--
Distributions from net realized gain on investments and foreign currency transactions	(0.51)	(0.04)	(0.24)	(0.08)	--

TOTAL FROM DISTRIBUTIONS	(0.51)	(0.13)	(0.26)	(0.08)	--

Net Asset Value, End of Period	$13.11	$15.03	$14.58	$13.21	$11.99

Total Return[3]	(9.81)%	3.96%	12.62%	10.87%	19.90%

Ratios to Average Net Assets:

Expenses	2.19%	1.92%	1.65%	1.60%	1.60%[4]

Net investment income (net operating loss)	(0.42)%	(0.24)%	0.75%	0.79%	0.85%[4]

Expense waiver/reimbursement[5]	0.05%	0.13%	1.18%	3.37%	11.49%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$20,287	$25,257	$20,962	$6,333	$4,094

Portfolio turnover	14%	21%	40%	53%	12%

1 Reflects operations for the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2002	2001	2000	1999	1998 [1]
Net Asset Value, Beginning of Period	$14.73	$14.33	$13.09	$11.98	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.16)[2]	(0.15)[2]	0.00 [2,3]	0.01 [2]	0.00 [2,3]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.32)	0.62	1.50	1.18	1.98

TOTAL FROM INVESTMENT OPERATIONS	(1.48)	0.47	1.50	1.19	1.98

Less Distributions:
Distributions from net investment income	--	(0.03)	(0.02)	--	--
Distributions from net realized gain on investments and foreign currency transactions	(0.51)	(0.04)	(0.24)	(0.08)	--

TOTAL FROM DISTRIBUTIONS	(0.51)	(0.07)	(0.26)	(0.08)	--

Net Asset Value, End of Period	$12.74	$14.73	$14.33	$13.09	$11.98

Total Return[4]	(10.51)%	3.23%	11.72%	9.96%	19.80%

Ratios to Average Net Assets:

Expenses	2.94%	2.67%	2.40%	2.35%	2.35%[5]

Net investment income (net operating loss)	(1.19)%	(0.99)%	(0.01)%	0.04%	0.10%[5]

Expense waiver/reimbursement[6]	0.05%	0.13%	1.18%	3.37%	11.49%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$20,124	$28,947	$23,039	$9,563	$1,911

Portfolio turnover	14%	21%	40%	53%	12%

1 Reflects operations for the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

2 Per share information is based on average shares outstanding.

3 Per share amount does not round to $0.01.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2002	2001	2000	1999	1998 [1]
Net Asset Value, Beginning of Period	$14.76	$14.36	$13.11	$11.98	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.16)[2]	(0.15)[2]	0.00 [2,3]	0.01 [2]	0.00 [2,3]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.32)	0.62	1.51	1.20	1.98

TOTAL FROM INVESTMENT OPERATIONS	(1.48)	0.47	1.51	1.21	1.98

Less Distributions:
Distributions from net investment income	--	(0.03)	(0.02)	--	--
Distributions from net realized gain on investments and foreign currency transactions	(0.51)	(0.04)	(0.24)	(0.08)	--

TOTAL FROM DISTRIBUTIONS	(0.51)	(0.07)	(0.26)	(0.08)	--

Net Asset Value, End of Period	$12.77	$14.76	$14.36	$13.11	$11.98

Total Return[4]	(10.48)%	3.25%	11.78%	10.13%	19.80%

Ratios to Average Net Assets:

Expenses	2.94%	2.67%	2.40%	2.35%	2.35%[5]

Net investment income (net operating loss)	(1.19)%	(0.99)%	0.00%[6]	0.04%	0.10%[5]

Expense waiver/reimbursement[7]	0.05%	0.13%	1.18%	3.37%	11.49%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$3,311	$4,352	$3,669	$1,005	$343

Portfolio turnover	14%	21%	40%	53%	12%

1 Reflects operations for the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

2 Per share information is based on average shares outstanding.

3 Per share amount does not round to $0.01.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 Amount does not round to 0.01%.

7 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2002

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of seven portfolios. The financial statements included herein are only those of Federated Global Financial Services Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect of valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, Eastern Time, on the day the value of the foreign security is determined. Fixed income, listed corporate bonds, unlisted securities and private placement securities are generally valued at the mean of the latest bid and ask price is furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing tax treatment for foreign currency and net operating loss. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
$(486,780)	$484,757	$2,023

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

As of November 30, 2002, the tax composition of dividends was as follows:

Ordinary income	$ 132,477

Long-term capital gains	$1,873,188

As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	--

Undistributed long-term capital gains	$ 335,479

Unrealized depreciation	$(2,640,467)

Withholding taxes on foreign interest and dividends have been provided in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 2002, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2002, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2002		2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	523,755	$7,609,306	711,638	$11,067,151
Shares issued to shareholders in payment of distributions declared	54,274	818,999	11,984	193,180
Shares redeemed	(711,140)	(9,622,586)	(481,754)	(7,195,242)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(133,111)	$(1,194,281)	241,868	$4,065,089

Year Ended November 30	2002		2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	239,411	$3,363,284	1,216,166	$18,810,766
Shares issued to shareholders in payment of distributions declared	56,798	839,150	7,301	122,472
Shares redeemed	(682,363)	(8,999,422)	(866,129)	(12,657,673)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(386,154)	$(4,796,988)	357,338	$6,275,565

Year Ended November 30	2002		2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	37,746	$518,271	127,109	$1,966,603
Shares issued to shareholders in payment of distributions declared	8,422	124,647	1,177	18,758
Shares redeemed	(81,765)	(1,099,185)	(88,886)	(1,302,119)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(35,597)	$(456,267)	39,400	$683,242

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(554,862)	$(6,447,536)	638,606	$11,023,896

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by Federated Investment Management Company ("FIMC"), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not incur a distribution services fee for the year ended November 30, 2002, and has no present intention of paying or accruing the distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 2002, were as follows:

Purchases	$ 7,278,767

Sales	$15,313,605

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT

The Corporation entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of November 30, 2002, there were no outstanding loans. During the year ended November 30, 2002, the maximum outstanding borrowing was $688,000. The Fund had an average outstanding daily balance of $152,034 with a high and low interest rate of 2.50% and 1.75%, respectively, representing only the days the LOC was utilized. Interest expense totaled $454 for the year ended November 30, 2002.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $1,873,188 as capital gain dividends for the year ended November 30, 2002.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED GLOBAL FINANCIAL SERVICES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Global Financial Services Fund (the "Fund") (one of the portfolios constituting Federated World Investment Series, Inc.) as of November 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Global Financial Services Fund of Federated World Investment Series, Inc. at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Ernst & Young LLP

Boston, Massachusetts
January 9, 2003

Board of Directors and Corporation Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 138 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds--eight portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND DIRECTOR Began serving: January 1994	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: January 1994

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR Began serving: January 1994

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

 Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: January 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson University.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: January 1994

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Address Positions Held with Corporation	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Global Financial Services Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31428U847
Cusip 31428U839
Cusip 31428U821

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

G02455-03 (1/03)

Federated Investors
World-Class Investment Manager

Federated Global Equity Fund

Established 1998

A Portfolio of Federated World Investment Series, Inc.

5TH ANNUAL REPORT

November 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Global Equity Fund

President's Message

Dear Valued Shareholder:

Federated Global Equity Fund was created in 1998, and this is its fifth Annual Report. As of November 30, 2002, the fund's net assets of $27.7 million were invested in 105 common stocks in 17 countries.1 The fund offers shareholders total return opportunities by investing in high-quality, large-cap stocks in the United States and around the world. Typical holdings in the fund include such companies as Unilever NV (Netherlands), Nokia Oyj (Finland), Sony Corp. (Japan), Hewlett-Packard Co., (United States) and Clear Channel Communications, Inc. (United States).

This report covers the 12-month reporting period from December 1, 2001 through November 30, 2002. It begins with an interview with the fund's portfolio manager, Richard M. Winkowski, Jr., Vice President of Federated Global Investment Management Corp. Following his discussion is a complete listing of the fund's investments and the publication of the fund's financial statements.

As you know, in the past year equities worldwide continued to experience discouraging market conditions, and these challenges are reflected in the fund's negative performance during the reporting period. Individual share class total return performance for the 12-month reporting period follows:2

	Total Return	Net Asset Value Change
Class A Shares	(14.93)%	$9.58 to $8.15 = (14.93)%
Class B Shares	(15.38)%	$9.43 to $7.98 = (15.38)%
Class C Shares	(15.39)%	$9.42 to $7.97 = (15.39)%

1 International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

2 Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, Class B and Class C shares were (19.63)%, (20.03)% and (16.24)%, respectively. Current performance information is available at www.federatedinvestors.com or by calling 1-800-341-7400.

From a short-term perspective, investing in international markets has not been rewarding since the beginning of 2000. Even a broadly diversified portfolio of stocks in many countries does not necessarily protect a global or international fund's share values in the current environment. The U.S. economy, strong or weak, is reflected in the international markets--not in all markets at the same time, but correlations do exist. For this reason, it can be very difficult to own a diversified stock portfolio and still benefit in a meaningful way when a particular market, for example, Russia, South Africa or Turkey, does improve. We try to be in the right international market at the right time, but we do not make large bets or calls.

Despite persistent volatility in both U.S. and foreign stock markets, patient investors should not be discouraged from their goal of building wealth through stock funds in a diversified portfolio. In the fund's holdings, we have many selections with price-to-earnings ratios and growth rates more attractive than their domestic counterparts. The fund's broad geographical reach and cross-sector exposure also can help to round out your portfolio, and diversification may help to weather uncertain investment environments.

In this market environment, adding to stock fund accounts on a regular basis can enable you to take advantage of price fluctuations and low valuations. Investing on a systematic basis is a convenient way to build your account and help your money grow through the benefit of compounding.3 We encourage you to discuss systematic investing with your investment professional.

Thank you for your investment in Federated Global Equity Fund and for the confidence you have placed in our firm.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
January 15, 2003

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Richard M. Winkowski, Jr.

Vice President

Federated Global Investment Management Corp.

Investment Review

What are your comments on global stock investing during the 12-month reporting period?

In the past year, major equity markets around the world posted negative returns--despite 12 interest rate cuts by the U.S. Federal Reserve Board over the previous 24 months. The federal funds target rate went from 6.50% in December of 2000 to 1.25% in November of 2002, and yet the equity markets continued to struggle.

So, what happened? This divergence between falling interest rates and faltering equity markets can be explained by five themes:

1) The influx of corporate scandals, such as WorldCom, Enron and Tyco, dampened investors' appetite for equities as the soundness of accounting standards began to be questioned.

2) The fear of a global double-dip recession chased investors into bonds--capital preservation versus capital growth.

3) The prospect of a war in Iraq and the continued fear of terrorist attacks.

4) The sustainability of economic growth and corporate profits.

5) The continued softening of global labor markets.

As a result, the past 12 months were filled with many uncertainties, and these led to significantly increased market volatility and a negative market bias.

How did Federated Global Equity Fund perform over the reporting period, and what factors influenced performance?

For the reporting period ended November 30, 2002, the fund's total returns, based on net asset value, for Class A, Class B and Class C shares were (14.93)%, (15.38)% and (15.39)%, respectively.1 The fund performed roughly in line with its benchmark, the Morgan Stanley Capital International World Index (MSCI-WI),2 which returned (15.27)%.

On the positive side, the fund benefited from its overweights in the United States, Italy, South Korea, Cayman Islands, and France. In the United States, fund returns were mainly driven by our exposure to the Health Care sector (HCA Inc., Universal Health Services, Ventas Inc., Quest Diagnostics Inc.); Media (Clear Channel Communications Inc., Tribune Co., Belo Co.); Technology (Hewlett Packard Co., Harris Co., Cisco Systems Inc.) and select Consumer Staples holdings (PepsiAmericas Inc., Coca Cola Co.). In South Korea, performance was driven by our exposure to Samsung Electronics Co. Ltd. and Cheil Communications Inc., an advertising agency.

On the negative side, the fund was impacted by its exposure to Japan, Mexico, Switzerland, a few small-cap stocks in the U.S., and our underweight in the Financials sector. In Japan, where the fund was underweight, performance was impacted by two game software stocks, Capcom Co. Ltd. and Nintendo Co. Ltd. In Mexico and Switzerland, two stocks caused relative pain. Panamerican Beverage Inc., a Latin American bottler and distributor of beverages, faced enormous competitive pricing pressure and balance sheet pain with the weak Latin American currencies. Our holding of Swiss Reinsurance, a global play on rising reinsurance rates, proved to be a little early. In the United States, small-cap stocks Duane Reade Inc. and Titan Corp. hurt relative performance. Duane Reade Inc., a play on the recovery in the New York City economy, proved to be early, and Titan Corp., a U.S. defense contractor, was hurt by its non-core businesses. Lastly, our underweight in the Financials sector was costly. We underestimated the resilience of the U.S. consumer as well as this sector's level of cost cutting.

1 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, Class B and Class C shares were (19.63)%, (20.03)% and (16.24)%, respectively. Current performance information is available at www.federatedinvestors.com or by calling 1-800-341-7400.

2 The MSCI-WI is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East, comprising approximately 1,482 securities, with values expressed in U.S. dollars. Investments cannot be made in an index.

What were the fund's top ten holdings and sector weightings at the end of the reporting period?

The top ten holdings as of November 30, 2002 were as follows:3

Security	Country	Sector	Percentage of Net Assets
Fortum Corp.	Finland	Utilities	3.0%
Nestle SA	Switzerland	Consumer Staples	2.9%
Unilever NV	Netherlands	Consumer Staples	2.8%
Walt Disney Co.	United States	Consumer Discretionary	2.5%
Microsoft Corp.	United States	Information Technology	2.4%
Raytheon Co.	United States	Industrials	2.1%
Northrop Grumman Corp.	United States	Industrials	2.1%
Nokia Oyj, Class A, ADR	Finland	Information Technology	2.1%
Chiquita Brands International	United States	Consumer Staples	1.8%
Clear Channel Communications, Inc.	United States	Consumer Discretionary	1.8%
TOTAL			23.5%

The sector weightings as of November 30, 2002 were as follows:

Sector	Percentage of Net Assets
Financials	21.2%
Consumer Discretionary	13.6%
Industrials	12.9%
Information Technology	12.4%
Health Care	11.9%
Consumer Staples	10.2%
Utilities	6.5%
Energy	6.1%
Materials	4.4%
Telecommunication Services	2.4%

3 These holdings are not indicative of future portfolio composition. Because this is a managed portfolio, the investment mix will change.

What were some of the fund's recent purchases?

Purchases of special note made during the 12-month reporting period included the following:

Fortum Corp. (Finland; Utilities; 3.0% of net assets) is the largest Finnish electric utility. The company generates electricity and heat and is one of northern Europe's largest petroleum refiners. It recently exited the oil/natural gas exploration and production business and is benefiting from rising power prices. Fortum Corp. currently yields over 4%.

Nestle SA (Switzerland; Consumer Staples; 2.9% of net assets) processes food. The company's subsidiaries produce and sell beverages, milk products, culinary products, frozen food, chocolate, ready-to-eat dishes, refrigerated products, food service products, and pet food. Nestle SA also manufactures pharmaceuticals and cosmetics. The company currently yields 2.17%.

Northrop Grumman Corp. (United States; Industrials; 2.1% of net assets) provides products, services and solutions in defense and commercial electronics, systems integration, information technology, and non-nuclear shipbuilding and systems. The company operates throughout the world and serves U.S. and international military, government and commercial customers. It recently completed the purchase of TRW Inc., an acquisition that placed it as one of the top defense contractors in the world. The company currently yields 1.36%.

Clear Channel Communications, Inc. (United States; Consumer Discretionary; 1.8% of net assets) conducts operations in the out-of-home advertising industry. The company has radio and television stations, outdoor advertising displays and live entertainment venues in various countries around the world.

What is your outlook and anticipated approach for the fund moving into 2003?

In 2003, the global economy is on track for moderate economic and profit growth after stabilizing in the second half of 2002. The United States, Europe and various emerging Asian markets should lead the recovery, while Japan and Latin America should lag. This thesis is supported by expansionary fiscal and monetary policy, low inflation, growing money supply, and a steep yield curve. However, there are pockets of concern. Japan will most likely continue to struggle as it battles slowing exports, benign economic growth, a weak labor market, and a banking sector in need of a major overhaul. Latin America will continue to suffer from paltry economic growth, weak fiscal balances, political instability, and a hangover from the rest of the world's economic problems. And Germany could be a major negative wildcard. As the largest European Union country, Germany is currently facing a major economic slowdown and needs a major economic boost. However, its current plan to raise taxes is not seen as the right choice of medicine.

The strategy for the fund in 2003 is to continue to take a balanced, disciplined approach to stock and country selection. Given our outlook for a range-bound market (+/- 12%) for next year, the fund's country allocation will remain similar, with a focus on the U.S., Europe and emerging Asian markets and an underweight in Japan and Latin America. The key risks to a moderate economic recovery in 2003 are a prolonged war with Iraq followed by further Middle Eastern conflict, more terrorist attacks, continued Venezuelan oil disruptions, continued price deflation, and corporate profitability being hampered by under-funded pension programs.

What are your thoughts for shareholders on the value of continuing to invest in the fund?

The fund allows broad participation in global equity markets and adds vital international exposure to portfolios that emphasize domestic names. Because its holdings can span all sectors and many regions, the fund can provide significant diversification.

Investors in the fund can play a more active role in building their fund accounts by using a systematic investment approach.4 Making regular monthly, quarterly or yearly contributions to a fund account can be a convenient way for shareholders to add shares and grow investments through both favorable and challenging markets.

For many years between 1980 and 2000, investors--including investment managers--benefited from periods of very strong stock performance. At times, it seemed that investors could just throw money into the stock market and their wealth increased. Today, however, that's changed: We've experienced a bear market for over three years. Investors need both an investment plan that works over time and a sensible method for putting money to work in high-quality stocks.

If you are not already doing so, we recommend you start a plan to invest systematically. Committing smaller amounts of money to stock investments regularly over time can potentially build wealth overall and also to grow IRA, retirement or educational savings accounts.

4 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

Federated Global Equity Fund -- Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Global Equity Fund (Class A Shares) (the "Fund") fromOctober 27, 1998 (start of performance) to November 30, 2002compared to the Morgan Stanley Capital International World Index (MSCI-WI).2

Average Annual Total Return[3] for the Period Ended 11/30/2002
1 Year	(19.63)%
Start of Performance (10/27/1998)	(2.32)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges.

Federated Global Equity Fund -- Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Global Equity Fund (Class B Shares) (the "Fund") fromOctober 27, 1998(start of performance) to November 30, 2002compared to the Morgan Stanley Capital International World Index (MSCI-WI).2

Average Annual Total Return[3] for the Period Ended 11/30/2002
1 Year	(20.03)%
Start of Performance (10/27/1998)	(1.87)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WI is not adjusted to reflect sales charges, expense or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated Global Equity Fund -- Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Global Equity Fund (Class C Shares) (the "Fund") fromOctober 27, 1998 (start of performance) to November 30, 2002compared to the Morgan Stanley Capital International World Index (MSCI-WI).2

Average Annual Total Return[3] for the Period Ended 11/30/2002
1 Year	(16.24)%
Start of Performance (10/27/1998)	(1.48)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

November 30, 2002

Shares			Value in U.S. Dollars
		COMMON STOCKS--101.6%
		Banking--9.9%
3,200		Bank of America Corp.	$224,256
6,760		Comerica, Inc.	319,951
6,100		Credit Suisse Group	143,288
12,300		FleetBoston Financial Corp.	333,699
3,100		Greenpoint Financial Corp.	132,370
8,050		Kookmin Bank	309,227
6,500		Mellon Financial Corp.	195,325
9,900		U.S. Bancorp	216,810
3,200		UBS AG	160,996
48,500		Unicredito Italiano SpA	193,192
5,000		Wachovia Corp.	175,750
5,000		Washington Mutual, Inc.	179,900
3,300		Wells Fargo & Co.	152,493

		TOTAL	2,737,257

		Capital Goods--8.5%
3,050	[1]	Alliant Techsystems, Inc.	179,950
13,500		General Electric Co.	365,850
5,200		Harris Corp.	139,984
6,050		Northrop Grumman Corp.	586,305
20,200		Raytheon Co.	589,234
18,000		Tyco International Ltd.	321,120
2,900		Vinci SA	166,361

		TOTAL	2,348,804

		Commercial Services & Supplies--0.8%
18,500	[1]	Cendant Corp.	232,730

		Consumer Durables & Apparel--2.0%
5,700		Compagnie Financiere Richemont AG	107,420
9,900		Sony Corp.	437,275

		TOTAL	544,695

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Energy--6.1%
7,600		BP Amoco PLC, ADR	$297,996
13,400		GlobalSantaFe Corp.	343,308
3,800	[1]	Noble Corp.	129,010
2,700		Talisman Energy, Inc.	93,984
3,025		TotalFina SA, Class B	405,960
16,750	[1]	Transocean Sedco Forex, Inc.	407,025

		TOTAL	1,677,283

		Financials--9.6%
6,650		American Express Co.	258,884
6,150		Citigroup, Inc.	239,112
6,500		Deutsche Boerse AG	258,917
17,200		Euronext NV	363,924
5,600		Kookmin Credit Card Co., Ltd.	146,531
4,850		Merrill Lynch & Co., Inc.	210,975
4,110		Morgan Stanley	185,936
39,000		Nikko Cordial Corp.	150,012
3,600		Nomura ETF - Nikkei 225 Exchange	269,905
58,000		Nomura ETF - TOPIX Exchange	425,393
11,900		Shinhan Financial Group Co., Ltd.	141,264

		TOTAL	2,650,853

		Food Beverage & Tobacco--10.2%
36,150	[1]	Chiquita Brands International	506,100
10,100		Dole Food, Inc.	298,051
2,140		Groupe Danone	279,964
5,300		Heinz (H.J.) Co.	184,546
3,950		Nestle SA	797,577
13,200		Unilever NV	768,376

		TOTAL	2,834,614

		Health & Personal Care--3.4%
6,050		Baxter International, Inc.	193,540
7,200	[1]	Guidant Corp.	215,496
11,350	[1]	Manor Care, Inc.	221,098
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Health & Personal Care--continued
1,700	[1]	Quest Diagnostics, Inc.	$94,843
12,400	[1]	Tenet Healthcare Corp.	228,780

		TOTAL	953,757

		Hotels Restaurants & Leisure--2.1%
9,850		Accor SA	344,708
28,200		Six Continents PLC	247,790

		TOTAL	592,498

		Insurance--1.0%
4,950		MetLife, Inc.	132,858
8,500		Sun Life Financial Services of Canada	154,807

		TOTAL	287,665

		Materials--4.4%
29,000		Abitibi-Consolidated, Inc.	220,825
38,443		BHP Billiton PLC	203,872
13,500		Boise Cascade Corp.	365,580
12,150		Placer Dome, Inc.	116,397
6,450		Temple-Inland, Inc.	316,373

		TOTAL	1,223,047

		Media--6.9%
2,170		Cheil Communications, Inc.	217,689
11,500	[1]	Clear Channel Communications, Inc.	499,790
26,000		Pearson PLC	299,018
26,000		WPP Group PLC	220,170
34,700		Walt Disney Co.	687,754

		TOTAL	1,924,421

		Non-Hazardous Waste Management--0.7%
7,950		Waste Management, Inc.	198,114

		Pharmaceuticals & Biotechnology--8.5%
4,100		Abbott Laboratories	179,498
7,100	[1]	Biovail Corp.	232,040
16,600		GlaxoSmithKline PLC	310,570
5,300		Johnson & Johnson	302,206
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Pharmaceuticals and Biotechnology--continued
12,950		Novartis AG	$481,131
13,250		Pfizer, Inc.	417,905
6,300		Pharmacia Corp.	266,490
4,100		Wyeth	157,563

		TOTAL	2,347,403

		Real Estate--0.8%
31,000		Sun Hung Kai Properties	207,702

		Retailing--2.6%
12,450		Blockbuster, Inc.	270,912
145,000		China Resources Enterprises Ltd.	135,732
5,000	[1]	Federated Department Stores, Inc.	163,400
42,150		The Warehouse Group Ltd.	149,334

		TOTAL	719,378

		Software & Services--2.9%
11,650	[1]	Microsoft Corp.	673,603
1,570		SAP AG (Systeme, Anwendungen, Produkte in der Datevnerarbeitung)	137,491

		TOTAL	811,094

		Technology Hardware & Equipment--10.2%
14,100	[1]	Cisco Systems, Inc.	210,372
21,500		Hewlett-Packard Co.	418,820
13,950	[1]	Integrated Defense Technologies, Inc.	189,302
10,200		Intel Corp.	212,976
22,100		Koninklijke (Royal) Philips Electronics NV	484,284
12,800		Micron Technology, Inc.	202,368
30,100		Nokia Oyj, Class A, ADR	578,221
500		Samsung Electronics Co., Ltd.	161,762
18,500	[1]	Taiwan Semiconductor Manufacturing Co., ADR	170,200
40,100	[1]	United Microelectronics Corp., ADR	182,054

		TOTAL	2,810,359

		Telecommunication Services--2.4%
43		Nippon Telegraph & Telephone Corp.	168,902
8,100		SBC Communications, Inc.	230,850
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Telecommunication Services--continued
5,800		Telefonos de Mexico, Class L, ADR	$186,992
9,600	[1]	Telekom Austria AG	86,779

		TOTAL	673,523

		Transportation--2.1%
28,000		BAA PLC	228,179
17,550		Grupo Aeroportuario del Sureste SA de CV, Class B, ADR	185,679
12,000		Yamato Transport	176,905

		TOTAL	590,763

		Utilities--6.5%
11,212		AWG PLC	70,707
551,000		Beijing Datang Power, Class H	180,170
38,500		Enel SpA	195,427
144,500		Fortum Corp.	829,655
210,000		Huaneng Power International, Inc.	165,610
39,400		Kelda Group PLC	231,006
40,400		Snam Rete Gas SpA	124,808

		TOTAL	1,797,383

		TOTAL INVESTMENTS (IDENTIFIED COST $27,057,335)[2]	$28,163,343

1 Non-income producing security.

2 The cost of investments for federal tax purposes is $27,799,268. The net unrealized appreciation of investments on a federal tax basis amounts to $364,075 which is comprised of $1,161,139 appreciation and $797,064 depreciation at November 30, 2002.

Note: The categories of investments are shown as a percentage of net assets ($27,712,629) at November 30, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2002

Assets:
Total investments in securities, at value (identified cost $27,057,335)		$28,163,343
Cash		661,650
Cash denominated in foreign currencies (identified cost $1,125)		1,125
Income receivable		61,048
Receivable for investments sold		794,966
Receivable for shares sold		7,914
Prepaid expense		7,500

TOTAL ASSETS		29,697,546

Liabilities:
Payable for investments purchased	$313,341
Payable for shares redeemed	710,651
Net payable for foreign currency exchange contracts	10
Accrued expenses	81,915
Line of credit payable	879,000

TOTAL LIABILITIES		1,984,917

Net assets for 3,411,320 shares outstanding		$27,712,629

Net Assets Consist of:
Paid in capital		$44,140,209
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		1,106,816
Accumulated net realized loss on investments and foreign currency transactions		(17,534,396)

TOTAL NET ASSETS		$27,712,629

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($23,844,349 ÷ 2,926,464 shares outstanding)		$8.15

Offering price per share (100/94.50 of $8.15)[1]		$8.62

Redemption proceeds per share		$8.15

Class B Shares:
Net asset value per share $2,579,215 ÷ 323,131 shares outstanding		$7.98

Offering price per share		$7.98

Redemption proceeds per share (94.50/100 of $7.98)[1]		$7.54

Class C Shares:
Net asset value per share ($1,289,065 ÷ 161,725 shares outstanding		$7.97

Offering price per share		$7.97

Redemption proceeds per share (99.00/100 of $7.97)[1]		$7.89

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2002

Investment Income:
Dividends (net of foreign taxes withheld of $29,715)			$529,064
Interest			13,341

TOTAL INCOME			542,405

Expenses:
Investment adviser fee		$347,605
Administrative personnel and services fee		185,000
Custodian fees		52,624
Transfer and dividend disbursing agent fees and expenses		103,153
Directors'/Trustees' fees		1,405
Auditing fees		18,000
Legal fees		5,477
Portfolio accounting fees		79,226
Distribution services fee--Class A Shares		75,029
Distribution services fee--Class B Shares		23,462
Distribution services fee--Class C Shares		12,153
Shareholder services fee--Class A Shares		75,029
Shareholder services fee--Class B Shares		7,821
Shareholder services fee--Class C Shares		4,051
Share registration costs		33,628
Printing and postage		46,250
Insurance premiums		1,220
Taxes		5,861
Interest expense		205
Miscellaneous		2,500

TOTAL EXPENSES		1,079,699

Waivers, Reimbursement and Expense Reduction:
Waiver of investment adviser fee	$(66,871)
Waiver of transfer and dividend disbursing agent fees and expenses	(2,100)
Reimbursement of investment adviser fee	(72)
Fees paid indirectly from broker arrangements	(8,447)

TOTAL WAIVERS, REIMBURSEMENT AND EXPENSE REDUCTION		(77,490)

Net expenses			1,002,209

Net operating loss			(459,804)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(6,343,673)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			1,440,317

Net realized and unrealized loss on investments and foreign currency			(4,903,356)

Change in net assets resulting from operations			$(5,363,160)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(459,804)	$(632,720)
Net realized loss on investments and foreign currency transactions	(6,343,673)	(11,088,853)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	1,440,317	(1,209,064)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(5,363,160)	(12,930,637)

Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	--	(639,822)
Class B Shares	--	(61,884)
Class C Shares	--	(26,345)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	--	(728,051)

Share Transactions:
Proceeds from sale of shares	12,969,469	9,878,828
Net asset value of shares issued to shareholders in payment of distributions declared	--	692,968
Cost of shares redeemed	(19,877,558)	(14,192,487)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(6,908,089)	(3,620,691)

Change in net assets	(12,271,249)	(17,279,379)

Net Assets:
Beginning of period	39,983,878	57,263,257

End of period	$27,712,629	$39,983,878

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2002	2001	2000	1999	1998 [1]
Net Asset Value, Beginning of Period	$ 9.58	$12.58	$14.36	$10.55	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.12)[2]	(0.13)[2]	(0.11)[2]	(0.07)[2]	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.31)	(2.71)	0.54	3.90	0.54

TOTAL FROM INVESTMENT OPERATIONS	(1.43)	(2.84)	0.43	3.83	0.55

Less Distributions:
Distributions from net investment income	--	--	--	(0.01)	--
Distributions from net realized gain on investments and foreign currency transactions	--	(0.16)	(2.21)	(0.01)	--

TOTAL FROM DISTRIBUTIONS	--	(0.16)	(2.21)	(0.02)	--

Net Asset Value, End of Period	$ 8.15	$ 9.58	$12.58	$14.36	$10.55

Total Return[3]	(14.93)%	(22.92)%	1.90%	36.34%	5.50%

Ratios to Average Net Assets:

Expenses	2.84%[4]	2.51%	2.09%	2.00%	2.00%[5]

Net investment income (net operating loss)	(1.25)%	(1.21)%	(0.77)%	(0.58)%	0.44%[5]

Expense waiver/reimbursement[6]	0.19%	0.14%	0.36%	1.37%	4.07%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$23,844	$34,687	$50,587	$34,303	$18,858

Portfolio turnover	235%	241%	228%	187%	3%

1 Reflects operations for the period from October 27, 1998 (start of performance) to November 30, 1998.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 2.82% after taking into account these expense reductions.

5 Computed on annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2002	2001	2000	1999 [1]
Net Asset Value, Beginning of Period	$ 9.43	$12.44	$14.29	$10.55
Income From Investment Operations:
Net operating loss	(0.16)[2]	(0.19)[2]	(0.17)[2]	(0.15)[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.29)	(2.66)	0.53	3.91

TOTAL FROM INVESTMENT OPERATIONS	(1.45)	(2.85)	0.36	3.76

Less Distributions:
Distributions from net investment income	--	--	--	(0.01)
Distributions from net realized gain on investments and foreign currency transactions	--	(0.16)	(2.21)	(0.01)

TOTAL FROM DISTRIBUTIONS	--	(0.16)	(2.21)	(0.02)

Net Asset Value, End of Period	$ 7.98	$ 9.43	$12.44	$14.29

Total Return[3]	(15.38)%	(23.27)%	1.35%	35.62%

Ratios to Average Net Assets:

Expenses	3.34%[4]	3.01%	2.59%	2.50%

Net operating loss	(1.75)%	(1.71)%	(1.21)%	(1.08)%

Expense waiver/reimbursement[5]	0.19%	0.14%	0.36%	1.37%

Supplemental Data:

Net assets, end of period (000 omitted)	$2,579	$3,484	$4,804	$1,060

Portfolio turnover	235%	241%	228%	187%

1 Financial Highlights for Class B Shares is not presented for the period from October 27, 1998 (start of performance) to November 30, 1998. Class B Shares had no public investments during that period.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 3.32% after taking into account these expense reductions.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2002	2001	2000	1999 [1]
Net Asset Value, Beginning of Period	$ 9.42	$12.42	$14.27	$10.55
Income From Investment Operations:
Net operating loss	(0.16)[2]	(0.19)[2]	(0.16)[2]	(0.16)[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.29)	(2.65)	0.52	3.90

TOTAL FROM INVESTMENT OPERATIONS	(1.45)	(2.84)	0.36	3.74

Less Distributions:
Distributions from net investment income	--	--	--	(0.01)
Distributions from net realized gain on investments and foreign currency transactions	--	(0.16)	(2.21)	(0.01)

TOTAL FROM DISTRIBUTIONS	--	(0.16)	(2.21)	(0.02)

Net Asset Value, End of Period	$ 7.97	$ 9.42	$12.42	$14.27

Total Return[3]	(15.39)%	(23.22)%	1.36%	35.43%

Ratios to Average Net Assets:

Expenses	3.34%[4]	3.01%	2.59%	2.50%

Net operating loss	(1.75)%	(1.71)%	(1.18)%	(1.08)%

Expense waiver/reimbursement[5]	0.19%	0.14%	0.36%	1.37%

Supplemental Data:

Net assets, end of period (000 omitted)	$1,289	$1,813	$1,873	$191

Portfolio turnover	235%	241%	228%	187%

1 Financial Highlights for Class C Shares is not presented for the period from October 27, 1998 (start of performance) to November 30, 1998. Class C Shares had no public investments during that period.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 3.32% after taking into account these expense reductions.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2002

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of seven portfolios. The financial statements included herein are only those of Federated Global Equity Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to obtain a total return on its assets.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, Eastern Time, on the day the value of the foreign security is determined. Fixed income, listed corporate bonds, unlisted securities and private placement securities are generally valued at the mean of the latest bid and ask price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing tax treatment for foreign currency and net operating loss. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(434,832)	$(40,121)	$474,953

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

As of November 30, 2002, the tax composition of dividends was as follows:

Ordinary income	--

Long-term capital gains	--

As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	--

Undistributed long-term capital gains	--

Unrealized appreciation	$364,883

At year end, there were no significant differences between GAAP basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales.

At November 30, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $16,792,463, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$10,955,685

2010	$ 5,836,778

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 2002, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Contracts to Receive	In Exchange For	Contracts at Value	Unrealized Depreciation
Contract Bought:

12/3/2002	21,944 Euro	$21,808	$21,798	$(10)

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2002, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

Year Ended November 30	2002		2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,348,930	$12,064,823	732,377	$8,075,848
Shares issued to shareholders in payment of distributions declared	--	--	46,481	610,292
Shares redeemed	(2,042,946)	(18,272,505)	(1,181,120)	(12,699,173)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(694,016)	$(6,207,682)	(402,262)	$(4,013,033)

Year Ended November 30	2002		2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	77,377	$692,212	93,046	$1,059,246
Shares issued to shareholders in payment of distributions declared	--	--	4,379	56,839
Shares redeemed	(123,818)	(1,119,872)	(113,949)	(1,197,915)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(46,441)	$(427,660)	(16,524)	$(81,830)

Year Ended November 30	2002		2001
Class C Shares:	Share	Amount	Shares	Amount
Shares sold	24,039	$212,434	66,857	$743,734
Shares issued to shareholders in payment of distributions declared	--	--	1,993	25,837
Shares redeemed	(54,838)	(485,181)	(27,074)	(295,399)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(30,799)	$(272,747)	41,776	$474,172

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(771,256)	$(6,908,089)	(377,010)	$(3,620,691)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 2002, were as follows:

Purchases	$80,273,797

Sales	$86,219,919

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 2002, the diversification of countries was as follows:

Country	Percentage of Net Assets
United States	51.1%
United Kingdom	7.6%
Switzerland	6.1%
Japan	5.9%
Netherlands	5.8%
Finland	5.1%
France	4.3%
Korea, Republic of	3.5%
Canada	3.0%
Italy	1.9%
Germany, Republic of	1.4%
Mexico	1.3%
Taiwan, Province of China	1.3%
China	1.3%
Hong Kong	1.2%
New Zealand	0.5%
Austria	0.3%

LINE OF CREDIT

The Corporation has entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of November 30, 2002, the Fund had an outstanding balance of $879,000. During the year ended November 30, 2002, the maximum outstanding borrowing was $879,000. The Fund had an average outstanding daily balance of $543,186 with a high and low interest rate of 2.31% and 1.75%, respectively, representing only the days the LOC was utilized. Interest expense totaled $205 for the year ended November 30, 2002.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2002, the Fund did not designate any long-term capital gain dividends.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED GLOBAL EQUITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Global Equity Fund (the "Fund") (one of the portfolios constituting Federated World Investment Series, Inc.) as of November 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Global Equity Fund of Federated World Investment Series, Inc. at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Ernst & Young LLP

Boston, Massachusetts
January 9, 2003

Board of Directors and Corporation Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 138 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds--eight portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND DIRECTOR Began serving: January 1994	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: January 1994

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR Began serving: January 1994

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: January 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: January 1994

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Corporation	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Global Equity Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31428U870
Cusip 31428U862
Cusip 31428U854

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

G02336-04 (1/03)